UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06260
Quaker Investment Trust
(Exact name of registrant as specified in charter)
309 Technology Drive
Malvern, PA 19355

(Address of principle executive offices) (Zip Code)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 220-8888

Date of fiscal year end:	June 30, 2011

Date of reporting period:	June 30, 2011

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Annual Report
2 0 1 1

Tactical Allocation Funds

Quaker Akros Absolute Return Fund

Quaker Event Arbitrage Fund

Quaker Global Tactical Allocation Fund

Quaker Long-Short Tactical Allocation Fund

Quaker Small-Cap Growth Tactical Allocation Fund

Quaker Strategic Growth Fund

Traditional Funds

Quaker Capital Opportunities Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

QUAKER® FUNDS

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.
Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.
This report must be preceded or accompanied by a current prospectus.
The opinions expressed are those of the sub-advisers through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.
Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Chairman’s Letter to the Shareholders
June 30, 2011
Dear Fellow Shareholder,
     The premise upon which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.
     Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.
Jeffry H. King, Sr.
Chairman & CEO
Quaker Investment Trust

Performance Update
Quaker Akros Absolute Return Fund (AARFX, QASDX, QASIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Akros Absolute Return Fund (the “Fund”) seeks to provide long-term capital appreciation and income while seeking to protect principal during unfavorable market conditions.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2011, the Fund fell 0.93%, while the S&P 500® Total Return Index (“S&P 500”) gained 30.69% for the year. For the six months ended June 30, 2011, the Fund was down 1.12%, while the S&P 500 returned 6.02%.
     Clearly, the Fund has been treading water (with very low volatility relative to the S&P 500 Index) for much of the past year. This has been the result of two main factors. The first factor has been the Fund’s equity exposure, which on a net basis has been very modest for most of the year, ranging from slightly under 10% to almost 40% (for a very brief period of time). The second factor regarding performance has been the nature of the Fund’s long and short positions. The Fund’s long positions have consisted mainly of what we consider to be high-quality, value-oriented stocks. Conversely, the Fund’s short positions have been mostly stocks and indices that we view as overpriced and more speculative. Unfortunately, the latter positions overall have outperformed the former during the past year. Although it was not a surprise to us that speculative stocks exhibited strong outperformance after the 2009 market bottom (as often occurs early in stock market rebounds), the duration of the outperformance has been uncharacteristic and therefore somewhat unexpected. With that said, we’re more convinced than ever that reasonably priced stocks will be the better performers over the short to intermediate term going forward.
     We believe that low interest rates have encouraged otherwise conservative savers to speculate in the stock market, and we expect that the interest rate environment will play a major role in equity returns over the months ahead. For this reason, our main considerations in determining the Fund’s net-equity exposure will include the prevailing bond and money-market yields.
     Going forward, we believe it makes sense to own some selectively chosen, reasonably priced stocks with decent growth rates in the following areas: large-cap technology, health care, specialty financial services, energy and mining. As we prepare for a less robust economic environment during the coming months, we expect to avoid or sell short stocks that are not growing fast enough to justify their valuations in these areas: consumer discretionary (cyclicals), homebuilding, small-cap (highly speculative technology and lower-quality industrials (cyclicals) with weak balance sheets. In the market environment that we foresee, security selection should become increasingly important. We believe that our value-oriented approach with securities on the long side – combined with our hedging (short positions) in more expensive, higher-risk securities – is going to pay off during the next several quarters.
     We remain cautious of adverse conditions and are sensitive to the importance of liquidity, good balance sheets and value in our security selection. We are also willing to quickly adjust the Fund’s long holdings and/or increase our market-risk hedges if necessary. Additionally, our skills at moving in and out of securities as they fluctuate within trading ranges should be a valuable attribute during a more volatile market environment. The most important cues that we’re focused on are interest rates, credit spreads and the value of the U.S. dollar. By monitoring these key indicators, we believe we will be able to anticipate any major adverse activity in the equity markets. As June came to a close, we saw a significant drop in longer-term interest rates and the end of quantitative easing. For the time being, this accommodative interest rate environment and some attractive valuations on a select group of stocks have kept us in a more positive and constructive mode that we would otherwise be.
Brady Lipp, Portfolio Manager
Akros Capital, LLC
SUB-ADVISER:
Akros Capital LLC
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$12,522,741
Top Ten Holdings** (% of net assets)

Goldman Sachs Group, Inc.	3.63%
Morgan Stanley	3.56%
FlatWorld Acquisition Corp.	3.19%
Microsoft Corp.	2.91%
Australia Acquisition Corp.	2.40%
Cazador Acquisition Corp. Ltd.	2.35%
Citigroup, Inc.	2.21%
Tower Group, Inc.	1.92%
Marvell Technology Group Ltd.	1.91%
Knight Capital Group, Inc.	1.85%

% Fund Total	25.93%

**	Excludes Short-Term Investments
2 | 2011 ANNUAL REPORT

Quaker Akros Absolute Return Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.99%	09/30/2005	-6.38%	-0.93%	0.99%	2.14%	N/A	N/A	1.03%	2.03%

Class C	2.74%	10/04/2010	N/A	N/A	N/A	N/A	N/A	N/A	-2.02%	-2.02%

Institutional Class	1.74%	10/04/2010	N/A	N/A	N/A	N/A	N/A	N/A	-1.14%	-1.14%

S&P 500® Total Return Index*			30.69%	30.69%	2.94%	2.94%	N/A	N/A	3.40%	3.40%

*	The benchmark since inception returns are calculated for the period September 30, 2005 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index (the “Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 3

Performance Update
Quaker Event Arbitrage Fund (QEAAX, QEACX, QEAIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2011, Class A shares of the Fund returned 0.47% whereas the S&P 500 Total Return Index (“S&P 500”) returned 30.69%. While the equity market gyrated over the last year, the Fund’s volatility was roughly three quarters lower than that of the S&P 500. Much of this stability can be attributed to the strong weighting given to capital structure arbitrage and merger arbitrage throughout the year. More recently, the Fund’s allocation to distressed securities and proxy fight investments has been increased. These strategies typically are associated with more upside potential and higher standard deviations.
     The opportunities that the portfolio management team found throughout the year, and continues to see, in merger arbitrage were mostly in event-driven mergers, which consisted of bidding wars or hostile transactions. Classic merger arbitrage, where a transaction has a high certainty of closing with a small spread over a short period of time, provided annualized returns that the management team deemed insufficient to compensate the Fund for the risk taken. However, in event-driven merger arbitrage better opportunities were available that provided attractive rewards given the level of risk taken.
     For distressed securities most opportunities were found in distressed mortgage-backed securities. Given the lax monetary conditions, it was easy for companies to borrow; therefore, there were relatively few corporate bonds in distress. Most of the economic distress in the economy was found at the household level as a direct consequence of past government policies. As banks continue to liquidate the enormous overhang of mortgage backed securities from their balance sheets, the portfolio management team anticipates that opportunities will persist for some time and that this part of the portfolio will likely have a positive contribution to performance.
     As companies need to grow through acquisitions, activist investors may find many poorly managed companies that are prospective acquisition targets. In the case of such a company, a proxy campaign can potentially not only unlock the hidden value but also provide a control premium once the company is sold. Therefore, the Fund has recently increased its allocation to proxy fights after holding it at lower levels for most of the last year. The portfolio management team believes that going forward some of the best opportunities will be found in this segment of the portfolio.
     In capital structure arbitrage, liquidations and other situations, we will allocate to specific events as opportunities arise.
I wish all investors a prosperous year and thank you for your continued support.
Thomas Kirchner, Portfolio
Manager Quaker Funds, Inc.
Standard deviation is a statistical measure of portfolio risk used to measure variability of total return around an average, over a specified period of time.
ADVISER:
Thomas F. Kirchner, CFA
Quaker Funds, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$49,723,045
Top Ten Holdings** (% of net assets)

Ally Financial, Inc.	3.59%
Countrywide Asset-Backed Certificates	3.01%
Pennichuck Corp.	2.51%
British Sky Broadcasting Group PLC	2.23%
Bucyrus International, Inc.	2.21%
National Semiconductor Corp.	2.18%
Makhteshim-Agan Industries Ltd.	2.13%
Celletis Ltd.	2.05%
Lubrizol Corp.	2.03%
Tognum AG	2.02%

% Fund Total	23.96%

**	Excludes Short-Term Investments
4 | 2011 ANNUAL REPORT

Quaker Event Arbitrage Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.99%	11/21/2003	-5.06%	0.47%	-0.19%	0.94%	N/A	N/A	6.17%	6.96%

Class C	2.74%	06/07/2010	-0.24%	-0.24%	N/A	N/A	N/A	N/A	1.29%	1.29%

Institutional Class	1.74%	06/07/2010	0.72%	0.72%	N/A	N/A	N/A	N/A	2.13%	2.13%

S&P 500® Total Return Index*			30.69%	30.69%	2.94%	2.94%	N/A	N/A	5.34%	5.34%

*	The benchmark since inception returns are calculated for the period November 21, 2003 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index (the “Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 5

Performance Update
Quaker Global Tactical Allocation Fund (QTRAX, QTRCX, QTRIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2011, the MSCI World Index (“MSCI World”) (a global market proxy) gained 30.51% while the Fund finished the fiscal year with a gain of 26.86%. For the first half of the 2011 calendar year, the MSCI World rose 5.29% while the Fund gained 2.74%.
     During the first half of the year, emerging markets experienced bear markets with the Indian, Chinese and Brazilian stock markets down double digits before recovering at the end of the period. Due to accelerating inflationary pressures, monetary authorities raised interest rates which led to inverted yield curves and hence the resultant stock market declines. Going forward, we believe that near term inflation expectations will remain elevated leading to tight monetary conditions in emerging markets; however, over the long-term, the growth fundamentals in those markets continue to remain very attractive. As an example, it is estimated that China’s domestic market retail sales are expected to double from last year’s 15 trillion yuan to as much as 30 trillion yuan in five years, implying a compound annual growth rate of nearly 15%, almost twice the GDP growth estimated over the same period. The story remains the same in other emerging markets: indications are that domestic consumption will continue to grow faster than their overall economic growth as per capita incomes rise in those countries. While the Fund has had only minor direct equity exposure to emerging markets for the first half of the year, the Fund continues to own many domestic and developed market companies that (via exports) have been capitalizing on the strength in consumer consumption in the developing world.
     The Fund is positioned to take advantage of those trends by investing in companies like Toyota Motor (Chinese people already buy more cars than people in any other country: 13.5 million last year to America’s 11.6 million). Other companies in the portfolio that may benefit from increasing consumption in emerging markets are Mead Johnson (which has 30% top line growth selling infant nutrition products in China and is also expanding in the Philippines and South America), Anheuser Busch InBev and Intercontinental Hotels. Other not too obvious beneficiaries of increasing per capita income growth in emerging markets could be insurance brokers (we hold AON Corp as an example) when more insurance is sold as the middle class expands. The rise in car purchases will likely lead to increased demand for transportation fuels and we are overweight the energy sector (not to ignore the fact that natural gas demand will continue to rise as China moves to a more green economy as per their latest five year plan). We also own agricultural stocks that look to benefit from the increasing desire for protein consumption in emerging markets (recently China made a huge purchase of U.S. corn in order to feed their expanding livestock herd). Finally, we own consumer discretionary (retail) stocks in the portfolio that are building out their international footprint and can do so without physical plant outlays (i.e. by building direct to consumer channels). Williams-Sonoma and Amazon.com are examples here. Also, we have kept our tactical allocation to cash flow (it’s currently at 4.1%) given the many areas in which we are finding attractive valuations.
Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.
Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.
SUB-ADVISER:
DG Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$19,575,496
Top Ten Holdings** (% of net assets)

Cenovus Energy, Inc.	4.04%
Ensco International PLC	3.93%
Mead Johnson Nutrition Co.	3.44%
Monsanto Co.	3.22%
Potash Corp. of Saskatchewan, Inc.	3.06%
Anheuser-Busch InBev NV	3.02%
Occidental Petroleum Corp.	2.99%
ACE Ltd.	2.97%
Agrium, Inc.	2.92%
Toyota Motor Corp.	2.74%

% Fund Total	32.33%

**	Excludes Short-Term Investments
6 | 2011 ANNUAL REPORT

Quaker Global Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	2.34%	05/01/2008	19.88%	26.86%	N/A	N/A	N/A	N/A	-10.27%	-8.65%

Class C	3.09%	05/01/2008	26.12%	26.12%	N/A	N/A	N/A	N/A	-9.31%	-9.31%

Institutional Class	2.09%	07/23/2008	27.42%	27.42%	N/A	N/A	N/A	N/A	-5.19%	-5.19%

MSCI World Index*			30.51%	30.51%	N/A	N/A	N/A	N/A	-1.84%	-1.84%

*	The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Morgan Stanley Capital International World Index (“MSCI World Index”) measures developed-market equity performance throughout the world. The MSCI World Index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 7

Performance Update
Quaker Long-Short Tactical Allocation Fund (QLSAX, QLSCX, QLSIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Long-Short Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund seeks to achieve its objective primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     U.S. domestic equity markets, as measured by the S&P 500 Total Return Index (“S&P 500”), finished the year ended June 30, 2011 up an impressive 30.69% while the Quaker Long-Short Tactical Allocation Fund (the “Fund”) was down -23.21%. U.S domestic equity markets finished the first six-months of 2011 flat with the S&P 500 up 6.02% while the Fund was down -12.95%. The year began with a continuation of the recent market advances; however, the market reached its top (so far) in late April and has since given back all of the April gains amidst the bi-directional volatility in May and June.
     Indeed, we have been among the minority of investors who believe that the actions of the Federal Reserve Bank over the last eighteen months have ultimately added risk, rather than reduced it, and will ultimately serve as a drag on the economy rather than boost it in the long run. We continue to believe that the Fund is well positioned; however, we are disappointed by our returns.
     June was particularly volatile as the markets tried to assess and digest the proximity and scope of the financial risks on the horizon both domestically and abroad. The month ended with optimist votes erasing much of the damage suffered earlier in the month as investors worried about sovereign debt levels and the U.S. led global economy.
     We continue to assess extreme risk on the global economic and financial landscape and continue to position the Fund defensively. We anticipate extended market volatility ahead with the strong possibility of abrupt and significant declines, against which we will try to position the Fund as our investment models dictate.
     While we are not pleased with the Fund’s performance; however, we feel we have invested with integrity to the model and to what we are seeing on the landscape and within the perspective of multiple cycles and secular periods.
Jonathan Ferrell, Todd Draney
Rock Canyon Advisory Group, Inc.
SUB-ADVISER:
Rock Canyon Advisory Group, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$2,139,499
Top Ten Holdings** (% of net assets)

Direxion Daily Small Cap Bear 3X Shares	5.02%
ProShares UltraShort MSCI Europe	4.04%
InnerWorkings, Inc.	2.42%
Kopin Corp.	2.31%
Forest Oil Corp.	(1.62)%
MGIC Investment Corp.	(1.84)%
USEC, Inc.	(1.98)%
Amkor Technology, Inc.	(2.16)%
Cedar Shopping Centers, Inc.	(2.21)%
Popular, Inc.	(2.23)%

% Fund Total	1.75%

**	Excludes Short-Term Investments
8 | 2011 ANNUAL REPORT

Quaker Long-Short Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	4.61%	12/31/2002	-27.43%	-23.21%	-10.65%	-9.64%	N/A	N/A	-0.46%	0.21%

Class C	5.36%	06/16/2009	-23.38%	-23.38%	N/A	N/A	N/A	N/A	-22.59%	-22.59%

Institutional Class	4.36%	06/16/2009	-22.52%	-22.52%	N/A	N/A	N/A	N/A	-21.75%	-21.75%

S&P 500® Total Return Index*			30.69%	30.69%	2.94%	2.94%	N/A	N/A	7.00%	7.00%

*	The benchmark since inception returns are calculated since commencement of December 31, 2002 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index (the “Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 9

Performance Update
Quaker Small-Cap Growth Tactical Allocation Fund (QGASX, QGCSX, QGISX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund invests at least 80% of its total assets in common stocks, American Depository Receipts (“ADRs”) and foreign securities traded on U.S. stock exchanges with market capitalizations within the range of companies included in the Russell 2000® Growth Index (the “Russell 2000 Index”).
PERFORMANCE REVIEW AND MARKET OUTLOOK
     Coming into the new fiscal year since its inception, Class A shares of the Fund exceeded the Russell 2000 Index returns by over fifteen hundred basis points. By the end of the year, the situation had reversed, and the returns since inception for the Russell 2000 Index exceed those of the Fund by over seventeen hundred basis points! What a difference a year makes!
     During the fiscal year ending June 30, 2011, the Fund’s performance increased 7.79% while the Russell 2000 Index increased 43.50%.
     The purpose of the Fund is to allow investors to participate in a perceived risky marketplace of small-cap growth stocks, while seeking to avoid the volatility (and losses) associated with them. From its inception, the Fund has had an absolute return strategy that involves a very disciplined buying strategy that defaults to cash when appropriate investments are not available. Often this means the portfolio will default to own cash. Additionally, to modulate the volatility and to avoid downside risk, the Fund will sell the Russell 2000 Index short against its equity holdings.
     Some of the Fund’s underperformance can be attributed to strategic short selling discipline that was employed during July of 2010.
     In addition, the shortfall of the Fund can also be traced to two other factors that in total created a perfect storm of underperformance. First, the Fund was invested in companies that were expected to have the fastest growing earnings of the small cap universe. These did significantly worse than slower growing companies. Second, the Fund was overweighted in micro cap stocks, those companies in the lowest 40% market capitalization. These did significantly worse that the largest companies in the universe. In fact, well more than one half of the returns in the Russell 2000 Index came from companies whose market capitalization exceeded one billion dollars.
     Because of these two outcomes, the fourth quarter of 2010 was very substandard. The Russell 2000 Index returned 17.11%, while the Fund only returned 1.28%. This outcome of the Fund did not result from an overly cautious equity exposure and a lot of cash. Rather, the outcome occurred simply because the equities in the portfolio did not perform well.
     Increasing inflationary threats have historically damaged small-cap growth stocks. The perceived new inflation that is signaled by rising commodity prices (especially oil), a falling dollar, and rising gold prices could exact a heavy discounting toll on small, fast growing stocks. The fact is that gold rose over 10% to new highs during the fourth quarter of 2010, signaling investors about the increased inflationary threats, which, in turn reduced the multiples on these small companies and prevented a natural rise in prices. These investors focused their attention on the largest of small cap stocks and the ones which had a significantly slower growth of their earnings’ horizon.
     The Fund will continue to seek positive returns no matter the market environment. It will maintain its disciplined buying, selling, and shorting strategy to avoid significant downside risk.
Stephen Shipman, Portfolio Manager
Century Management, Inc.
Basis point is a unit that is equal to 1/100th of 1% and in used to denote a change in a financial instrument.
SUB-ADVISER:
Century Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$20,064,824
Top Ten Holdings** (% of net assets)

Verigy Ltd.	5.56%
Pre-Paid Legal Services, Inc.	5.24%
Direxion Daily Small Cap Bear 3X Shares	4.82%
Varian Semiconductor Equipment Associates, Inc.	4.44%
Timberland Co.	4.39%
Enstar Group Ltd.	3.02%
Seabridge Gold, Inc.	3.00%
Greenlight Capital Re Ltd.	2.81%
Momenta Pharmaceuticals, Inc.	2.72%
L-1 Identity Solutions, Inc.	2.62%

% Fund Total	38.62%

**	Excludes Short-Term Investments
10 | 2011 ANNUAL REPORT

Quaker Small-Cap Growth Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.89%	09/30/2008	1.86%	7.79%	N/A	N/A	N/A	N/A	5.17%	7.35%

Class C	2.64%	09/30/2008	6.95%	6.95%	N/A	N/A	N/A	N/A	6.57%	6.57%

Institutional Class	1.64%	09/30/2008	7.93%	7.93%	N/A	N/A	N/A	N/A	7.66%	7.66%

Russell 2000® Growth Index*			43.50%	43.50%	N/A	N/A	N/A	N/A	12.07%	12.07%

*	The benchmark since inception returns are calculated since commencement of September 30, 2008 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 11

Performance Update
Quaker Strategic Growth Fund (QUAGX, QAGCX, QAGIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2011, the S&P 500® Total Return Index (“S&P 500”) (a broad based market proxy) gained 30.69% while the Class A shares of the Fund finished the fiscal year with a total return of 24.01%. For the first half of calendar year 2011, the S&P 500 gained 6.02% while the Fund rose 0.98%.
     Much of the last 12 months (except for the very beginning and very end) was characterized by a “risk on” trading pattern. This was fostered by accommodative fiscal measures and reinforced by strong micro fundamentals in the form of improving corporate earnings reports on the domestic front and growth in developing and most non-European developed markets. In the second half of 2010, markets were supported by a quantitative easing program (QE2) instituted by the Federal Reserve in an effort to moderate interest rates. This latest intervention along with reports of economic strength helped support a fragile market that whipsawed its way through much of the first half of the year, buffeted by sovereign debt worries in the Euro area and increased government legislative and regulatory intrusion at home (as well as a flash crash to add more uncertainty). In the first half of 2011, markets continued to be resilient with the S&P 500 gaining over 6% in spite of an earthquake and tsunami in Japan, continued unrest in the Middle East and North Africa, a fast approaching debt ceiling that could force the U.S. government into default and the slow unraveling of the eurozone. While macro concerns abounded, investor sentiment continued to be upbeat in light of solid earnings results, increased merger activity and improving economic results (particularly in manufacturing and exports), continuation of QE2 and an early Christmas present in the form of an extension on Bush era tax rates and a temporary reduction in the payroll tax that was instituted at the end of 2010.
     All sectors posted strong gains for the year with the energy and materials sectors (both overweights in the portfolio) advancing the most and financials, technology and utilities (all underweights) trailing most other sectors. During the last 12 months the portfolio was helped by stock picks in the consumer discretionary and financial sectors and hurt by stock picks in energy and materials, as well as cash drag.
     We feel that earnings growth can continue in spite of macroeconomic challenges. Sectors and companies that can maintain cash flow despite (or by avoiding) headwinds like rising input costs, weak job and income growth, poor pricing power and weak domestic economic growth should be able to outperform. As the dollar remains weak, companies with sizable international exposure (especially those doing business in countries with favorable tax treatments and stronger economic growth) may be at an advantage. The technology, materials and energy sectors, for example, meet many of these criteria. While financials once again benefit from a steep yield curve, easy year over year comparisons are waning, mortgage loan write-offs continue and regulatory burdens are beginning to bite dampening the outlook for the sector. Also, the defensive areas that have performed well in the recent “risk off” pullback (consumer staples and healthcare) also have higher hurdles ahead (higher commodity costs will encumber domestic consumer staples firms and the regulatory burdens of Obamacare are quickly approaching for healthcare).
     Overall, we believe a low growth environment coupled with volatile input prices and limited pricing power will likely result in a strong divergence in operating results, yet with continued upside potential for the market. Given these conditions we believe that experienced managers using fundamental stock selection should be able to differentiate companies that can maintain their earnings growth from those that cannot produce good results going forward.
Manu P. Daftary, Portfolio Manager
DG Capital Management
Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.
SUB-ADVISER:
DG Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$271,124,563
Top Ten Holdings** (% of net assets)

Cenovus Energy, Inc.	4.18%
Mead Johnson Nutrition Co.	3.47%
Monsanto Co.	3.28%
Anheuser-Busch InBev NV	2.94%
ACE Ltd.	2.86%
The Mosaic Co.	2.82%
Marsh & McLennan Cos., Inc.	2.79%
Occidental Petroleum Corp.	2.58%
EMC Corp.	2.47%
Chemtura Corp.	2.42%

% Fund Total	29.81%

**	Excludes Short-Term Investments
12 | 2011 ANNUAL REPORT

Quaker Strategic Growth Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.99%	11/25/1996	17.19%	24.01%	-1.53%	-0.41%	2.85%	3.44%	11.12%	11.55%

Class C	2.74%	07/11/2000	23.06%	23.06%	-1.15%	-1.15%	2.67%	2.67%	1.81%	1.81%

Institutional Class	1.74%	07/20/2000	24.22%	24.22%	-0.18%	-0.18%	3.68%	3.68%	2.68%	2.68%

S&P 500® Total Return*			30.69%	30.69%	2.94%	2.94%	2.72%	2.72%	5.73%	5.73%

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index (the “Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 13

Performance Update
Quaker Capital Opportunities Fund (QUKTX, QCOCX, QCOIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Capital Opportunities Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes show a high probability for superior growth.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     The Fund underperformed the S&P 500 Total Return Index (“S&P 500”) for the fiscal year ended June 30, 2011. For the year ended June 30, 2011, the S&P 500 returned 30.69% while Class A shares of the Fund returned 18.02%. Accurate economic forecasting often takes more than a single year to play out and the current decoupling of equity markets and economic fundamentals has naturally led investors to question the correlation between the two. Over longer periods of time (minimum 3 years), it is easier to see how the economic analysis we perform accrues significant value to our investment process.
     During this past fiscal year, as unemployment rates continued to climb and home prices continued to decline, how was it possible that the Consumer Discretionary sector was one of the best performing sectors of the S&P 500? The answer is that, over short periods of time, factors including shifting sentiment and price momentum can override fundamentals, ultimately leading to anomalies in stock market behavior. This also notably occurred in 2006, when we took a decidedly negative view on the housing and mortgage industry. Alpha that we “gave up” in 2006 was quickly recouped in 2007 when the subprime contagion became undeniable. We feel that 2011 could be similar to 2007, in that much of the portfolio positioning which did not add value in 2010 could earn its keep in 2011, and the momentum-driven environment may give way to those sectors, industries and stocks that are more in line with today’s tenuous economic realities.
     Throughout 2010, high beta, financially leveraged stocks handily outperformed their higher quality brethren. After the market had been up a relieving 26% in 2009, we stubbornly focused on the still-fragile economic data and entered the fiscal year with decidedly less greedy portfolio characteristics that included a beneath market Price-to-Earnings ratio (11.1), P/E to Growth ratio (0.87) and beta (0.79), along with strong financial quality characteristics. We have seen the interplay between economic cycles and stock market run-ups in the past. Therefore, our tactic of staying with high quality stocks with steady fundamentals and attractive valuations struck us as entirely sensible, and the best way to participate in stock market returns while protecting investor capital. Instead, as John Maynard Keynes said about diverging from the consensus, we were “not shown much mercy” versus the S&P 500.
     Historically, we have found investment success in not participating in the market “trades,” instead opting for the principled approach that leads to returns our clients have come to understand and appreciate. We contritely admit to underestimating the market’s ability to narrowly focus on the liquidity provided by the Federal Reserve’s zero percent interest-rate policy and push higher that which was already expensive, while avoiding that which was cheap. With top holdings last summer such as IBM, Air Products, Google, Abbott Labs, and Microsoft, we did expect to see steady performance but did not expect a wide, negative divergence from the benchmark.
Charles Knott
Knott Capital Management, Inc.
Alpha is a measure of risk-adjusted return. Beta measures the volatility of the fund, as compared to that of the overall market. The Price to Earnings (P/E) ratio reflects the multiple of earnings at which a stock sells.
SUB-ADVISER:
Knott Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$7,248,926
Top Ten Holdings** (% of net assets)

Microsoft Corp.	13.88%
Apple, Inc.	13.43%
AT&T, Inc.	9.53%
Goldman Sachs Group, Inc.	9.18%
Total S.A.	7.98%
Teva Pharmaceutical Industries Ltd.	7.98%
Abbott Laboratories	7.26%
Bunge Ltd.	7.13%
Gilead Sciences, Inc.	5.72%
JPMorgan Chase & Co.	5.65%

% Fund Total	87.74%

**	Excludes Short-Term Investments
14 | 2011 ANNUAL REPORT

Quaker Capital Opportunities Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.75%	01/31/2002	11.53%	18.02%	-0.89%	0.23%	N/A	N/A	2.81%	3.43%

Class C	2.50%	05/02/2002	17.07%	17.07%	-0.54%	-0.54%	N/A	N/A	2.85%	2.85%

Institutional Class	1.50%	05/05/2009	17.84%	17.84%	N/A	N/A	N/A	N/A	10.48%	10.48%

S&P 500® Total Return Index*			30.69%	30.69%	2.94%	2.94%	N/A	N/A	3.68%	3.68%

*	The benchmark since inception returns are calculated since commencement of January 31, 2002 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index (the “Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The index assumes reinvestment of all dividends and distributions.
2011 ANNUAL REPORT | 15

Performance Update
Quaker Mid-Cap Value Fund (QMCVX, QMCCX, QMVIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index (“Russell Index”).
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the period from July 1, 2010 through June 30, 2011, the Fund generated a gain of 33.69% versus a gain of 34.28% for the Russell Index. Every sector in the benchmark and the Fund posted positive returns. Relative performance was helped by stock selection, particularly in the technology, energy and materials sectors. The past year witnessed another strong year as the market continued to recover from the devastating bear market of 2008 and early 2009. We are pleased with how the Fund has performed versus its benchmark and how it has more than doubled its net asset value (NAV) from its lows of March 2009. We remain committed to our research process, and we believe our bottom-up approach to investing is well-suited for periods of uncertainty and volatility. As we enter the new reporting period, we remain optimistic that your Fund is well-positioned.
     We believe our investment process continues to find attractive investment opportunities despite a still somewhat uncertain economic environment. We continue to focus on companies able to generate superior returns on invested capital and the ability to reinvest earnings back into their business. We strongly believe these companies are best able to create long-term value for shareholders.
Frank Latuda, Jr., CFA
Portfolio Manager, Kennedy Capital Management, Inc.
SUB-ADVISER:
Kennedy Capital Management
TOTAL NET ASSETS:
AS OF JUNE 30, 2011:
$10,238,966
Top Ten Holdings** (% of net assets)

Ameriprise Financial, Inc.	2.66%
Harman International Industries, Inc.	2.51%
Centerpoint Energy, Inc.	2.44%
Hormel Foods Corp.	2.41%
Gildan Activewear, Inc.	2.33%
VF Corp.	2.32%
FLIR Systems, Inc.	2.30%
Torchmark Corp.	2.24%
Kennametal, Inc.	2.19%
Allied World Assurance Co. Holdings Ltd.	2.18%

% Fund Total	23.58%

**	Excludes Short-Term Investments
16 | 2011 ANNUAL REPORT

Quaker Mid-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	2.09%	12/31/1997	26.34%	33.69%	0.23%	1.37%	6.71%	7.31%	6.17%	6.62%

Class C	2.84%	07/31/2000	32.60%	32.60%	0.62%	0.62%	6.50%	6.50%	7.11%	7.11%

Institutional Class	1.84%	11/21/2000	34.03%	34.03%	1.64%	1.64%	7.58%	7.58%	8.45%	8.45%

Russell Mid Cap Value® Index*			34.28%	34.28%	4.01%	4.01%	8.42%	8.42%	8.20%	8.20%

*	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell Midcap Value® Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $829 million and $12.2 billion. The Russell Midcap Value Index assumes reinvestment of all dividends.
2011 ANNUAL REPORT | 17

Performance Update
Quaker Small-Cap Value Fund (QUSVX, QSVCX, QSVIX)
OBJECTIVES AND PRINCIPAL STRATEGIES
     The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
PERFORMANCE REVIEW AND MARKET OUTLOOK
     For the fiscal year ended June 30, 2011, the Fund’s performance was 43.24%, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market) returned 37.41%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management, and momentum. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has produced and will continue to produce earnings power; and gauges of momentum help us determine when stocks might be expected to begin their ascent toward full valuation.
     All three categories of attractiveness contributed to the Fund’s excess return, in an amplified way. However, the biggest theme this fiscal year was the contribution from our stock picks within the energy sector where our search for effective management and positive momentum contributed handsomely to the Fund’s bottom line. Our value tilt was also rewarding, especially within the financial sector, and particularly value as measured by forecasted earnings yield.
     Our limited industry bets, driven by our bottom-up stock selection, proved to be another contributor to the Fund’s excess return. Specifically, our minor bets against banks and media companies and a slight allocation in favor of chemical companies were among the most productive positions.
     We take comfort in what appears to be a return to rational valuation and remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.
The Portfolio Management Team
ARONSON JOHNSON ORTIZ
SUB-ADVISER:
Aronson Johnson Ortiz, LP.
TOTAL NET
ASSETS: AS OF JUNE
30, 2011:
$39,765,690
Top Ten Holdings** (% of net

Herbalife Ltd.	1.07%
KBR, Inc.	1.06%
InterActiveCorp	1.05%
Ryder System, Inc.	1.02%
LSI Corp.	1.02%
Alliance Data Systems Corp.	0.97%
WellCare Health Plans, Inc.	0.97%
Health Net, Inc.	0.96%
Patterson-UTI Energy, Inc.	0.93%
Commerce Bancshares, Inc.	0.92%

% Fund Total	9.97%

**	Excludes Short-Term Investments
18 | 2011 ANNUAL REPORT

Quaker Small-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2011
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 6/30/11
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.89%	11/25/1996	35.36%	43.24%	1.81%	2.97%	7.03%	7.64%	9.67%	10.09%

Class C	2.64%	07/28/2000	41.98%	41.98%	2.18%	2.18%	6.85%	6.85%	8.66%	8.66%

Institutional Class	1.64%	09/12/2000	43.39%	43.39%	3.20%	3.20%	7.89%	7.89%	8.71%	8.71%

Russell 2000® Index*			37.41%	37.41%	4.08%	4.08%	6.26%	6.26%	7.41%	7.41%

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2011.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000 Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.
2011 ANNUAL REPORT | 19

Expense Information
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2011 through June 30, 2011.
ACTUAL EXPENSES
     The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period*

Quaker Akros Absolute Return Fund
Actual return based on actual return of:
Class A	(1.12)%	$1,000.00	1.99%	$988.80	$9.81
Class C	(1.46)%	1,000.00	2.74%	985.40	13.49
Institutional Class	(1.01)%	1,000.00	1.74%	989.90	8.58

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70

Quaker Event Arbitrage Fund
Actual return based on actual return of:
Class A	(0.64)%	1,000.00	1.99%	993.60	9.84
Class C	(1.03)%	1,000.00	2.74%	989.70	13.52
Institutional Class	(0.56)%	1,000.00	1.74%	994.40	8.60

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70

Quaker Global Tactical Allocation Fund
Actual return based on actual return of:
Class A	2.74%	1,000.00	2.22%	1,027.40	11.16
Class C	2.51%	1,000.00	2.95%	1,025.10	14.81
Institutional Class	2.89%	1,000.00	2.00%	1,028.90	8.89

20 | 2011 ANNUAL REPORT

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period*

Quaker Global Tactical Allocation Fund Continued
Hypothetical return based on assumed 5% return
Class A		$1,000.00	2.22%	$1,013.79	$11.08
Class C		1,000.00	2.95%	1,010.17	14.70
Institutional Class		1,000.00	2.00%	1,013.15	8.82

Quaker Long Short Tactical Allocation Fund
Actual return based on actual return of:
Class A	(12.95)%	1,000.00	6.30%	870.50	29.22
Class C	(12.81)%	1,000.00	6.25%	871.90	29.01
Institutional Class	(12.21)%	1,000.00	5.03%	877.90	23.42

Hypothetical return based on assumed 5% return
Class A		1,000.00	6.30%	993.55	31.14
Class C		1,000.00	6.25%	993.80	30.90
Institutional Class		1,000.00	5.03%	999.85	24.94

Quaker Small-Cap Growth Tactical Allocation Fund
Actual return based on actual return of:
Class A	6.86%	1,000.00	2.18%	1,068.60	5.68
Class C	6.46%	1,000.00	2.93%	1,064.60	7.62
Institutional Class	6.91%	1,000.00	1.95%	1,069.10	5.08

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.18%	1,007.11	5.51
Class C		1,000.00	2.93%	1,005.22	7.40
Institutional Class		1,000.00	1.95%	1,007.69	4.93

Quaker Strategic Growth Fund
Actual return based on actual return of:
Class A	0.98%	1,000.00	1.99%	1,009.80	9.92
Class C	0.61%	1,000.00	2.74%	1,006.10	13.63
Institutional Class	1.01%	1,000.00	1.74%	1,010.10	8.67

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70

Quaker Capital Opportunities Fund
Actual return based on actual return of:
Class A	0.57%	1,000.00	1.83%	1,005.70	9.10
Class C	0.12%	1,000.00	2.58%	1,001.20	12.80
Institutional Class	0.23%	1,000.00	1.56%	1,002.30	7.74

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.83%	1,015.72	9.15
Class C		1,000.00	2.58%	1,012.00	12.87
Institutional Class		1,000.00	1.56%	1,017.06	7.80

2011 ANNUAL REPORT | 21

Expense Information

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/11	Ratio For the Period	Value 06/30/11	During the Period*

Quaker Mid-Cap Value Fund
Actual return based on actual return of:
Class A	6.23%	$1,000.00	2.14%	$1,062.30	$10.94
Class C	5.77%	1,000.00	2.89%	1,057.70	14.74
Institutional Class	6.39%	1,000.00	1.88%	1,063.90	9.62

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.14%	1,014.18	10.69
Class C		1,000.00	2.89%	1,010.46	14.41
Institutional Class		1,000.00	1.88%	1,015.47	9.39

Quaker Small-Cap Value Fund
Actual return based on actual return of:
Class A	10.49%	1,000.00	1.92%	1,104.90	10.02
Class C	10.02%	1,000.00	2.69%	1,100.20	14.01
Institutional Class	10.50%	1,000.00	1.73%	1,105.00	9.03

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.92%	1,015.27	9.59
Class C		1,000.00	2.69%	1,011.46	13.42
Institutional Class		1,000.00	1.73%	1,016.22	8.65

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.
22 | 2011 ANNUAL REPORT

Schedule of Investments
Quaker Akros Absolute Return Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks — 53.08%
Basic Materials — 2.85%
Mining — 2.85%
Barrick Gold Corp.	3,500	$158,515
Polymet Mining Corp. (a)	30,000	49,200
Taseko Mines Ltd. (a)	30,000	148,800

		356,515

Total Basic Materials (Cost: $372,881)		356,515

Communications — 6.76%
Internet — 1.44%
AOL, Inc. (a)	4,000	79,440
Google, Inc. (a)	200	101,276

		180,716

Telecommunications — 5.32%
Anixter International, Inc.	2,000	130,680
CenturyLink, Inc.	2,000	80,860
Cisco Systems, Inc.	7,500	117,075
Motricity, Inc. (a)	12,011	92,845
Nokia OYJ ADR	21,200	136,104
Sprint Nextel Corp. (a)	20,000	107,800

		665,364

Total Communications (Cost: $917,385)		846,080

Consumer, Cyclical — 1.73%
Airlines — 0.73%
Southwest Airlines Co.	8,000	91,360

Leisure Time — 0.00%
TableMAX Corp. (a)(b)(c)	13,911	170

Retail — 0.56%
Target Corp.	1,500	70,365

Toys/Games/Hobbies — 0.44%
Mattel, Inc.	2,000	54,980

Total Consumer, Cyclical (Cost: $250,766)		216,875

Consumer, Non-cyclical — 0.39%
Commercial Services — 0.39%
Deluxe Corp.	2,000	49,420

Total Consumer, Non-cyclical (Cost: $47,973)		49,420

Diversified — 10.96%
Holding Companies-Diversified — 10.96%
Australia Acquisition Corp. (a)(b)(c)	30,000	300,000
Cazador Acquisition Corp. Ltd. (a)(b)(c)	18,000	174,420
Cazador Acquisition Corp. Ltd. (a)(b)	12,000	120,000
China Growth Equity Investment Ltd. (a)	10,800	108,000
FlatWorld Acquisition Corp. (a)(b)(c)	40,000	400,000
Prime Acquisition Corp. (a)	15,000	150,000
Universal Business Payment Solutions Acquisition Corp. (a)(c)	20,000	120,000

		1,372,420

Total Diversified (Cost: $1,371,470)		1,372,420

Energy — 3.87%
Coal — 0.36%
Alpha Natural Resources, Inc. (a)	1,000	45,440

Oil & Gas — 3.51%
Canadian Oil Sands Ltd.	1,000	28,890
EnCana Corp.	2,000	61,580
Petroleo Brasileiro S.A. ADR	4,000	135,440
Total S.A. ADR	3,700	214,008

		439,918

Total Energy (Cost: $467,705)		485,358

Financial — 9.80%
Banks — 2.21%
Citigroup, Inc.	6,650	276,906

Diversified Financial Services — 3.42%
Investment Technology Group, Inc. (a)	14,000	196,280
Knight Capital Group, Inc. (a)	21,100	232,522

		428,802

Insurance — 2.62%
American International Group, Inc. (a)	3,000	87,960
Tower Group, Inc.	10,100	240,582

		328,542

Savings & Loans — 1.55%
First Bancorp of Indiana, Inc. (b)(c)	1,259	13,219
HF Financial Corp.	9,352	101,189
HopFed Bancorp, Inc.	10,000	79,100

		193,508

Total Financial (Cost: $1,322,138)		1,227,758

Healthcare — 4.27%
Biotechnology — 2.56%
Amgen, Inc. (a)	1,300	75,855
InterMune, Inc. (a)	2,000	71,700
PDL BioPharma, Inc.	29,400	172,578

		320,133

Pharmaceuticals — 1.71%
AVANIR Pharmaceuticals, Inc. (a)	11,000	36,960
Merck & Co., Inc.	5,000	176,450
Pfizer, Inc.	50	1,030

		214,440

Total Healthcare (Cost: $511,051)		534,573

Industrial — 2.33%
Electronics — 0.68%
Dolby Laboratories, Inc. (a)	2,000	84,920

Machinery-Diversified — 1.65%
Cummins, Inc.	2,000	206,980

Total Industrial (Cost: $294,798)		291,900

2011 ANNUAL REPORT | 23

Schedule of Investments
Quaker Akros Absolute Return Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Technology — 8.75%
Computers — 0.58%
Hewlett-Packard Co.	2,000	$72,800

Semiconductors — 5.26%
Broadcom Corp.	3,000	100,920
Cirrus Logic, Inc. (a)	4,000	63,600
Intel Corp.	7,500	166,200
Lam Research Corp. (a)	2,000	88,560
Marvell Technology Group Ltd. (a)	16,200	239,193

		658,473

Software — 2.91%
Microsoft Corp.	14,000	364,000

Total Technology (Cost: $1,109,401)		1,095,273

Utilities — 1.37%
Electric — 1.37%
Exelon Corp.	4,000	171,360

Total Utilities (Cost: $168,329)		171,360

Total Common Stocks (Cost $6,833,897)		6,647,532

Preferred Stock — 0.84%
United States — 0.84%
FibroGen, Inc. (a)(b)(c)	15,000	105,000

Total Preferred Stock (Cost $67,350)		105,000

Private Placements — 0.46%
United Kingdom — 0.34%
Force 10 Networks, Inc. (a)(b)(c)	1,588	38,859
Force 10 Networks, Inc. Series B Preferred (a)(b)(c)	1,367	4,382

		43,241

Total United Kingdom (Cost $54,382)		43,241

United States — 0.12%
Alien Technology (a)(b)(c)	62	257
Alien Technology Series A (a)(b)(c)	3,579	14,817

		15,074

Total United States (Cost $123,609)		15,074

Total Private Placements (Cost $177,991)		58,315

Exchange-Traded Funds — 2.83%
Energy Select Sector SPDR Fund	2,000	150,700
Market Vectors Agribusiness ETF	2,500	134,475
Market Vectors Junior Gold Miners ETF	2,000	68,960

		354,135

Total Exchange-Traded Funds (Cost $350,699)		354,135

	Par
	Value

Warrants — 0.06%
Alien Technology Warrants Expiration: December, 2049(a)(c)	$5	16
Bionovo Warrants Expiration: October, 2014(a)(c)	3,000	10
Cazador Acquisition Corp. Ltd. Warrants Expiration: October, 2015(a)(c)	18,000	7,200
TableMAX Pipe Warrants Expiration: July, 2011(a)(b)(c)	6,956	0

Total Warrants (Cost $6,300)		7,226

Corporate Bonds — 8.14%
Energy — 0.95%
Oil & Gas — 0.95%
SandRidge Energy, Inc. 3.87%, 04/01/2014	120,000	118,811

Total Energy (Cost: $114,935)		118,811

Financial — 7.19%
Banks — 7.19%
Goldman Sachs Group, Inc. 4.50%, 02/18/2021	450,000	454,500
Morgan Stanley 4.50%, 02/11/2020	450,000	445,842

		900,342

Total Financial (Cost: $897,841)		900,342

Total Corporate Bonds (Cost $1,012,776)		1,019,153

Government Bonds — 1.80%
United States — 1.80%
U.S. Treasury Notes 1.00%, 09/30/2011	25,000	25,059
U.S. Treasury Notes 1.00%, 07/31/2011	200,000	200,118

		225,177

Total Government Bonds (Cost $225,166)		225,177

24 | 2011 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Short-Term Investments — 14.81%
Treasury Bills — 2.47%
U.S. Treasury Bills, 0.19%, 07/28/2011(e)	210,000	$209,970
U.S. Treasury Bills, 0.14%, 09/22/2011(e)	100,000	99,967

Time Deposit — 12.34%
Wells Fargo, 0.03%, 07/01/2011(d)	$1,545,237	1,545,237

Total Short-Term Investments (Cost $1,855,174)		1,855,174

Total Investments (Cost $10,529,353) — 82.02%		10,271,712

Other Assets in Excess of Liabilities, Net — 17.98%		2,251,029

Total Net Assets — 100.00%		$12,522,741

Schedule of Securities Sold Short
Common Stocks — 4.11%
Baidu, Inc. ADR(a)	1,000	$140,130
Epoch Holding Corp.	1,390	24,812
Estee Lauder Companies Class A	800	84,152
Pool Corp.	2,000	59,620
Salesforce.com, Inc. (a)	1,000	148,980
Wynn Resorts Ltd.	400	57,416

Total Common Stocks		515,110

Exchange-Traded Funds — 4.20%
iShares Russell 2000 Index Fund	1,000	82,800
PowerShares S&P SmallCap Consumer Staples Portfolio	911	29,680
SPDR S&P Retail ETF	4,600	245,916
SPDR S&P Semiconductor ETF	3,000	168,000

Total Exchange-Traded Funds		526,396

Total Securities Sold Short (Proceeds: $771,378)		$1,041,506

	Number
	of Contracts

Call Options Written — 0.07%
American International Group, Inc. Expiration: August, 2011
Exercise Price: $30.00	20	$2,040
AVANIR Pharmaceuticals, Inc. Expiration: July, 2011
Exercise Price: $5.00	110	550
InterMune, Inc. Expiration: July, 2011
Exercise Price: $37.00	20	1,840
PDL BioPharma, Inc. Expiration: August, 2011
Exercise Price: $6.00	161	4,025

Total Options Written (Premiums Received $13,046)		$8,455

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

(a)	Non-income producing security.

(b)	Indicates an illiquid security. Total market value for illiquid securities is $1,171,124, representing 9.35% of net assets.

(c)	Indicates a fair valued security. Total market value for fair valued securities is $1,178,350 representing 9.41% of net assets

(d)	The rate shown is the annualized seven-day yield at period end.

(e)	The rate shown is the yield-to-maturity at period end.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 25

Schedule of Investments
Quaker Event Arbitrage Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 48.76%
Basic Materials — 2.03%
Chemicals — 2.03%
Lubrizol Corp.	7,500	$1,007,025

Total Basic Materials (Cost: $1,007,399)		1,007,025

Communications — 8.18%
Internet — 2.98%
Blue Coat Systems, Inc. (a)	22,500	491,850
ModusLink Global Solutions, Inc.	107,262	480,533
Openwave Systems, Inc. (a)	222,220	508,884

		1,481,267

Media — 2.20%
Discovery Communications, Inc. (a)	16,000	584,800
Liberty Global, Inc. Series C (a)	12,000	512,400

		1,097,200

Telecommunications — 3.00%
Extreme Networks Inc. (a)	161,290	522,580
Telephone & Data Systems, Inc.	9,431	253,977
Tessco Technologies, Inc.	57,015	634,007
Warwick Valley Telephone Co.	5,544	80,055

		1,490,619

Total Communications (Cost: $4,281,658)		4,069,086

Consumer, Cyclical — 3.44%
Distribution & Wholesale — 1.43%
BlueLinx Holdings, Inc. (a)	307,575	710,498

Entertainment — 0.50%
EDCI Holdings, Inc.	58,000	249,400

Home Builders — 1.51%
Lennar Corp. Class B	51,000	748,680
Lodging — 0.00%
Trump Entertainment Resorts, Inc. ESCROW (a)(b)(c)	8,949	0
Trump Entertainment Resorts, Inc. (a)(b)(c)	135	410

		410

Total Consumer, Cyclical (Cost:$1,867,004)		1,708,988

Consumer, Non-cyclical — 2.50%
Commercial Services — 1.29%
Convergys Corp. (a)	39,975	545,259
Dollar Thrifty Automotive Group, Inc. (a)	1,100	81,114
MZT Holdings, Inc. (a)(b)	600,000	17,040

		643,413

Cosmetics & Personal Care — 1.16%
CCA Industries, Inc.	94,819	574,603

Food — 0.05%
Cagles, Inc. (a)	6,700	27,336

Total Consumer, Non-cyclical (Cost: $1,220,273)		1,245,352

Diversified — 0.00%
Holding Companies-Diversified — 0.00%
Stoneleigh Partners Acquisition Corp. (a)(b)(c)	400	0

Total Diversified (Cost: $0)		0

Energy — 0.05%
Energy-Alternate Sources — 0.05%
Polaris Geothermal, Inc. Class B (a)(b)(c)	24,600	25,338
Oil & Gas — 0.00%
Atlas Energy, Inc. CONTRA (a)(b)(c)	20,000	0

Total Energy (Cost: $0)		25,338

Financial — 5.31%
Banks — 1.66%
Alliance Bancorp, Inc. of Pennsylvania	48,586	533,474
First Intercontinental Bank (a)(c)	2,528	14,915
Standard Financial Corp. (a)	18,059	274,497

		822,886

Insurance — 0.12%
Crawford & Co. Class A	12,066	60,934

Investment Companies — 0.02%
TNFG Corp. (a)	177,500	9,851

Savings & Loans — 3.50%
Colonial Financial Services, Inc. (a)	42,700	540,155
FedFirst Financial Corp.	9,300	138,570
Fox Chase Bancorp, Inc.	41,000	555,550
Home Federal Bancorp, Inc.	1,800	23,886
SP Bancorp, Inc. (a)	21,900	256,887
Wolverine Bancorp, Inc. (a)	15,300	224,910

		1,739,958

Venture Capital — 0.01%
Infinity Capital Group (a)(b)(c)	50,000	5,780

Total Financial (Cost: $2,610,841)		2,639,409

Healthcare — 7.72%
Biotechnology — 0.41%
Cadus Corp. (a)	139,780	202,681

Healthcare-Products — 3.67%
Alere, Inc. (a)	14,562	533,260
Immucor, Inc. (a)	31,675	646,804
SurModics, Inc. (a)	58,131	645,254

		1,825,318

26 | 2011 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Domestic Common Stocks (Continued)
Healthcare (Continued)
Healthcare-Services — 1.34%
InSight Health Services Holdings Corp. (a)(b)	10,221	$665,942

Pharmaceuticals — 2.30%
Cephalon, Inc. (a)	12,000	958,800
INYX, Inc. (a)(b)	167,850	437
MiddleBrook Pharmaceutical, Inc. (a)(b)(c)	1,960,000	136,220
Trimeris, Inc. (a)	20,000	49,400

		1,144,857

Total Healthcare (Cost: $4,146,587)		3,838,798

Industrial — 5.74%
Building Materials — 2.27%
Craftmade International, Inc. (a)	235,914	937,758
U.S. Concrete, Inc. (a)	21,880	191,450

		1,129,208

Electrical Components & Equipment — 0.58%
Sunpower Corp. Class B (a)	17,443	290,077

Electronics — 0.09%
Zygo Corp. (a)	3,216	42,516

Engineering & Construction — 0.25%
EnergyConnect Group, Inc. (a)	551,500	122,736

Environmental Control — 0.34%
EnergySolutions, Inc.	30,000	148,200
Strategic Enviromental & Energy Resources, Inc. (a)(b)(c)	43,000	21,676

		169,876

Machinery-Construction & Mining — 2.21%
Bucyrus International, Inc.	12,000	1,099,920

Total Industrial (Cost: $3,107,470)		2,854,333

Technology — 11.28%
Computers — 2.17%
Computer Horizons Corp. (a)(b)	65,000	2,503
Immersion Corp. (a)	92,198	786,449
Tier Technologies, Inc. (a)	57,876	289,380

		1,078,332

Semiconductors — 5.38%
National Semiconductor Corp.	44,000	1,082,840
Varian Semiconductor Equipment Associates, Inc. (a)	16,000	983,040
Zoran Corp. (a)	72,808	611,587

		2,677,467

Software — 3.73%
Contra Softbrands, Inc. (a)(b)(c)	5,000	0
Network-1 Security Solutions, Inc.	235,000	352,500
Novell, Inc. (a)(b)	160,000	976,000
Seachange International, Inc. (a)	48,780	525,848

		1,854,348

Total Technology (Cost: $5,459,415)		5,610,147

Utilities — 2.51%
Water — 2.51%
Pennichuck Corp.	43,340	1,246,025

Total Utilities (Cost: $1,193,961)		1,246,025

Total Domestic Common Stocks (Cost $24,894,608)		24,244,501

Foreign Common Stocks — 14.64%
Australia — 2.05%
Biotechnology — 2.05%
Cellestis Ltd.	298,719	1,018,748

Total Australia (Cost: $1,093,924)		1,018,748

Canada — 0.55%
Mining — 0.55%
Concordia Resource Corp. (a)	100,000	90,207
Sacre-Coeur Minerals Ltd. (a)(c)	109,000	38,991
Sacre-Coeur Minerals Ltd. (a)	405,500	145,054

		274,252

Total Canada (Cost: $572,192)		274,252

Germany — 3.19%
Electronics — 1.15%
Roth & Rau AG (a)(b)	18,245	571,512

Holding Companies-Diversified — 0.02%
KHD Humboldt Wedag International AG (a)	1,014	8,970

Machinery-Diversified — 2.02%
Tognum AG (a)(b)	26,879	1,005,293

Total Germany (Cost: $1,592,070)		1,585,775
Israel — 2.13%
Chemicals — 2.13%
Makhteshim-Agan Industries Ltd. (a)	190,000	1,061,141

Total Israel (Cost: $1,007,215)		1,061,141

Italy — 0.44%
Entertainment — 0.44%
Snai SpA (a)	61,539	218,290

Total Italy (Cost: $222,475)		218,290

Singapore — 0.76%
Semiconductors — 0.76%
Verigy Ltd. (a)	25,400	380,238

Total Singapore (Cost: $359,548)		380,238

2011 ANNUAL REPORT | 27

Schedule of Investments
Quaker Event Arbitrage Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Foreign Common Stocks (Continued)
Spain — 1.28%
Media — 1.28%
Promotora de Informaciones S.A. ADR(a)	63,502	$635,020

Total Spain (Cost: $611,594)		635,020

Switzerland — 1.52%
Pharmaceuticals — 1.52%
Novartis AG ADR	12,348	754,586

Total Switzerland (Cost: $682,736)		754,586

United Kingdom — 2.72%
Engineering & Construction — 0.49%
Mouchel Group PLC (a)	250,000	240,750

Media — 2.23%
British Sky Broadcasting Group PLC ADR	16,138	879,682
British Sky Broadcasting Group PLC	17,000	230,968

		1,110,650

Total United Kingdom (Cost: $1,634,478)		1,351,400

Total Foreign Common Stocks (Cost $7,776,232)		7,279,450

Preferred Stocks — 5.24%
United States — 5.24%
Ally Financial, Inc., 7.00%	1,900	1,785,644
Citigroup Capital VII, 7.125%	10,000	252,000
Citigroup Capital XI, 6.00%	20,000	466,400
Countrywide Capital IV, 6.75%	4,000	99,000
GeoMet, Inc. (a), 8.00%	3	34

		2,603,078

Total Preferred Stocks (Cost $2,624,459)		2,603,078

	Par
	Value

Corporate Bonds — 1.94%
Basic Materials — 1.13%
Forest Products & Paper — 1.13%
Catalyst Paper Corp. 7.38%, 03/01/2014	$750,000	463,125
NewPage Corp. 10.00%, 05/01/2012	300,000	90,000
NewPage Corp. 12.00%, 05/01/2013	150,000	6,750

		559,875

Total Basic Materials (Cost: $859,018)		559,875

Financial — 0.57%
Banks — 0.20%
SunTrust Capital VIII 6.10%, 12/15/2036(d)	100,000	98,000
Financial (Continued)
Diversified Financial Services — 0.37%
Lehman Brothers Holdings, Inc. 0.00%, 07/08/2014	110,000	28,325
Lehman Brothers Holdings, Inc. 0.00%, 02/17/2015	130,000	32,500
Lehman Brothers Holdings, Inc. 0.00%, 01/28/2020	100,000	25,000
Lehman Brothers Holdings, Inc. 0.00%, 09/23/2020	100,000	23,875
Lehman Brothers Holdings, Inc. 0.00%, 02/14/2023	200,000	50,000
Lehman Brothers Holdings, Inc. 5.50%, 02/27/2020	100,000	26,125

		185,825

Venture Capital — 0.00%
Infinity Capital Group 7.00%, 12/31/2049(b)(c)	25,000	0

Total Financial (Cost: $257,171)		283,825

Industrial — 0.24%
Building Materials — 0.24%
U.S. Concrete, Inc. 9.50%, 08/31/2015	100,000	121,250

Total Industrial (Cost: $100,000)		121,250

Total Corporate Bonds (Cost $1,216,189)		964,950

	Number
	of Shares

Warrant — 0.00%

Sacre-Coeur Minerals Ltd. Expiration:(a)(b)(c)
March, 2013(c)	54,500	0

Total Warrant (Cost $0)		0

	Par
	Value

Asset Backed Securities — 9.22%
United States — 9.22%
AFC Home Equity Loan Trust 0.58%, 06/25/2030(d)	$20,941	13,167
Citigroup Mortgage Loan Trust, Inc. 0.59%, 11/25/2046(d)	666,873	345,573
Countrywide Asset-Backed Certificates 0.43%, 04/25/2036(d)	1,080,469	627,479
Countrywide Asset-Backed Certificates 0.55%, 02/25/2036(d)	979,200	523,131
Countrywide Asset-Backed Certificates 1.09%, 04/25/2034(d)	693,423	235,776
Countrywide Asset-Backed Certificates 5.56%, 04/25/2036(d)	177,475	116,578
Countrywide Home Equity Loan Trust 0.33%, 07/15/2036(d)	286,346	184,166
Countrywide Home Equity Loan Trust 0.34%, 10/15/2036(d)	245,602	160,107
Countrywide Home Equity Loan Trust 0.43%, 04/15/2035(d)	60,441	34,256
GSAMP Trust 0.39%, 01/25/2047(d)	500,000	284,546
Novastar Home Equity Loan 0.29%, 01/25/2037(d)	959,915	543,748
Novastar Home Equity Loan 0.34%, 09/25/2036(d)	1,250,000	450,588
Option One Mortgage Loan Trust 0.29%, 02/25/2037(d)	989,551	549,274
Provident Bank Home Equity Loan Trust 0.73%, 08/25/2031(d)	547,680	282,637
Provident Bank Home Equity Loan Trust 0.73%, 08/25/2031(d)	172,341	92,709
Residential Funding Mortgage Securities II 0.33%, 06/25/2037(d)	276,799	141,402

		4,585,137

Total United States (Cost $4,755,777)		4,585,137

Total Asset Backed Securities (Cost $4,755,777)		4,585,137

28 | 2011 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Rights — 0.15%
France — 0.04%
Sanofi (a)	7,500	$18,075

Total France (Cost $18,066)		18,075

United States — 0.11%
Avigen, Inc. ESCROW (a)(b)(c)	30,000	3,900
BlueLinx Holdings, Inc. (a)	307,575	52,288
Lev Pharmaceuticals, Inc. ESCROW (a)(b)(c)	15,000	0
Mirant Corp. ESCROW (b)(c)	20,000	0
Petrocorp, Inc. ESCROW (a)(b)(c)	200	0

		56,188

Total United States (Cost $0)		56,188

Total Rights (Cost $18,066)		74,263

	Number
	of Contracts

Options — 0.84%

China Fire Expiration: September, 2011
Exercise Price: $7.50	72	8,460
CKX, Inc. Expiration: October, 2011
Exercise Price: $5.00	15	225
CurrencyShares British Pound Sterling Trust Expiration: September, 2011
Exercise Price: $146.00	60	25,500
Eastman Kodak Co. Expiration: July, 2011
Exercise Price: $5.00	395	3,160
Eastman Kodak Co. Expiration: July, 2011
Exercise Price: $4.00	395	10,270
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $87.00	80	23,560
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $84.00	80	34,720
Lennar Corp. Class A Expiration: August, 2011
Exercise Price: $20.00	350	71,400
MBIA, Inc. Expiration: January, 2012
Exercise Price: $2.50	650	5,525
Novartis AG Expiration: July, 2011
Exercise Price: $57.50	123	1,845
SPDR S&P Semiconductor ETF Expiration: September, 2011
Exercise Price: $125.00	200	175,200
SPDR S&P Semiconductor ETF Expiration: September, 2011
Exercise Price: $129.00	200	58,400

		418,265

Total Options (Cost $550,801)		418,265

	Number
	of Shares

Short-Term Investment — 8.32%
Time Deposit — 8.32%
Citibank 0.03%, 07/01/2011(e)	$4,138,598	4,138,598

Total Short-Term Investment (Cost $4,138,598)		4,138,598

Total Investments (Cost $45,974,730) — 89.11%		44,308,242

Other Assets in Excess of Liabilities, Net — 10.89%		5,414,803

Total Net Assets — 100.00%		$49,723,045

Schedule of Securities Sold Short
Common Stocks — 4.02%
Crawford & Co. Class B	14,256	100,790
Discovery Communications, Inc. (a)	16,000	655,360
Electro Scientific Industries, Inc. (a)	3,000	57,900
Lennar Corp. Class A	16,000	290,400
Liberty Global, Inc. Class A (a)	11,000	495,440
Telephone & Data Systems, Inc.	3,000	93,240
United States Cellular Corp. (a)	6,350	307,467

Total Common Stocks		2,000,597

Exchange-Traded Fund — 0.32%
CurrencyShares British Pound Sterling Trust (a)	1,000	159,380

Total Exchange-Traded Fund		159,380

Total Securities Sold Short (Proceeds: $1,927,254)		$2,159,977

	Number
	of Contracts

Call Options Written — 0.70%
Alere, Inc. Expiration: July, 2011
Exercise Price: $40.00	100	14,000
Blue Coat Systems, Inc. Expiration: July, 2011
Exercise Price: $21.00	100	11,250
Blue Coat Systems, Inc. Expiration: July, 2011
Exercise Price: $23.00	125	3,125
China Fire Expiration: September, 2011
Exercise Price: $10.00	36	10,530
Convergys Corp. Expiration: July, 2011
Exercise Price: $12.50	300	37,500
CurrencyShares British Pound Sterling Trust
Expiration: September, 2011
Exercise Price: $146.00	60	14,370
Eastman Kodak Co. Expiration: July, 2011
Exercise Price: $4.50	790	11,060
EnergySolutions, Inc. Expiration: July, 2011
Exercise Price: $5.00	300	2,400
2011 ANNUAL REPORT | 29

Schedule of Investments
Quaker Event Arbitrage Fund
June 30, 2011

	Number	Fair
	of Contracts	Value

Call Options Written (Continued)
Immersion Corp. Expiration: August, 2011
Exercise Price: $7.50	700	$85,750
Immucor, Inc. Expiration: July, 2011
Exercise Price: $20.00	262	26,200
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $95.00	40	2,860
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $78.00	80	30,920
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $92.00	40	5,200
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $91.00	40	6,240
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $73.00	40	10,120
iShares Russell 2000 Index Fund Expiration: December, 2011
Exercise Price: $75.00	40	12,040
Lennar Corp. Class A Expiration: August, 2011
Exercise Price: $20.00	350	8,400
Novartis AG Expiration: July, 2011
Exercise Price: $57.50	123	45,510
Telephone & Data Systems, Inc. Expiration: November, 2011
Exercise Price: $30.00	30	8,625

Total Options Written (Premiums Received $412,815)		$346,100

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

(a)	Non-income producing security.

(b)	Indicates a fair valued security. Total market value for fair valued securities is $3,432,049, representing 6.90% of net assets.

(c)	Indicates an illiquid security. Total market value for illiquid securities is $247,230, representing 0.50% of net assets.

(d)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
30 | 2011 ANNUAL REPORT

Quaker Global Tactical Allocation Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks — 96.36%
Belgium — 3.02%
Anheuser-Busch InBev NV ADR(a)	10,200	$591,702

Total Belgium (Cost $608,917)		591,702

Bermuda — 2.01%
Bunge Ltd.	5,700	393,015

Total Bermuda (Cost $379,169)		393,015

Canada — 12.55%
Agrium, Inc.	6,510	571,317
Cenovus Energy, Inc.	21,000	790,860
EnCana Corp.	6,600	203,214
Potash Corp. of Saskatchewan, Inc.	10,500	598,395
Teck Resources Ltd. Class B	5,770	292,770

		2,456,556

Total Canada (Cost $2,408,480)		2,456,556

Germany — 1.65%
Adidas AG ADR(a)	8,100	322,947

Total Germany (Cost $264,915)		322,947

Ireland — 2.48%
Accenture PLC Class A	8,050	486,381

Total Ireland (Cost $360,231)		486,381

Israel — 2.60%
Check Point Software Technologies Ltd. (b)	3,700	210,345
SodaStream International Ltd. (a)(b)	4,900	297,969

		508,314

Total Israel (Cost $456,337)		508,314

Japan — 2.74%
Toyota Motor Corp. ADR	6,500	535,730

Total Japan (Cost $528,837)		535,730

Singapore — 0.03%
Keppel Corp. Ltd. ADR	370	6,653

Total Singapore (Cost $5,183)		6,653

Switzerland — 7.94%
ABB Ltd. ADR	15,000	389,250
ACE Ltd.	8,840	581,849
Noble Corp.	7,300	287,693
Xstrata PLC ADR	67,000	294,800

		1,553,592

Total Switzerland (Cost $1,494,616)		1,553,592

United Kingdom — 7.46%
Ensco PLC ADR	14,440	769,652
Intercontinental Hotels Group PLC ADR	14,600	301,782
Prudential PLC ADR	16,800	388,584

		1,460,018

Total United Kingdom (Cost $1,489,347)		1,460,018

United States — 53.88%
Amazon.com, Inc. (b)	970	198,355
AON Corp.	7,800	400,140
Apple, Inc. (b)	870	292,033
Bed Bath & Beyond, Inc. (b)	3,530	206,046
Cameron International Corp. (b)	7,800	392,262
Chemtura Corp. (b)	21,830	397,306
Citigroup, Inc.	9,400	391,416
Citrix Systems, Inc. (b)	3,060	244,800
Colgate-Palmolive Co.	2,050	179,191
EMC Corp. (b)	16,200	446,310
Express Scripts, Inc. (b)	3,434	185,367
Home Depot, Inc.	6,700	242,674
Intuit, Inc. (b)	5,500	285,230
ITT Corp.	3,580	210,969
Las Vegas Sands Corp. (b)	9,850	415,769
Marsh & McLennan Cos., Inc.	12,800	399,232
McDermott International, Inc. (b)	10,100	200,081
McDonald’s Corp.	3,380	285,002
Mead Johnson Nutrition Co.	9,960	672,798
MedQuist Holdings, Inc. (b)	16,500	213,180
Monsanto Co.	8,680	629,647
Netflix, Inc. (b)	730	191,764
Nike, Inc.	3,530	317,629
Occidental Petroleum Corp.	5,630	585,745
Omnicare, Inc.	7,700	245,553
PetroHawk Energy Corp. (b)	7,600	187,492
Questcor Pharmaceuticals, Inc. (b)	15,900	383,190
Southwestern Energy Co. (b)	9,280	397,926
SPX Corp.	5,110	422,393
The Mosaic Co.	5,860	396,898
Verisk Analytics, Inc. (b)	8,300	287,346
Yum! Brands, Inc.	4,400	243,056

		10,546,800

Total United States (Cost $9,865,878)		10,546,800

Total Common Stocks (Cost $17,861,910)		18,861,708

2011 ANNUAL REPORT | 31

Schedule of Investments
Quaker Global Tactical Allocation Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Short-Term Investments — 6.41%
Investment Trust — 4.88%
Invesco AIM Liquid Assets Portfolio, 0.08%(c)(d)	955,226	$955,226

Time Deposit — 1.53%
Wells Fargo 0.03%, 07/01/2011(d)	$300,143	300,143

Total Short-Term Investments (Cost $1,255,369)		1,255,369

Total Investments (Cost $19,117,279) — 102.77%		20,117,077

Liabilities in Excess of Other Assets, Net (2.77)%		(541,581)

Total Net Assets — 100.00%		$19,575,496

	Number
	of Contracts

Call Options Written — 0.00%
Nike, Inc. Expiration: July, 2011 Exercise Price: $87.50	3	915

Total Options Written (Premiums Received $306)		$915

ADR	American Depositary Receipt

(a)	All or a portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
32 | 2011 ANNUAL REPORT

Quaker Long-Short Tactical Allocation Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 4.73%
Technology — 4.73%
Semiconductors — 2.31%
Kopin Corp. (a)	10,500	$49,455

Software — 2.42%
InnerWorkings, Inc. (a)	6,200	51,708

Total Technology (Cost: $100,207)		101,163

Total Domestic Common Stocks (Cost $100,207)		101,163

Exchange-Traded Funds — 9.06%
Direxion Daily Small Cap Bear 3X Shares(a)	3,100	107,508
ProShares UltraShort MSCI Europe(a)	2,000	86,380

		193,888

Total Exchange-Traded Funds (Cost $205,919)		193,888

Short-Term Investment — 27.57%
Time Deposit — 27.57%
Bank of America 0.03%, 07/01/2011(b)	$589,839	589,839

Total Short-Term Investment (Cost $589,839)		589,839

Total Investments (Cost $895,965) — 41.36%		884,890

Other Assets in Excess of Liabilities, Net — 58.64%		1,254,609

Total Net Assets — 100.00%		$2,139,499

	Number	Fair
Schedule of Securities Sold Short	of Shares	Value

Common Stocks — 46.95%
Abraxas Petroleum Corp. (a)	15,400	$58,982
Accuray, Inc. (a)	6,600	52,866
Amkor Technology, Inc. (a)	7,500	46,275
Aviat Networks, Inc. (a)	13,200	52,008
Comfort Systems USA, Inc.	4,800	50,928
Forest Oil Corp. (a)	1,300	34,723
Gastar Exploration Ltd. (a)	14,700	50,421
GFI Group, Inc.	11,200	51,408
Hawaiian Holdings, Inc. (a)	9,000	51,300
Hovnanian Enterprises, Inc. (a)	24,000	57,840
MGIC Investment Corp. (a)	6,600	39,270
Mizuho Financial Group, Inc. ADR	16,500	54,120
Netspend Holdings, Inc. (a)	5,800	58,000
North American Energy Partners, Inc. (a)	6,600	50,556
Orion Marine Group, Inc. (a)	5,200	48,932
Popular, Inc. (a)	17,300	47,748
Radian Group, Inc.	12,500	52,875
Satcon Technology Corp. (a)	21,600	51,624
Smith Micro Software, Inc. (a)	12,400	52,204
USEC, Inc. (a)	12,700	42,418

Total Common Stocks		1,004,498

Real Estate Investment Trusts — 4.61%
Cedar Shopping Centers, Inc.	9,200	47,380
RAIT Financial Trust	24,400	51,240

Total Real Estate Investment Trusts		98,620

Total Securities Sold Short (Proceeds: $1,091,504)		$1,103,118

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 33

Schedule of Investments
Quaker Small-Cap Growth Tactical Allocation Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 58.86%
Basic Materials — 1.63%
Chemicals — 1.63%
Westlake Chemical Corp.	6,300	$326,970

Total Basic Materials (Cost: $321,731)		326,970

Communications — 2.57%
Telecommunications — 2.57%
Netgear, Inc. (a)	11,800	515,896

Total Communications (Cost: $471,232)		515,896

Consumer, Cyclical — 8.71%
Airlines — 1.38%
US Airways Group, Inc. (a)	31,200	277,992

Apparel — 4.39%
Timberland Co. (a)	20,500	880,885

Auto Parts & Equipment — 2.94%
Miller Industries, Inc.	18,300	342,027
Tower International, Inc. (a)	14,000	247,660

		589,687

Total Consumer, Cyclical (Cost: $1,702,292)		1,748,564

Consumer, Non-cyclical — 7.85%
Commercial Services — 6.48%
ExlService Holdings, Inc. (a)	10,800	249,480
Pre-Paid Legal Services, Inc. (a)	15,800	1,050,542

		1,300,022

Food — 1.37%
Imperial Sugar Co.	13,700	274,000

Total Consumer, Non-cyclical (Cost: $1,592,923)		1,574,022

Energy — 1.96%
Oil & Gas Services — 1.96%
Mitcham Industries, Inc. (a)	22,700	392,710

Total Energy (Cost: $317,243)		392,710

Healthcare — 7.18%
Biotechnology — 2.72%
Momenta Pharmaceuticals, Inc. (a)(b)	28,000	544,880

Healthcare-Services — 1.75%
Metropolitan Health Networks, Inc. (a)	73,300	351,107

Pharmaceuticals — 2.71%
Akorn, Inc. (a)	47,400	331,800
Dusa Pharmaceuticals, Inc. (a)	34,100	212,102

		543,902

Total Healthcare (Cost: $1,292,338)		1,439,889

Industrial — 17.45%
Electrical Components & Equipment — 1.29%
SL Industries, Inc. (a)	11,000	259,050
Electronics — 4.60%
FEI Co. (a)	10,400	397,176
L-1 Identity Solutions, Inc. (a)(b)	44,700	525,225

		922,401

Environmental Control — 1.50%
Darling International, Inc. (a)	17,000	300,900

Machinery-Diversified — 4.70%
CVD Equipment Corp. (a)	6,800	88,740
Graco, Inc.	9,400	476,204
Kadant, Inc. (a)	12,000	378,120

		943,064

Metal Fabricate & Hardware — 2.21%
Mueller Industries, Inc.	11,700	443,547

Miscellaneous Manufacturing — 3.15%
John Bean Technologies Corp.	13,200	255,024
Lydall, Inc. (a).	31,600	377,936

		632,960

Total Industrial (Cost: $3,407,002)		3,501,922

Technology — 11.51%
Semiconductors — 9.46%
Kulicke & Soffa Industries, Inc. (a)	46,000	512,440
Ultratech, Inc. (a)	16,300	495,194
Varian Semiconductor Equipment Associates, Inc. (a)	14,500	890,880

		1,898,514

Software — 2.05%
Majesco Entertainment Co. (a)(b)	136,000	410,720

Total Technology (Cost: $2,272,653)		2,309,234

Total Domestic Common Stocks (Cost $11,377,414)		11,809,207

Foreign Common Stocks — 16.37%
Bermuda — 3.02%
Insurance — 3.02%
Enstar Group Ltd. (a)	5,800	606,042

Total Bermuda (Cost: $569,326)		606,042

Canada — 4.98%
Mining — 4.98%
AuRico Gold, Inc. (a)	20,000	219,800
Paramount Gold and Silver Corp. (a)(b)	54,000	176,040
Seabridge Gold, Inc. (a)(b)	21,375	602,989

		998,829

Total Canada (Cost: $987,629)		998,829

34 | 2011 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Foreign Common Stocks (Continued)
Cayman Islands — 2.81%
Insurance — 2.81%
Greenlight Capital Re Ltd. (a)	21,500	$565,235

Total Cayman Islands (Cost: $602,030)		565,235

Singapore — 5.56%
Semiconductors — 5.56%
Verigy Ltd. (a)	74,500	1,115,265

Total Singapore (Cost: $1,054,256)		1,115,265

Total Foreign Common Stocks (Cost $3,213,240)		3,285,371

Exchange-Traded Fund — 4.82%

Direxion Daily Small Cap Bear 3X Shares(a)	27,900	967,572

Total Exchange-Traded Fund (Cost $962,553)		967,572

Short-Term Investments — 32.36%
Investment Trust — 12.70%
Invesco AIM Liquid Assets Portfolio, 0.08%(c)(d)	2,547,566	2,547,566

Time Deposit — 19.66%
Citibank 0.03%, 07/01/2011(d)	$3,944,339	3,944,339

Total Short-Term Investments (Cost $6,491,906)		6,491,905

Total Investments (Cost $22,045,113) — 112.41%		22,554,055

Liabilities in Excess of Other Assets, Net — (12.41)%		(2,489,231)

Total Net Assets — 100.00%		$20,064,824

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 35

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 70.57%
Basic Materials — 9.59%
Chemicals — 9.59%
CF Industries Holdings, Inc.	20,480	$2,901,402
Chemtura Corp. (a)	360,580	6,562,556
Monsanto Co.	122,650	8,897,031
The Mosaic Co.	112,710	7,633,848

		25,994,837

Total Basic Materials (Cost: $23,719,917)		25,994,837

Communications — 2.70%
Media — 0.96%
Comcast Corp.	102,200	2,589,748
Telecommunications — 1.74%
Ciena Corp. (a)(b)	111,300	2,045,694
Juniper Networks, Inc. (a)	85,040	2,678,760

		4,724,454

Total Communications (Cost: $6,906,635)		7,314,202

Consumer, Cyclical — 12.24%
Apparel — 1.77%
Nike, Inc.	53,537	4,817,259
Auto Manufacturers — 1.95%
Ford Motor Co. (a)	383,400	5,287,086
Lodging — 2.12%
Las Vegas Sands Corp. (a)	136,244	5,750,859
Retail — 6.40%
Bed Bath & Beyond, Inc. (a)	56,780	3,314,249
Home Depot, Inc.	112,800	4,085,616
McDonald’s Corp.	46,930	3,957,137
Target Corp.	56,400	2,645,724
Yum! Brands, Inc.	60,520	3,343,125

		17,345,851

Total Consumer, Cyclical (Cost: $28,902,671)		33,201,055

Consumer, Non-cyclical — 4.48%
Agriculture — 1.23%
Philip Morris International, Inc.	50,100	3,345,177
Commercial Services — 2.13%
Verisk Analytics, Inc. (a)	166,520	5,764,923
Cosmetics & Personal Care — 1.12%
Colgate-Palmolive Co.	34,730	3,035,749

Total Consumer, Non-cyclical (Cost: $10,132,083)		12,145,849

Energy — 11.89%
Coal — 1.58%
Alpha Natural Resources, Inc. (a)	94,620	4,299,533
Oil & Gas — 8.21%
Denbury Resources, Inc. (a)	275,677	5,513,540
Devon Energy Corp.	31,790	2,505,370
Occidental Petroleum Corp.	67,230	6,994,609
Range Resources Corp.	27,800	1,542,900
Southwestern Energy Co. (a)	132,900	5,698,752

		22,255,171

Oil & Gas Services — 2.10%
Cameron International Corp. (a)	113,050	5,685,284

Total Energy (Cost: $29,242,209)		32,239,988

Financial — 10.17%
Banks — 2.00%
Citigroup, Inc.	130,350	5,427,774
Insurance — 8.17%
AON Corp.	121,320	6,223,716
Marsh & McLennan Cos., Inc.	242,800	7,572,932
MetLife, Inc.	145,600	6,387,472
Transatlantic Holdings, Inc.	39,960	1,958,440

		22,142,560

Total Financial (Cost: $23,839,243)		27,570,334

Healthcare — 6.47%
Pharmaceuticals — 6.47%
Express Scripts, Inc. (a)	47,490	2,563,510
Mead Johnson Nutrition Co.	139,130	9,398,232
Omnicare, Inc. (b)	174,900	5,577,`561

		17,539,303

Total Healthcare (Cost: $13,434,958)		17,539,303

Industrial — 6.46%
Engineering & Construction — 1.01%
McDermott International, Inc. (a)	138,900	2,751,609
Machinery-Diversified — 2.09%
Babcock & Wilcox Co. (a)	131,350	3,639,708
Flowserve Corp.	18,320	2,013,185

		5,652,893

Miscellaneous Manufacturing — 3.36%
ITT Corp.	50,400	2,970,072
SPX Corp.	74,430	6,152,384

		9,122,456

Total Industrial (Cost: $15,786,556)		17,526,958

Technology — 6.57%
Computers — 3.99%
Apple, Inc. (a)	12,280	4,122,027
EMC Corp. (a)	243,200	6,700,160

		10,822,187

Software — 2.58%
Intuit, Inc. (a)	81,050	4,203,253
VeriFone Systems, Inc. (a)	62,700	2,780,745

		6,983,998

Total Technology (Cost: $15,159,883)		17,806,185

Total Domestic Common Stocks (Cost $167,124,155)		191,338,711

36 | 2011 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Foreign Common Stocks — 25.39%
Belgium — 2.94%
Beverages — 2.94%
Anheuser-Busch InBev NV ADR(b)	137,190	$7,958,392

Total Belgium (Cost: $7,061,250)		7,958,392

Canada — 6.39%
Chemicals — 1.23%
Potash Corp. of Saskatchewan, Inc.	58,670	3,343,603

Mining — 0.98%
Barrick Gold Corp.	58,500	2,649,465
Oil & Gas — 4.18%
Cenovus Energy, Inc.	300,740	11,325,869

Total Canada (Cost: $14,437,560)		17,318,937

Germany — 1.44%
Apparel — 1.44%
Adidas AG ADR	97,990	3,906,861

Total Germany (Cost: $3,204,197)		3,906,861

Ireland — 2.32%
Computers — 2.32%
Accenture PLC	104,340	6,304,223

Total Ireland (Cost: $4,014,450)		6,304,223

Israel — 1.06%
Software — 1.06%
Check Point Software Technologies (a)	50,590	2,876,041

Total Israel (Cost: $2,484,246)		2,876,041

Switzerland — 7.68%
Banks — 0.51%
UBS AG (a)(b)	75,400	1,376,804

Engineering & Construction — 1.93%
ABB Ltd. ADR	201,500	5,228,925

Insurance — 2.86%
ACE Ltd.	117,750	7,750,305

Mining — 1.05%
Xstrata PLC ADR	645,100	2,838,440

Oil & Gas — 0.97%
Noble Corp.	66,900	2,636,529

Oil & Gas Services — 0.36%
Weatherford International Ltd. (a)	52,560	985,500

Total Switzerland (Cost: $18,681,912)		20,816,503

United Kingdom — 3.56%
Lodging — 1.22%
Intercontinental Hotels Group PLC ADR(b)	160,164	3,310,590

Oil & Gas — 2.34%
Ensco PLC ADR	118,890	6,336,837

Total United Kingdom (Cost: $8,420,043)		9,647,427

Total Foreign Common Stocks (Cost $58,303,658)		68,828,384

Short-Term Investments — 5.33%
Investment Trust — 3.50%
Invesco AIM Liquid Assets Portfolio, 0.08%(c)(d)	9,491,500	9,491,500

Time Deposit — 1.83%
HSBC Bank USA, Grand Cayman 0.03%, 07/01/2011(d)	$4,954,429	4,954,429

Total Short-Term Investments (Cost $14,445,929)		14,445,929

Total Investments (Cost $239,873,742) — 101.29%		274,613,024

Liabilities in Excess of Other Assets, Net (1.29)%		(3,488,461)

Total Net Assets — 100.00%		$271,124,563

	Number
	of Contracts

Call Options Written — 0.00%

Nike, Inc. Expiration: July, 2011
Exercise Price: $87.50	38	$11,590

Total Options Written (Premiums Received $3,878)		$11,590

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 37

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 84.09%
Communications — 11.08%
Internet — 0.84%
Google, Inc. (a)	120	$60,765

Telecommunications — 10.24%
AT&T, Inc.	22,000	691,020
Qualcomm, Inc.	900	51,111

		742,131

Total Communications (Cost: $662,944)		802,896

Consumer, Non-cyclical — 7.13%
Agriculture — 7.13%
Bunge Ltd.	7,500	517,125

Total Consumer, Non-cyclical (Cost: $464,383)		517,125

Energy — 5.61%
Oil & Gas — 5.61%
Exxon Mobil Corp.	5,000	406,900

Total Energy (Cost: $335,674)		406,900

Financial — 14.83%
Banks — 14.83%
Goldman Sachs Group, Inc.	5,000	665,450
JPMorgan Chase & Co.	10,000	409,400

		1,074,850

Total Financial (Cost: $1,173,247)		1,074,850

Healthcare — 12.98%
Biotechnology — 5.72%
Gilead Sciences, Inc. (a)	10,000	414,100

Pharmaceuticals — 7.26%
Abbott Laboratories	10,000	526,200

Total Healthcare (Cost: $922,627)		940,300

Technology — 32.46%
Computers — 32.46%
Apple, Inc. (a)	2,900	973,443
Hewlett-Packard Co.	10,255	373,282
Microsoft Corp.	38,700	1,006,200

		2,352,925

Total Technology (Cost: $2,253,305)		2,352,925

Total Domestic Common Stocks (Cost $5,812,180)		6,094,996

Foreign Common Stocks — 15.96%
France — 7.98%
Oil & Gas — 7.98%
Total S.A. ADR	10,000	$578,400

Total France (Cost: $566,857)		578,400

Israel — 7.98%
Pharmaceuticals — 7.98%
Teva Pharmaceutical Industries Ltd. ADR	12,000	578,640

Total Israel (Cost: $672,744)		578,640

Total Foreign Common Stocks (Cost $1,239,601)		1,157,040

Short-Term Investment — 12.56%
Time Deposit — 12.56%
JPMorgan Chase & Co. 0.03%, 07/01/2011(b)	$910,662	910,662

Total Short-Term Investment (Cost $910,662)		910,662

Total Investments (Cost $7,962,443) — 112.61%		8,162,698

Liabilities in Excess of Other Assets, Net (12.61)%		(913,772)

Total Net Assets — 100.00%		$7,248,926

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
38 | 2011 ANNUAL REPORT

Quaker Mid-Cap Value Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks — 93.45%
Basic Materials — 8.26%
Chemicals — 6.67%
CF Industries Holdings, Inc.	1,466	$207,688
FMC Corp.	1,270	109,245
Sigma-Aldrich Corp.	2,129	156,226
Valspar Corp.	5,825	210,050

		683,209

Iron & Steel Production — 1.59%
Steel Dynamics, Inc.	9,978	162,142

Total Basic Materials (Cost: $586,646)		845,351

Consumer, Cyclical — 13.11%
Apparel — 4.65%
Gildan Activewear, Inc.	6,774	238,242
VF Corp.	2,193	238,072

		476,314

Home Furnishings — 2.51%
Harman International Industries, Inc.	5,642	257,106

Leisure Time — 1.34%
WMS Industries, Inc. (a)	4,443	136,489

Retail — 4.61%
Advance Auto Parts, Inc.	2,987	174,709
American Eagle Outfitters, Inc.	11,105	141,589
Darden Restaurants, Inc.	3,134	155,948

		472,246

Total Consumer, Cyclical (Cost: $1,073,305)		1,342,155

Consumer, Non-cyclical — 5.35%
Agriculture — 1.43%
Bunge Ltd.	2,120	146,174

Food — 2.41%
Hormel Foods Corp.	8,271	246,559

Household Products — 1.51%
Church & Dwight Co., Inc.	3,832	155,349

Total Consumer, Non-cyclical (Cost: $377,601)		548,082

Energy — 11.89%
Electric — 1.03%
Westar Energy, Inc.	3,926	105,649

Oil & Gas — 7.32%
Atwood Oceanics, Inc. (a)	4,657	205,513
Ultra Petroleum Corp. (a)	4,046	185,307
Valero Energy Corp.	7,996	204,458
Whiting Petroleum Corp. (a)	2,710	154,226

		749,504

Oil & Gas Services — 1.49%
Weatherford International Ltd. (a)	8,135	152,531

Oil Equipment & Services — 2.05%
Oil States International, Inc. (a)	2,630	210,163

Total Energy (Cost: $949,502)		1,217,847

Financial — 18.54%
Banks — 6.58%
Comerica, Inc.	6,032	208,526
Huntington Bancshares, Inc.	26,103	171,236
Key Corp.	10,888	90,697
Zions Bancorporation (b)	8,441	202,668

		673,127

Diversified Financial Services — 4.08%
Ameriprise Financial, Inc.	4,721	272,307
Invesco Ltd.	6,219	145,525

		417,832

Insurance — 7.88%
Allied World Assurance Co. Holdings Ltd.	3,883	223,583
Genworth Financial, Inc. (a)	13,179	135,480
Reinsurance Group of America, Inc.	3,594	218,731
Torchmark Corp.	3,574	229,237

		807,031

Total Financial (Cost: $1,320,334)		1,897,990

Healthcare — 7.90%
Healthcare-Products — 4.82%
Patterson Cos., Inc.	4,177	137,382
St. Jude Medical, Inc.	4,462	212,748
Zimmer Holdings, Inc. (a)	2,269	143,401

		493,531

Pharmaceuticals — 3.08%
Cephalon, Inc. (a)	1,340	107,066
Forest Laboratories, Inc. (a)	5,304	208,659

		315,725

Total Healthcare (Cost: $558,007)		809,256

Industrial — 13.89%
Aerospace & Defense — 1.27%
L-3 Communications Holdings, Inc.	1,487	130,038

Electronics — 5.46%
FLIR Systems, Inc.	6,980	235,296
Trimble Navigation Ltd. (a)	4,937	195,703
Waters Corp. (a)	1,337	128,004

		559,003

Hand & Machine Tools — 5.17%
Kennametal, Inc.	5,315	224,346
Lincoln Electric Holdings, Inc.	5,847	209,615
Regal-Beloit Corp.	1,435	95,815

		529,776

Machinery-Diversified — 1.99%
AGCO Corp. (a)	4,126	203,659

Total Industrial (Cost: $1,098,329)		1,422,476

2011 ANNUAL REPORT | 39

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Technology — 4.15%
Semiconductors — 1.32%
Marvell Technology Group Ltd. (a)	9,117	$134,613

Software — 2.83%
Check Point Software Technologies (a)	3,201	181,977
Nuance Communications, Inc. (a)	5,020	107,779

		289,756

Total Technology (Cost: $309,569)		424,369

Utilities — 10.36%
Electric — 1.80%
Xcel Energy, Inc.	7,580	184,194

Gas — 8.56%
Centerpoint Energy, Inc.	12,926	250,118
Energen Corp.	3,485	196,903
Questar Corp.	12,350	218,718
UGI Corp.	6,593	210,251

		875,990

Total Utilities (Cost: $848,602)		1,060,184

Total Common Stocks (Cost $7,121,895)		9,567,710

Real Estate Investment Trusts — 4.60%
Boston Properties, Inc.	1,832	194,485
Health Care REIT, Inc.(b)	2,310	121,113
Host Hotels & Resorts, Inc.	9,189	155,754

		471,352

Total Real Estate Investment Trusts (Cost $277,387)		471,352

Short-Term Investment — 3.16%
Investment Trust — 3.16%
Invesco AIM Liquid Assets Portfolio, 0.08%(c)(d)	323,695	$323,695

Total Short-Term Investment (Cost $323,695)		323,695

Total Investments (Cost $7,722,977) — 101.21%		10,362,757

Liabilities in Excess of Other Assets, Net (1.21)%		(123,791)

Total Net Assets — 100.00%		$10,238,966

REIT Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
40 | 2011 ANNUAL REPORT

Quaker Small-Cap Value Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks — 95.78%
Basic Materials — 5.83%
Chemicals — 3.34%
Cabot Corp.	4,900	$195,363
Eastman Chemical Co.	1,600	163,312
Ferro Corp. (a)	14,200	190,848
Huntsman Corp.	10,600	199,810
Innophos Holdings, Inc.	4,900	239,120
NewMarket Corp.	2,000	341,420

		1,329,873

Forest Products & Paper — 1.66%
Buckeye Technologies, Inc.	8,400	226,632
Domtar Corp.	2,900	274,688
Neenah Paper, Inc.	7,400	157,472

		658,792

Mining — 0.83%
Century Aluminum Co. (a)	12,900	201,885
Coeur d’ Alene Mines Corp. (a)	5,300	128,578

		330,463

Total Basic Materials (Cost: $2,035,943)		2,319,128

Communications — 7.20%
Internet — 3.92%
AboveNet, Inc.	2,500	176,150
InterActiveCorp (a)(b)	10,900	416,053
Nutrisystem, Inc. (b)	12,200	171,532
United Online, Inc.	39,600	238,788
Value Click, Inc. (a)	20,900	346,940
Websense, Inc. (a)	8,100	210,357

		1,559,820

Media — 0.86%
DG FastChannel, Inc. (a)	4,500	144,225
Scholastic Corp.	7,400	196,840

		341,065

Telecommunications — 2.42%
Amdocs Ltd. (a)	11,500	349,485
Comtech Telecommunications Corp.	5,500	154,220
MetroPCS Communications, Inc. (a)	16,900	290,849
Netgear, Inc. (a)	3,800	166,136

		960,690

Total Communications (Cost: $2,306,203)		2,861,575

Consumer, Cyclical — 14.57%
Airlines — 0.70%
Alaska Air Group, Inc. (a)	4,100	280,686

Apparel — 0.76%
True Religion Apparel, Inc. (a)	10,400	302,432

Auto Manufacturers — 0.67%
Oshkosh Corp. (a)	9,200	266,248

Auto Parts & Equipment — 2.48%
Federal-Mogul Corp. (a)	6,800	155,244
Goodyear Tire & Rubber Co. (a)	20,200	338,754
Standard Motor Products, Inc.	20,100	306,123
WABCO Holdings, Inc. (a)	2,700	186,462

		986,583

Distribution & Wholesale — 1.48%
Fossil, Inc. (a)	2,100	247,212
Tech Data Corp. (a)	7,000	342,230

		589,442

Housewares — 0.79%
Toro Co.	5,200	314,600

Lodging — 0.42%
Ameristar Casinos, Inc.	7,000	165,970

Retail — 7.27%
Abercrombie & Fitch Co. Class A	3,200	214,144
ANN, Inc. (a)	10,000	261,000
Cash America International, Inc.	3,600	208,332
Dillard’s, Inc. Class A(b)	5,200	271,128
Ezcorp, Inc. Class A(a)	9,300	330,847
First Cash Financial Services, Inc. (a)	8,200	344,318
Genesco, Inc. (a)	2,900	151,090
HOT Topic, Inc.	29,500	219,480
Lithia Motors, Inc.	17,900	351,377
Papa John’s International, Inc. (a)	5,900	196,234
PetSmart, Inc.	4,000	181,480
Red Robin Gourmet Burgers, Inc. (a)	4,400	160,072

		2,889,502

Total Consumer, Cyclical (Cost: $4,984,652)		5,795,463

Consumer, Non-cyclical — 9.53%
Beverages — 0.47%
Hansen Natural Corp. (a)	2,300	186,185

Commercial Services — 7.13%
Aaron’s, Inc.	10,100	285,426
Advance America Cash Advance Centers, Inc.	47,200	325,208
Alliance Data Systems Corp. (a)(b)	4,100	385,687
Apollo Group, Inc. Class A(a)	4,200	183,456
Global Payments, Inc.	5,900	300,900
H&R Block, Inc.	20,400	327,216
Insperity, Inc.	5,200	153,972
Net 1 UEPS Technologies, Inc. (a)	23,100	200,508
SAIC, Inc. (a)	17,700	297,714
TeleTech Holdings, Inc. (a)	8,800	185,504
Weight Watchers International, Inc.	2,500	188,675

		2,834,266

Cosmetics & Personal Care — 0.75%
Elizabeth Arden, Inc. (a)	10,300	299,009

2011 ANNUAL REPORT | 41

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Food — 1.18%
Fresh Del Monte Produce, Inc.	6,100	$162,687
Smart Balance, Inc. (a)	28,400	147,112
Spartan Stores, Inc.	8,300	162,099

		471,898

Total Consumer, Non-cyclical (Cost: $3,605,056)		3,791,358

Diversified — 0.58%
Holding Companies-Diversified — 0.58%
Compass Diversified Holdings	14,000	230,860

Total Diversified (Cost: $210,126)		230,860

Energy — 7.83%
Oil & Gas — 5.48%
CVR Energy, Inc. (a)	7,900	194,498
Frontier Oil Corp.	10,100	326,331
Holly Corp.	4,700	326,180
Patterson-UTI Energy, Inc.	11,700	369,837
Pioneer Drilling Co. (a)	21,400	326,136
SEACOR Holdings, Inc.	1,600	159,936
Tesoro Corp. (a)	13,700	313,867
Vaalco Energy, Inc. (a)	27,100	163,142

		2,179,927

Oil & Gas Services — 2.35%
Complete Production Services, Inc. (a)	6,600	220,176
Gulf Island Fabrication, Inc.	3,200	103,296
Helix Energy Solutions Group, Inc. (a)	9,100	150,696
Matrix Service Co. (a)	12,300	164,574
Oceaneering International, Inc.	7,300	295,650

		934,392

Total Energy (Cost: $2,241,451)		3,114,319

Financial — 13.19%
Banks — 5.23%
Banco Latinoamericano de Exportaciones S.A.	16,500	285,780
Cathay General Bancorp	17,100	280,269
Chemical Financial Corp.	11,900	223,244
Commerce Bancshares, Inc.	8,500	365,500
First Citizens BancShares, Inc.	800	149,776
Huntington Bancshares, Inc.	52,000	341,120
International Bancshares Corp.	16,200	271,026
UMB Financial Corp.	3,900	163,332

		2,080,047

Diversified Financial Services — 2.72%
Calamos Asset Management, Inc. Class A	11,700	169,884
Interactive Brokers Group, Inc.	17,300	270,745
Nelnet, Inc. Class A	6,900	152,214
The NASDAQ OMX Group, Inc. (a)	12,800	323,840
World Acceptance Corp. (a)(b)	2,500	163,925

		1,080,608

Insurance — 3.12%
Amtrust Financial Services, Inc.	15,100	343,978
Assurant, Inc.	8,500	308,295
CNO Financial Group, Inc. (a)	22,200	175,602
FBL Financial Group, Inc.	5,200	167,180
Maiden Holdings Ltd.	27,000	245,700

		1,240,755

Real Estate — 1.29%
Forest City Enterprises, Inc. (a)	8,300	154,961
Jones Lang LaSalle, Inc.	3,800	358,340

		513,301

Savings & Loans — 0.83%
Dime Community Bancshares Inc.	11,400	165,756
People’s United Financial, Inc.	12,200	163,968

		329,724

Total Financial (Cost: $4,976,058)		5,244,435

Healthcare — 12.50%
Biotechnology — 2.08%
Charles River Laboratories International, Inc. (a)	7,000	284,550
Myriad Genetics, Inc. (a)	12,100	274,791
PDL BioPharma, Inc. (b)	45,600	267,672

		827,013

Healthcare-Products — 3.88%
Greatbatch, Inc. (a)	10,000	268,200
Hill-Rom Holdings, Inc.	7,600	349,904
ICU Medical, Inc. (a)	3,600	157,320
Invacare Corp.	9,400	311,986
Luminex Corp. (a)	7,800	163,020
SonoSite, Inc. (a)	8,300	291,911

		1,542,341

Healthcare-Services — 4.01%
AMERIGROUP Corp. (a)	5,000	352,350
Health Net, Inc. (a)	11,900	381,871
Kindred Healthcare, Inc. (a)	6,400	137,408
Magellan Health Services, Inc. (a)	3,400	186,116
Triple-S Management Corp. Class B(a)	7,000	152,110
WellCare Health Plans, Inc. (a)	7,500	385,575

		1,595,430

Pharmaceuticals — 2.53%
Cubist Pharmaceuticals, Inc. (a)	4,300	154,757
Herbalife Ltd.	7,400	426,536
Hi-Tech Pharmacal Co., Inc. (a)	5,800	167,794
Spectrum Pharmaceuticals, Inc. (a)(b)	27,600	255,714

		1,004,801

Total Healthcare (Cost: $3,732,504)		4,969,585

42 | 2011 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Industrial — 12.29%
Building Materials — 0.41%
Armstrong World Industries, Inc.	3,600	$164,016

Electrical Components & Equipment — 1.42%
Encore Wire Corp.	9,900	239,778
Graham Corp.	9,200	187,680
Lihua International, Inc. (a)(b)	22,400	136,416

		563,874

Electronics — 1.02%
Arrow Electronics, Inc. (a)	6,200	257,300
Avnet, Inc. (a)	4,700	149,836

		407,136

Engineering & Construction — 2.19%
EMCOR Group, Inc. (a)	9,700	284,307
KBR, Inc.	11,200	422,128
Layne Christensen Co. (a)	5,400	163,836

		870,271

Environmental Control — 0.40%
Metalico, Inc. (a)	27,200	160,480

Hand & Machine Tools — 0.40%
Lincoln Electric Holdings, Inc.	4,400	157,740

Machinery-Diversified — 1.71%
Applied Industrial Technologies, Inc.	9,400	334,734
Gardner Denver, Inc.	1,900	159,695
NACCO Industries, Inc.	1,900	183,958

		678,387

Metal Fabricate & Hardware — 0.82%
Mueller Industries, Inc.	8,600	326,026

Miscellaneous Manufacturing — 2.49%
Brink’s Co.	5,500	164,065
Ceradyne, Inc. (a)	6,900	269,031
Movado Group, Inc.	18,600	318,246
Sturm Ruger & Co.	10,900	239,255

		990,597

Transportation — 1.02%
Ryder System, Inc.	7,100	403,635

Trucking & Leasing — 0.41%
Amerco, Inc. (a)	1,700	163,455

Total Industrial (Cost: $4,344,451)		4,885,617

Technology — 8.55%
Computers — 3.66%
CACI International, Inc. (a)	4,700	296,476
CGI Group, Inc. (a)	12,000	295,800
Ciber, Inc. (a)	25,300	140,415
DST Systems, Inc.	3,100	163,680
Insight Enterprises, Inc. (a)	11,900	210,749
NCR Corp. (a)	8,200	154,898
Silicon Graphics International Corp. (a)(b)	11,200	192,640

		1,454,658

Semiconductors — 2.60%
GT Solar International, Inc. (a)(b)	22,400	362,880
International Rectifier Corp. (a)	5,100	142,647
LSI Corp. (a)	56,900	405,128
Tessera Technologies, Inc. (a)	7,200	123,408

		1,034,063

Software — 2.29%
ACI Worldwide, Inc. (a)	8,500	287,045
EPIQ Systems, Inc.	11,500	163,530
Fair Isaac Corp.	5,600	169,120
SYNNEX Corp. (a)	4,700	148,990
THQ, Inc. (a)	39,300	142,266

		910,951

Total Technology (Cost: $2,929,179)		3,399,672

Utilities — 3.71%
Electric — 3.71%
Alliant Energy Corp.	5,400	219,564
El Paso Electric Co.	11,000	355,300
Great Plains Energy, Inc.	12,200	252,906
NV Energy, Inc.	20,400	313,140
Portland General Electric Co.	13,200	333,696

		1,474,606

Total Utilities (Cost: $1,168,144)		1,474,606

Total Common Stocks (Cost $32,533,767)		38,086,618

Real Estate Investment Trusts — 3.04%
Ashford Hospitality Trust, Inc.	16,900	210,405
CBL & Associates Properties, Inc.	12,400	224,812
Hospitality Properties Trust	8,000	194,000
National Health Investors, Inc.	7,800	346,554
PS Business Parks, Inc.	4,200	231,420

		1,207,191

Total Real Estate Investment Trusts (Cost $960,916)		1,207,191

Short-Term Investments — 8.97%
Investment Trust — 7.82%
Invesco AIM Liquid Assets Portfolio, 0.08%(c)(d)	3,109,975	3,109,975

2011 ANNUAL REPORT | 43

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2011

	Number	Fair
	of Shares	Value

Short-Term Investments (Continued)
Time Deposit — 1.15%
HSBC Bank USA, Grand Cayman, 0.03%, 07/01/2011(d)	$458,296	$458,296

Total Short-Term Investments (Cost $3,568,271)		3,568,271

Total Investments (Cost $37,062,954) — 107.79%		42,862,080

Liabilities in Excess of Other Assets, Net (7.79)%		(3,096,390)

Total Net Assets — 100.00%		$39,765,690

(a)	(Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
44 | 2011 ANNUAL REPORT

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Statements of Assets and Liabilities
June 30, 2011

	Tactical Allocation Funds
	Quaker	Quaker	Quaker	Quaker
	Akros Absolute Return	Event Arbitrage	Global Tactical	Long-Short Tactical
	Fund*	Fund	Allocation Fund	Allocation Fund

ASSETS:
Investments, at value	$10,271,712	$44,308,242	$20,117,077	$884,890
Cash	212,059	5,476,313	575,251	2,157,969
Deposits with brokers for securities and options sold short and futures held	3,084,680	2,966,298	—	—
Receivables:
Dividends and interest	10,421	32,777	17,265	—
Due from Advisor	15,135	24,984	—	—
Capital shares sold	16,424	1,057,413	193	329
Investment securities sold	—	6,061	1,718,498	265,640
Securities lending income	—	—	626	—
Prepaid expenses and other assets	8,845	23,552	12,988	1,956

Total assets	13,619,276	53,895,640	22,441,898	3,310,784

LIABILITIES:
Call Options Written, at value	8,455	346,100	915	—
Securities sold short, at value	1,041,506	2,159,977	—	1,103,118
Payables:
Cash Overdraft	—	—	—	—
Due to Advisor (Note 3)	12,767	50,615	19,957	3,276
Capital shares redeemed	5,087	87,095	137,235	—
Upon return of securities loaned	—	—	955,227	—
Investment securities purchased	—	1,496,490	1,714,845	50,083
Dividends on securites sold short	—	353	—	94
Distributions fees	2,269	8,143	8,048	816
Trustee expenses	1,143	3,486	2,148	294
Accrued expenses	25,308	20,336	28,027	13,604

Total liabilities	1,096,535	4,172,595	2,866,402	1,171,285

NET ASSETS	$12,522,741	$49,723,045	$19,575,496	$2,139,499

NET ASSETS CONSIST OF:
Paid-in capital	$13,139,567	$50,797,811	$31,915,102	$6,192,863
Accumulated net realized gain (loss) on investments	(91,248)	757,679	(13,338,795)	(4,030,675)
Accumulated net investment gain (loss)	(2,400)	—	—	—
Net unrealized appreciation (depreciation) on investments	(523,178)	(1,832,445)	999,189	(22,689)

Total Net Assets	$12,522,741	$49,723,045	$19,575,496	$2,139,499

Total Investments, at Cost	$10,529,353	$45,974,730	$19,117,279	$895,965

Proceeds from Securities Sold Short	771,378	1,927,254	—	1,091,504
Premiums on options	13,046	412,815	306	—
Market value of securities loaned	—	—	934,590	—
Class A Shares:
Net Assets	$9,809,441	$25,413,358	$11,707,835	$667,251

Shares of Beneficial interest outstanding(1)	1,109,981	2,032,340	1,558,014	105,518

Net Asset Value per share and redemption price per share(2)	$8.84	$12.50	$7.51	$6.32

Offering price per share (100 ÷ 94.50 × net asset value per share)	$9.35	$13.23	$7.95	$6.69

Class C Shares:
Net Assets	$295,771	$4,368,472	$6,880,854	$741,317

Shares of Beneficial interest outstanding(1)	33,683	350,890	938,070	118,476

Net Asset Value per share and redemption price per share(2)	$8.78	$12.45	$7.34	$6.26

Institutional Class Shares:
Net Assets	$2,417,259	$19,941,215	$986,807	$730,931

Shares of Beneficial interest outstanding(1)	272,956	1,592,320	115,467	114,274

Net Asset Value per share and redemption price per share(2)	$8.86	$12.52	$8.55	$6.40

*	Financial Statement data for this Fund reflects the period September 1, 2010 to June 30, 2011.

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
46 | 2011 ANNUAL REPORT

Tactical Allocation Funds		Traditional Funds
Quaker Small-Cap	Quaker	Quaker	Quaker	Quaker
Growth Tactical	Strategic Growth	Capital Opportunities	Mid-Cap	Small-Cap
Allocation Fund	Fund	Fund	Value Fund	Value Fund

$22,554,055	$274,613,024	$8,162,698	$10,362,757	$42,862,080
—	5,736,641	—	—	—

—	—	—	—	—

—	176,078	9,093	12,186	35,362
—	127,634	—	—	—
812,196	459,084	345	236	1,459
2,036,872	2,414,363	—	519,501	9,918,052
2,386	3,836	299	14	2,760
15,833	161,428	13,135	6,529	29,772

25,421,342	283,692,088	8,185,570	10,901,223	52,849,485

—	11,590	—	—	—
—	—	—	—	—

—	—	—	4,287	—
15,714	286,782	15,073	8,682	38,601
15,213	1,703,598	896,477	418	8,789,754
2,547,566	9,491,500	—	323,696	3,109,975
2,736,202	653,879	—	305,551	1,062,296
—	—	—	—	—
6,716	73,129	2,779	3,552	4,851
2,354	30,809	2,010	1,018	4,882
32,753	316,238	20,305	15,053	73,436

5,356,518	12,567,525	936,644	662,257	13,083,795

$20,064,824	$271,124,563	$7,248,926	$10,238,966	$39,765,690

$19,124,537	$698,659,871	$6,858,417	$17,932,354	$44,997,094

431,345	(462,266,879)	190,254	(10,339,988)	(11,039,645)
—	—	—	6,820	9,115

508,942	34,731,571	200,255	2,639,780	5,799,126

$20,064,824	$271,124,563	$7,248,926	$10,238,966	$39,765,690

$22,045,113	$239,873,742	$7,962,443	$7,722,977	$37,062,954

—	—	—	—	—
—	3,878	—	—	—
2,475,213	9,285,911	—	317,110	3,029,054

$9,081,514	$186,875,983	$4,195,788	$7,229,247	$14,168,116

883,705	11,305,726	474,840	450,884	857,309

$10.28	$16.53	$8.84	$16.03	$16.53

$10.88	$17.49	$9.35	$16.96	$17.49

$5,895,811	$42,729,256	$2,260,396	$2,576,717	$2,524,120

586,121	2,860,516	274,532	177,903	178,103

$10.06	$14.94	$8.23	$14.48	$14.17

$5,087,499	$41,519,324	$792,742	$433,002	$23,073,454

490,376	2,437,969	89,609	25,996	1,345,013

$10.37	$17.03	$8.85	$16.66	$17.15

The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 47

Statements of Operations
For the Fiscal Year Ended June 30, 2011

	Tactical Allocation Funds
	Quaker	Quaker	Quaker	Quaker
	Akros Absolute Return	Event Arbitrage	Global Tactical	Long-Short Tactical
	Fund*	Fund	Allocation Fund	Allocation Fund

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$32,914	$234,079	$233,447	$23,786
Interest	23,247	317,802	207	397
Securities lending income	—	—	12,023	—

Total Income	56,161	551,881	245,677	24,183

Expenses:
Investment advisory fees (Note 3)	116,911	336,194	278,845	65,733
Fund administration, accounting, and transfer agent fees (Note 3)	44,756	75,264	84,123	19,032
Custody fees	16,435	30,774	43,029	73,562
Trustee fees and meeting expenses	4,545	13,657	12,815	2,478
Legal fees	1,641	1,329	1,761	308
Audit fees	23,526	9,328	8,757	2,069
Distribution Fee — Class A	20,189	41,043	31,347	4,675
Distribution Fee — Class C	769	19,674	87,798	11,548
Officers’ compensation fees	3,966	9,753	8,745	1,393
Registration and filing expenses	17,076	3,400	15,238	3,862
Printing expenses	23,096	28,781	14,241	1,857
Dividends and Interest on securities sold short	29,135	14,689	4,685	3,059
Other operating expenses	6,047	11,964	9,311	59,638

Total expenses	308,092	595,850	600,695	249,214

Less:
Investment advisory fees waived & reimbursed (Note 3)	(120,543)	(85,149)	—	—
Net expenses	187,549	510,701	600,695	249,214

Net investment income (loss)	(131,388)	41,180	(355,018)	(225,031)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments, (excluding short securities)	206,282	948,438	4,376,856	209,781
Net realized gain (loss) from short securities	(316,429)	(471,623)	20,507	(742,052)
Net realized gain (loss) from written options	231,966	271,279	(11,262)	—
Net realized loss on Futures	(56,635)	—	—	—
Net realized gain (loss) from foreign currency transactions	—	(24,080)	—	—
Net change in unrealized appreciation (depreciation) on investments (excluding short securities)	253,869	(956,942)	1,341,373	142,891
Net change in unrealized appreciation (depreciation) on short securities	(212,817)	(415,562)	(21,789)	(362,489)
Net change in unrealized appreciation (depreciation) on written options	4,822	65,285	(2,142)	—
Net change in unrealized loss on Futures	(46,627)	—	—	—
Net change in unrealized appreciation on Foreign Currency	—	52	—	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	64,431	(583,153)	5,703,543	(751,870)

Net increase (decrease) in net assets resulting from operations	$(66,957)	$(541,973)	$5,348,525	$(976,901)

Foreign withholding taxes on dividends	$(973)	$(2,869)	$(14,084)	$(399)

*	Financial Statement data for this Fund reflects the period September 1, 2010 to June 30, 2011.
48 | 2011 ANNUAL REPORT

Tactical Allocation Funds		Traditional Funds
Quaker Small-Cap	Quaker	Quaker	Quaker	Quaker
Growth Tactical	Strategic Growth	Capital Opportunities	Mid-Cap	Small-Cap
Allocation Fund	Fund	Fund	Value Fund	Value Fund

$44,625	$3,569,425	$295,622	$128,366	$912,620
2,642	4,620	344	40	674
37,891	60,126	1,573	391	42,207

85,158	3,634,171	297,539	128,797	955,501

258,089	4,424,250	185,453	108,328	579,972

95,377	1,134,064	57,182	40,380	206,180
33,143	88,151	16,188	18,091	39,289
14,583	176,636	11,299	5,875	33,946
2,013	27,417	1,795	786	4,647
16,937	113,723	10,252	4,317	23,227
30,483	637,190	14,903	18,241	44,235
85,095	543,110	28,755	26,609	24,122
10,882	132,503	7,969	4,067	22,555
11,810	288,459	10,178	5,996	49,022
13,318	201,616	6,899	4,484	31,437
—	—	—	—	—
3,613	85,994	2,977	1,303	12,702

575,343	7,853,113	353,850	238,477	1,071,334

—	(751,125)	—	—	—
575,343	7,101,988	353,850	238,477	1,071,334

(490,185)	(3,467,817)	(56,311)	(109,680)	(115,833)

1,225,918	39,984,652	1,447,843	1,368,433	13,897,375
—	(17,672)	—	—	—
—	1,795	—	—	—
—	—	—	—	—
—	—	—	—	—
848,564	42,972,425	1,484,830	1,665,169	6,411,019
—	—	—	—	—
—	(32,211)	—	—	—
—	—	—	—	—
—	—	—	—	—

2,074,482	82,908,989	2,932,673	3,033,602	20,308,394

$1,584,297	$79,441,172	$2,876,362	$2,923,922	$20,192,561

$—	$(126,936)	$(6,016)	$(160)	$(224)

The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 49

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2011

	Tactical Allocation Funds
	Quaker	Quaker	Quaker	Quaker
	Akros Absolute Return	Event Arbitrage	Global Tactical	Long-Short Tactical
	Fund*	Fund	Allocation Fund	Allocation Fund

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(131,388)	$41,180	$(355,018)	$(225,031)
Net realized gain from investment transactions and foreign currency transactions	381,613	1,195,637	4,365,594	209,781
Net realized gain (loss) from securities sold short	(316,429)	(471,623)	20,507	(742,052)
Change in net unrealized appreciation (depreciation) on investments	(753)	(1,307,167)	1,317,442	(219,599)

Net increase (decrease) in net assets resulting from operations	(66,957)	(541,973)	5,348,525	(976,901)

Distributions to shareholders from
Net investment income — Class A	—	(83,661)	—	—
Net investment income — Class C	—	(4,905)	—	—
Net investment income — Class I	—	(28,257)	—	—
Net realized capital gain — Class A	(244,675)	(46,008)	—	—
Net realized capital gain — Class C	(614)	(4,938)	—	—
Net realized capital gain — Class I	(44,331)	(13,204)	—	—
Return of capital — Class A	(43,829)	—	—	—
Return of capital — Class C	(110)	—	—	—
Return of capital — Class I	(7,941)	—	—	—

Total Distributions	(341,500)	(180,973)	—	—

Capital share transactions
Increase (Decrease) in net assets from fund share transactions (Note 10)	2,948,106	45,188,855	(9,050,472)	(5,228,706)

Total increase (decrease) in net assets	2,539,649	44,465,909	(3,701,947)	(6,205,607)

NET ASSETS
Beginning of period	9,983,092	5,257,136	23,277,443	8,345,106

End of period	$12,522,741	$49,723,045	$19,575,496	$2,139,499

Accumulated net investment income (loss), at end of period	$(131,388)	$171,167	$(355,018)	$(218,655)

For the Period Ended June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(100,115)	$108,867	$(412,081)	$(364,155)
Net realized gain (loss) from investment transactions and foreign currency transactions	345,186	(388,368)	4,470,738	(244,367)
Net realized gain (loss) from securities sold short	60,631	592,372	(254,470)	(1,755,664)
Change in net unrealized appreciation (depreciation) on investments	(381,443)	(72,556)	(806,656)	288,601

Net increase (decrease) in net assets resulting from operations	(75,741)	240,315	2,997,531	(2,075,585)

Distributions to shareholders from
Net investment income — Class I	—	—	—	—
Net realized capital gain — Class A	(265,719)	—	—	—
Net realized capital gain — Class C	—	—	—	—
Net realized capital gain — Class I	—	—	—	—

Total Distributions	(265,719)	—	—	—

Capital share transactions
Increase (Decrease) in net assets from fund share transactions (Note 10)	6,260,404	2,098,801	(7,712,372)	5,010,171

Total increase (decrease) in net assets	5,918,944	2,339,116	(4,714,841)	2,934,586

NET ASSETS
Beginning of period	4,064,148	2,918,020	27,992,284	5,410,520

End of period	$9,983,092	$5,257,136	$23,277,443	$8,345,106

Accumulated net investment income (loss), at end of period	$—	$108,867	$(412,081)	$(364,155)

*	Financial Statement data for this Fund reflects the period September 1, 2010 to June 30, 2011, and the prior period September 1, 2009 to August 31, 2010.
50 | 2011 ANNUAL REPORT

Tactical Allocation Funds		Traditional Funds
Quaker Small-Cap	Quaker	Quaker	Quaker	Quaker
Growth Tactical	Strategic Growth	Capital Opportunities	Mid-Cap	Small-Cap
Allocation Fund	Fund	Fund	Value Fund	Value Fund

$(490,185)	$(3,467,817)	$(56,311)	$(109,680)	$(115,833)
1,225,918	39,986,447	1,447,843	1,368,433	13,897,375
—	(17,672)	—	—	—
848,564	42,940,214	1,484,830	1,665,169	6,411,019

1,584,297	79,441,172	2,876,362	2,923,922	20,192,561

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(316,211)	—	—	—	—
(211,202)	—	—	—	—
(116,906)	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

(644,319)	—	—	—	—

(7,835,404)	(198,196,928)	(14,115,546)	(2,153,124)	(62,914,069)

(6,895,426)	(118,755,756)	(11,239,184)	770,798	(42,721,508)

26,960,250	389,880,319	18,488,110	9,468,168	82,487,198

$20,064,824	$271,124,563	$7,248,926	$10,238,966	$39,765,690

$(490,185)	$(3,467,817)	$(56,311)	$(107,755)	$(104,894)

$(289,402)	$(4,216,373)	$(73,226)	$(64,142)	$(405,492)
1,504,391	89,299,143	888,097	1,669,303	9,414,276
—	(120,222)	—	—	—
(801,914)	(25,222,583)	(1,579,131)	1,052,326	5,563,208

413,075	59,739,965	(764,260)	2,657,487	14,571,992

—	—	—	—	(58,560)
(617,913)	—	—	—	—
(694,222)	—	—	—	—
(117,771)	—	—	—	—

(1,429,906)	—	—	—	(58,560)

18,447,555	(244,304,110)	7,107,337	(3,120,376)	(15,672,645)

17,430,724	(184,564,145)	6,343,077	(462,889)	(1,159,213)

9,529,526	574,444,464	12,145,033	9,931,057	83,646,411

$26,960,250	$389,880,319	$18,488,110	$9,468,168	$82,487,198

$(289,402)	$(4,216,373)	$(73,226)	$(64,142)	$(405,492)

The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 51

Statements of Changes in Net Assets
The following statement of changes in net assets is for the prior year fiscal year period of the Quaker Event Arbitrage Fund, while the fund was still operating as the Pennsylvania Avenue Event-Driven Fund. To comply with proper reporting requirements, we have included this statement to disclose a full two years of activity for the statement of changes in net assets. Due to the change in the Fund’s fiscal year end from December 31 to June 30, the information provided in the previous statements included a partial period from January 1, 2010 to June 30, 2010, requiring us to further disclose the following statement.

	Pennsylvania Avenue Event-Driven Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$(10,470)	$(3,501)
Realized Gain (Loss) on Investments, Securities Sold Short and Options	34,606	(174,464)
Change in Unrealized Appreciation (Depreciation) on Investments,
Options and Securities Sold Short	472,284	(653,757)

Net Increase (Decrease) in Net Assets Resulting from Operations	496,420	(831,722)

Distributions to Shareholders:
Net Investment Income	—	—
Realized Gains	—	—
Return of Capital	—	—

Total Distribution to Shareholders	—	—

Capital Share Transactions	574,393	(825,057)
Total Increase (Decrease) in Net Assets	1,070,813	(1,656,779)

NET ASSETS
Beginning of Period	1,847,207	3,503,986

End of Period (Including Undistributed Net Investment Income of $0 and $0, respectively)	$2,918,020	$1,847,207

The accompanying notes are an integral part of the financial statements.
52 | 2011 ANNUAL REPORT

Statement of Operations
     The following statement of operations and statement of changes in net assets are for the prior year fiscal year period of the Quaker Akros Absolute Return Fund, while the fund was still operating as the Akros Absolute Return Fund. To comply with proper reporting requirements, we have included these statements to disclose a full year of activity for the statement of operations and a full two years of activity for the statement of changes in net assets. Due to the change in the Fund’s fiscal year end from August 31 to June 30, the information provided in the previous statements included a partial period from September 1, 2010 to June 30, 2011, requiring us to further disclose the following two statements.
For the Fiscal Year Ended August 31, 2010

Akros Absolute
Return Fund

INVESTMENT INCOME
Investment Income:
Dividend Income(1)	$22,970
Interest Income	16,623

Total Investment Income	39,593

Expenses:
Advisory Fees	61,268
Administration Fees	37,576
Audit and Tax Fees	35,337
Fund Accounting Fees	31,151
Transfer Agent Fees and Expenses	29,096
Federal and State Registration Fees	19,011
Distribution Fees	15,317
Legal Fees	14,162
Custody Fees	10,699
Dividends on Short Positions	9,681
Interest Expense	8,104
Reports to Shareholders	6,235
Trustees’ Fees and Related Expenses	5,229
Chief Compliance Officer Expenses	5,002
Shareholder Servicing Fees	1,127
Other Expenses	3,313

Total Expenses Before Waiver	292,308

Less Waivers and Reimbursement by Advisor	(152,600)
Net Expenses	139,708

Net Investment Loss	(100,115)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	205,277
Short Transactions	60,631
Option Contracts Expired or Closed	66,440
Futures Contracts Closed	73,469
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(374,777)
Short Transactions	(57,311)
Option Contracts	(231)
Futures Contracts	50,876

Net Realized and Unrealized Gain on Investments	24,374

Net Decrease in Net Assets from Operations	$(75,741)

(1)	Net of $525 in foreign withholding tax.
2011 ANNUAL REPORT | 53

Statements of Changes in Net Assets
Akros Absolute Return Fund

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

FROM OPERATIONS
Net Investment Loss	$(100,115)	$(22,695)

Net Realized Gain on:
Investments	205,277	119,218
Purchased Options	—	927
Short Transactions	60,631	58,645
Foreign Currency Translation	—	2
Option Contracts Expired or Closed	66,440	50,699
Futures Contracts Closed	73,469	14,062
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(374,777)	(41,572)
Short Transactions	(57,311)	10,807
Option Contracts	(231)	115
Futures Contracts	50,876	(4,248)

Net Increase (Decrease) in Net Assets from Operations	(75,741)	185,960

From Distributions
Net Investment Income	—	(20,672)
Net Realized Gain on Investments	(265,719)	(63,432)

Net Decrease in Net Assets Resulting from Distributions Paid	(265,719)	(84,104)

From Capital Share Transactions
Proceeds from Shares Sold	6,812,301	1,449,283
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	181,130	60,928
Payments for Shares Redeemed*	(733,027)	(281,375)
Net Increase in Net Assets from Capital Share Transactions	6,260,404	1,228,836

Total Increase in Net Assets	5,918,944	1,330,692

NET ASSETS
Beginning of Period	4,064,148	2,733,456

End of Period	$9,983,092	$4,064,148

Undistributed Net Investment Income	$—	$84

* Net of redemption fees of	$717	$—
54 | 2011 ANNUAL REPORT

Financial Highlights
Quaker Akros Absolute Return Fund
(For a Share Outstanding Throughout the Period)

	Class A
						For the period
	For the Period	Year	Year	Year	Year	September 30, 2005
	September 1,	Ended	Ended	Ended	Ended	(commencement of
	2010 to	August 31,	August 31,	August 31,	August 31,	operations) to
	June 30, 2011	2010	2009	2008	2007	August 31, 2006

Net asset value, beginning of period	$9.16	$9.84	$9.68	$9.46	$10.07	$10.00

Income from investment operations
Net investment income (loss)(1)	(0.11)	(0.09)	(0.06)	0.07	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.08	(0.06)	0.51	0.64	(0.21)	(0.01)

Total from investment operations	(0.03)	(0.15)	0.45	0.71	(0.04)	0.11

Distributions to shareholders from:
Net investment income	—	—	(0.07)	(0.16)	(0.11)	(0.02)
Net realized capital gain	(0.25)	(0.53)	(0.22)	(0.33)	(0.46)	(0.02)
Return of capital	(0.04)	—	—	—	—	—

Total distributions	(0.29)	(0.53)	(0.29)	(0.49)	(0.57)	(0.04)

Paid-in capital from redemption fees	—	0.00 ‡	—	—	—	—

Net asset value, end of period	$8.84	$9.16	$9.84	$9.68	$9.46	$10.07

Total Return(2)	(0.39)%	(1.45)%	5.30%	7.95%	(0.47)%	1.05	%*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9,809	$9,983	$4,064	$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Expenses before reductions	3.27%**	4.77%	7.52%	8.91%	8.88%	10.36	%**
Expenses net of fee waivers, if any	1.99%**	2.28%	2.03%	2.18%	2.45%	2.12	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.97%**	4.48%	7.48%	8.72%	8.42%	10.23	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.69%**	1.99%	1.99%	1.99%	1.99%	1.99	%**
Ratio of net investment income (loss) to average net assets:***
Before waiver and expense reimbursement(3)	(2.72) %**	(4.12)%	(6.25)%	(5.90)%	(4.64)%	(6.55)	%**
After waiver and expense reimbursement(3)	(1.44) %**	(1.63)%	(0.77)%	0.83%	1.79%	1.69	%**
Portfolio turnover rate	136.57%	373.76%	456.41%	249.85%	301.09%	364.47	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not Annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

‡	Less than 0.5 cent per share.

†	The returns shown represent performance for a period of less than one year.
2011 ANNUAL REPORT | 55

Class C
For the period
October 4, 2010
(commencement
of operations) to
June 30, 2011

Net asset value, beginning of period	$9.25

Income from investment operations
Net investment loss(1)	(0.12)
Net realized and unrealized loss on investments	(0.06)

Total from investment operations	(0.18)

Distributions to shareholders from:
Net realized capital gain	(0.25)
Return of capital	(0.04)

Total distributions	(0.29)

Net asset value, end of period	$8.78

Total Return(2)	(2.02)†%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$296
Ratio of expenses to average net assets:
Expenses before reductions	3.94%
Expenses net of fee waivers, if any	2.74%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	3.84%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	2.65%
Ratio of net investment income (loss) to average net assets:*
Before waiver and expense reimbursement(3)	(3.05) %*
After waiver and expense reimbursement(3)	(1.86)%
Portfolio turnover rate	136.57%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	The net investment income (loss) ratios include dividends on short positions.

†	The returns shown represent performance for a period of less than one year.
The accompanying notes are an integral part of the financial statements.
56 | 2011 ANNUAL REPORT

Financial Highlights
Quaker Akros Absolute Return Fund
(For a Share Outstanding Throughout the Period)

Institutional Class
For the period
October 4, 2010
(commencement
of operations) to
June 30, 2011

Net asset value, beginning of period	$9.25

Income from investment operations
Net investment loss(1)	(0.07)
Net realized and unrealized loss on investments	(0.03)

Total from investment operations	(0.10)

Distributions to shareholders from:
Net realized capital gain	(0.25)
Return of capital	(0.04)

Total distributions	(0.29)

Net asset value, end of period	$8.86

Total Return(2)	(1.14)† %

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,418
Ratio of expenses to average net assets:
Expenses before reductions	2.93%
Expenses net of fee waivers, if any	1.74%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.62%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.44%
Ratio of net investment loss to average net assets:*
Before waiver and expense reimbursement(3)	(2.17)%
After waiver and expense reimbursement(3)	(0.99)%
Portfolio turnover rate	136.57%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	The net investment income (loss) ratios include dividends on short positions.

†	The returns shown represent performance for a period of less than one year.
2011 ANNUAL REPORT | 57

Financial Highlights
Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	For the period		Year	Year	Year	Year
	Ended	January 1, 2010		Ended	Ended	Ended	Ended
	June 30,	to June 30,		December 31,	December 31,	December 31,	December 31,
	2011	2010		2009	2008	2007	2006

Net asset value, beginning of period	$12.54	$11.80		$9.23	$12.43	$13.20	$12.98

Income from investment operations
Net investment income (loss)(1)	—	0.34		(0.05)	(0.01)	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.06	0.40		2.62	(3.19)	(0.15)	1.36

Total from investment operations	0.06	0.74		2.57	(3.20)	—	1.46

Distributions to shareholders from:
Net investment income	(0.06)	—		—	—	(0.08)	—
Net realized capital gain	(0.04)	—		—	—	(0.55)	(1.24)
Return of capital	—	—		—	—	(0.14)	—

Total distributions	(0.10)	—		—	—	(0.77)	(1.24)

Net asset value, end of period	$12.50	$12.54		$11.80	$9.23	$12.43	$13.20

Total Return(2)	0.47%	6.27	%*	27.84%	(25.74)%	(0.03)%	11.23%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$25,413	$4,283		$2,918	$1,847	$3,503	$1,786
Ratio of expenses to average net assets:
Expenses before reductions	2.30%	3.25	%**	3.86%	3.51%	2.10%	2.84%
Expenses net of fee waivers, if any	1.99%	2.44	%**	1.91%	2.00%	1.50%	1.50%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.24%	2.56	%**	3.46%	3.02%	2.09%	2.84%
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.93%	1.76	%**	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:***	—	5.59	%**	(0.47)%	(0.13)%	0.57%	0.63%
Before waiver and expense reimbursement(3)	(0.28)%	—		—	—	—	—
After waiver and expense reimbursement(3)	0.04%	—		—	—	—	—
Portfolio turnover rate	98.65%	138.58	%*	226.00%	224.66%	249.36%	169.02%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.

*	Not Annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.
58 | 2011 ANNUAL REPORT

	Class C
		For the period
	Year	June 7, 2010
	Ended	(commencement
	June 30,	of operations) to
	2011	June 30, 2010

Net asset value, beginning of period	$12.55	$12.35

Income from investment operations
Net investment income (loss)(1)	(0.07)	(0.21)
Net realized and unrealized loss on investments	0.04	0.41

Total from investment operations	(0.03)	0.20

Distributions to shareholders from:
Net investment income	(0.03)	—
Net realized capital gain	(0.04)	—

Total distributions	(0.07)	—

Net asset value, end of period	$12.45	$12.55

Total Return(2)	(0.24)%	1.62	%†*

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$4,369	$231
Ratio of expenses to average net assets:
Expenses before reductions	3.08%	2.74	%**
Expenses net of fee waivers, if any	2.74%	2.74	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	3.02%	2.52	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	2.68%	2.52	%**
Ratio of net investment loss to average net assets:***	—	(29.65	)%**
Before waiver and expense reimbursement(4)	(0.91)%	—
After waiver and expense reimbursement(4)	(0.57)%	—
Portfolio turnover rate	98.65%	138.58	%(3)*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio Turnover for this class is for the period January 1, 2010 to June 30, 2010.

(4)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 59

Financial Highlights
Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
		For the period
	Year	June 7, 2010
	Ended	(commencement
	June 30,	of operations) to
	2011	June 30, 2010

Net asset value, beginning of period	$12.54	$12.35

Income from investment operations
Net investment income (loss)(1)	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	0.02	0.22

Total from investment operations	0.10	0.19

Distributions to shareholders from:
Net investment income	(0.08)	—
Net realized capital gain	(0.04)	—

Total distributions	(0.12)	—

Net asset value, end of period	$12.52	$12.54

Total Return(2)	0.72%	1.54	%†*

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$19,941	$743
Ratio of expenses to average net assets:
Expenses before reductions	2.11%	3.00	%**
Expenses net of fee waivers, if any	1.74%	3.00	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	2.06%	2.88	%**
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	1.70%	2.88	%**
Ratio of net investment income (loss) to average net assets:***	—	(3.81	)%**
Before waiver and expense reimbursement(4)	0.26%	—
After waiver and expense reimbursement(4)	0.62%	—
Portfolio turnover rate	98.65%	138.58	%(3)*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Portfolio Turnover for this class is for the period January 1, 2010 to June 30, 2010.

(4)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized.

**	Annualized.

***	The net investment (loss) ratios include dividends on short positions.
60 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
				For the period
	Year	Year	Year	May 1, 2008
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2011	2010	2009	June 30, 2008

Net asset value, beginning of period	$5.92	$5.37	$10.19	$10.00

Income from investment operations
Net investment loss(1)	(0.09)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.68	0.62	(4.77)	0.21

Total from investment operations	1.59	0.55	(4.82)	0.19

Net asset value, end of period	$7.51	$5.92	$5.37	$10.19

Total Return(2)	26.86%	10.24%	(47.30)%	1.90	%†*

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$11,708	$12,889	$16,380	$27,109
Ratio of expenses to average net assets	2.41%	2.32%	2.38%	2.01	%**
Ratio of net investment loss to average net assets	(1.30)%	(1.12)%	(0.85)%	(1.20	)%**
Portfolio turnover rate	732.27%	1212.89%	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent a period of less than one year.

*	Not Annualized.

**	Annualized.
62 | 2011 ANNUAL REPORT

	Class C
				For the period
	Year	Year	Year	May 1, 2008
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2011	2010	2009	June 30, 2008

Net asset value, beginning of period	$5.82	$5.32	$10.17	$10.00

Income from investment operations
Net investment income (loss)(1)	(0.14)	(0.11)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.66	0.61	(4.76)	0.20

Total from investment operations	1.52	0.50	(4.85)	0.17

Net asset value, end of period	$7.34	$5.82	$5.32	$10.17

Total Return(2)	26.12%	9.40%	(47.69)%	1.70	%†*

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$6,880	$9,512	$11,386	$14,002
Ratio of expenses to average net assets	3.16%	3.07%	3.13%	2.76	%**
Ratio of net investment income (loss) to average net assets	(2.07)%	(1.87)%	(1.60)%	(1.95	)%**
Portfolio turnover rate	732.27%	1212.89%	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent the performance for a period of less than one year.

*	Not Annualized.

**	Annualized.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 63

Financial Highlights
Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
			For the period
	Year	Year	July 23, 2008
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$6.71	$6.08	$10.00

Income from investment operations
Net investment loss(1)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.92	0.68	(3.87)

Total from investment operations	1.84	0.63	(3.92)

Net asset value, end of period	$8.55	$6.71	$6.08

Total Return(2)	27.42%	10.36%	(39.20	)%†*

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$987	$877	$226
Ratio of expenses to average net assets	2.16%	1.86%	2.23	%**
Ratio of net investment income (loss) to average net assets	(1.05)%	(0.70)%	(0.74	)%**
Portfolio turnover rate	732.27%	1212.89%	760.99%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized.

**	Annualized.
64 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
			For the
	Year	Year	period		Year	Year	Year
	Ended	Ended	October 1, 2008		Ended	Ended	Ended
	June 30,	June 30,	to June 30,		September 30,	September 30,	September 30,
	2011	2010	2009		2008	2007	2006

Net asset value, beginning of period	$8.23	$10.28	$9.47		$10.86	$10.66	$12.20

Income from investment operations
Net investment loss(1)	(0.40)	(0.34)	(0.28)		(0.26)	(0.27)	(0.21)
Net realized and unrealized gain (loss) on investments	(1.51)	(1.71)	1.09		(1.13)	0.69	0.01

Total from investment operations	(1.91)	(2.05)	0.81		(1.39)	0.42	(0.20)

Distributions to shareholders from:
Net realized capital gain	—	—	—		—	(0.22)	(1.34)

Total distributions	—	—	—		—	(0.22)	(1.34)

Net asset value, end of period	$6.32	$8.23	$10.28		$9.47	$10.86	$10.66

Total Return(2)	(23.21)%	(19.94)%	8.55	%†*	(12.80)%	4.07%	(1.97)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$667	$6,367	$5,014		$4,368	$3,669	$12,281
Ratio of expenses to average net assets:
Expenses before reductions	5.94%	4.61%	5.25%	**	4.61%	5.18%	3.44%
Expenses net of fee waivers, if any	5.94%	4.61%	5.25%	**	4.21%	4.42%	3.31%
Expenses before reductions (excluding dividend and interest expense for securities sold short)	5.87%	—	—		—	—	—
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	5.87%	—	—		—	—	—
Ratio of net investment loss to average net assets***	(5.24)%	(4.00)%	(3.91	)%**	(2.31)%	(2.54)%	(1.85)%
Portfolio turnover rate	2395.72%	2474.30%	1546.80	%*	2121.39%	2118.78%	2052.63%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.
66 | 2011 ANNUAL REPORT

	Class C
			For the period
	Year	Year	June 16, 2009
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$8.17	$10.28	$10.55

Income from investment operations
Net investment income (loss)(1)	(0.48)	(0.41)	0.01
Net realized and unrealized loss on investments	(1.43)	(1.70)	(0.28)

Total from investment operations	(1.91)	(2.11)	(0.27)

Net asset value, end of period	$6.26	$8.17	$10.28

Total Return(2)	(23.38)%	(20.53)%	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$741	$1,572	$133
Ratio of expenses to average net assets:
Expenses before reductions	7.18%	5.36%	6.00	%**
Expenses net of fee waivers, if any	7.18%	5.36%	6.00	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	7.09%	—	—
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	7.09%	—	—
Ratio of net investment loss to average net assets***	(6.59)%	(4.80)%	(4.66	)%**
Portfolio turnover rate	2395.72%	2474.30%	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 67

Financial Highlights
Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
			For the period
	Year	Year	June 16, 2009
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$8.26	$10.28	$10.55

Income from investment operations
Net investment loss(1)	(0.44)	(0.31)	(0.02)
Net realized and unrealized loss on investments	(1.42)	(1.71)	(0.25)

Total from investment operations	(1.86)	(2.02)	(0.27)

Net asset value, end of period	$6.40	$8.26	$10.28

Total Return(2)	(22.52)%	(19.65)%	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$731	$406	$264
Ratio of expenses to average net assets:
Expenses before reductions	6.57%	4.24%	5.00	%**
Expenses net of fee waivers, if any	6.57%	4.24%	5.00	%**
Expenses before reductions (excluding dividend and interest expense for securities sold short)	6.47%	—	—
Expenses net of all reductions (excluding dividend and interest expense for securities sold short)	6.47%	—	—
Ratio of net investment loss to average net assets***	(6.05)%	(3.63)%	(3.66	)%**
Portfolio turnover rate	2395.72%	2474.30%	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.
68 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
			For the period
	Year	Year	September 30, 2008
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$9.77	$10.09	$10.00

Income from investment operations
Net investment loss(1)	(0.16)	(0.16)	(0.15)
Net realized and unrealized gain on investments	0.90	1.29	0.24

Total from investment operations	0.74	1.13	0.09

Distributions to shareholders from:
Net realized capital gain	(0.23)	(1.45)	—

Net asset value, end of period	$10.28	$9.77	$10.09

Total Return(2)	7.79%	11.75%	0.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9,082	$13,281	$3,728
Ratio of expenses to average net assets	2.02%	1.89%	2.64	%**
Ratio of net investment loss to average net assets	(1.70)%	(1.61)%	(2.15	)%**
Portfolio turnover rate	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.
70 | 2011 ANNUAL REPORT

	Class C
			For the period
	Year	Year	September 30, 2008
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$9.64	$10.04	$10.00

Income from investment operations
Net investment loss(1)	(0.23)	(0.24)	(0.19)
Net realized and unrealized gain on investments	0.88	1.29	0.23

Total from investment operations	0.65	1.05	0.04

Distributions to shareholders from:
Net realized capital gain	(0.23)	(1.45)	—

Net asset value, end of period	$10.06	$9.64	$10.04

Total Return(2)	6.95%	10.94%	0.40	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,896	$9,180	$5,081
Ratio of expenses to average net assets	2.78%	2.65%	3.33	%**
Ratio of net investment loss to average net assets	(2.45)%	(2.35)%	(2.80	)%**
Portfolio turnover rate	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 71

Financial Highlights
Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
			For the period
	Year	Year	September 30, 2008
	Ended	Ended	(commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$9.84	$10.13	$10.00

Income from investment operations
Net investment income (loss)(1)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	0.90	1.30	0.25

Total from investment operations	0.76	1.16	0.13

Distributions to shareholders from:
Net realized capital gain	(0.23)	(1.45)	—

Net asset value, end of period	$10.37	$9.84	$10.13

Total Return(2)	7.93%	12.01%	1.30	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,087	$4,499	$721
Ratio of expenses to average net assets	1.81%	1.65%	2.30	%**
Ratio of net investment income (loss) to average net assets	(1.47)%	(1.37)%	(1.76	)%**
Portfolio turnover rate	879.32%	991.29%	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.
72 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.33	$12.33	$28.45	$25.69	$24.12

Income from investment operations
Net investment income (loss)(1)	(0.14)	(0.10)	(0.07)	(0.09)	0.06
Net realized and unrealized gain (loss) on investments	3.34	1.10	(14.08)	5.50	4.07

Total from investment operations	3.20	1.00	(14.15)	5.41	4.13

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.09)
Net realized capital gain	—	—	(1.97)	(2.65)	(2.47)

Total distributions	—	—	(1.97)	(2.65)	(2.56)

Net asset value, end of period	$16.53	$13.33	$12.33	$28.45	$25.69

Total Return(2)	24.01%	8.11%	(49.61)%	22.22%	18.68%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$186,877	$306,523	$436,015	$1,244,922	$629,531
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.21%	1.99%	1.89%	1.80%	1.90%
After expense reimbursement and waived fees	1.99%	1.99%	1.89%	1.80%	1.90%
Ratio of net investment loss to average net assets:	—	(0.69)%	(0.45)%	(0.34)%	0.23%
Before expense reimbursements and waived fees(3)	(1.14)%	—	—	—	—
After expense reimbursements and waived fees(3)	(0.92)%	—	—	—	—
Portfolio turnover rate	136.18%	276.31%	468.72%	168.61%	319.28%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.
74 | 2011 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$12.14	$11.31	$26.61	$24.36	$23.07

Income from investment operations
Net investment loss(1)	(0.23)	(0.19)	(0.17)	(0.27)	(0.12)
Net realized and unrealized gain (loss) on investments	3.03	1.02	(13.16)	5.17	3.88

Total from investment operations	2.80	0.83	(13.33)	4.90	3.76

Distributions to shareholders from:
Net realized capital gain	—	—	(1.97)	(2.65)	(2.47)

Total distributions	—	—	(1.97)	(2.65)	(2.47)

Net asset value, end of period	$14.94	$12.14	$11.31	$26.61	$24.36

Total Return(2)	23.06%	7.34%	(49.99)%	21.29%	17.80%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$42,729	$63,002	$92,152	$213,194	$108,241
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.96%	2.74%	2.64%	2.55%	2.65%
After expense reimbursement and waived fees	2.74%	2.74%	2.64%	2.55%	2.65%
Ratio of net investment income (loss) to average net assets:	—	(1.44)%	(1.21)%	(1.09)%	(0.52)%
Before expense reimbursements and waived fees(3)	(1.90)%	—	—	—	—
After expense reimbursement and waived fees(3)	(1.68)%	—	—	—	—
Portfolio turnover rate	136.18%	276.31%	468.72%	168.61%	319.28%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 75

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.71	$12.65	$29.03	$26.09	$24.47

Income from investment operations
Net investment income (loss)(1)	(0.11)	(0.07)	(0.04)	(0.03)	0.12
Net realized and unrealized gain (loss) on investments	3.43	1.13	(14.37)	5.62	4.13

Total from investment operations	3.32	1.06	(14.41)	5.59	4.25

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.16)
Net realized capital gain	—	—	(1.97)	(2.65)	(2.47)

Total distributions	—	—	(1.97)	(2.65)	(2.63)

Net asset value, end of period	$17.03	$13.71	$12.65	$29.03	$26.09

Total Return(2)	24.22%	8.38%	(49.51)%	22.58%	18.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$41,519	$20,355	$46,136	$126,637	$15,105
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.97%	1.75%	1.64%	1.54%	1.65%
After expense reimbursement and waived fees	1.74%	1.75%	1.64%	1.54%	1.65%
Ratio of net investment income (loss) to average net assets:	—	(0.46)%	(0.23)%	(0.09)%	0.48%
Before expense reimbursements and waived fees(3)	(0.89)%	—	—	—	—
After expense reimbursement and waived fees(3)	(0.66)%	—	—	—	—
Portfolio turnover rate	136.18%	276.31%	468.72%	168.61%	319.28%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio of decrease the net investment income ratio, as applicable, had such reductions not occurred.
76 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$7.49	$7.37	$9.24	$11.30	$11.07

Income from investment operations
Net investment income (loss)(1)	(0.03)	(0.02)	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.38	0.14	(1.88)	(0.26)	1.01

Total from investment operations	1.35	0.12	(1.86)	(0.24)	1.03

Distributions to shareholders from:
Net investment income
Net realized capital gain	—	—	(0.01)	(1.75)	(0.80)
Return of capital	—	—	—	(0.07)	—

Total distributions	—	—	(0.01)	(1.82)	(0.80)

Net asset value, end of period	$8.84	$7.49	$7.37	$9.24	$11.30

Total Return(2)	18.02%	1.63%	(20.18)%	(3.63)%	9.67%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$4,196	$7,766	$7,979	$7,007	$8,016
Ratio of expenses to average net assets	1.80%	1.75%	1.88%	1.59%	1.76%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.30)%	0.22%	0.15%	0.22%
Portfolio turnover rate	60.09%	139.57%	104.43%	75.18%	87.48%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
78 | 2011 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$7.03	$6.97	$8.80	$10.92	$10.81

Income from investment operations
Net investment loss(1)	(0.09)	(0.08)	(0.04)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	1.29	0.14	(1.78)	(0.20)	0.97

Total from investment operations	1.20	0.06	(1.82)	(0.30)	0.91

Distributions to shareholders from:
Net realized capital gain	—	—	(0.01)	(1.75)	(0.80)
Return of capital	—	—	—	(0.07)	—

Total distributions	—	—	(0.01)	(1.82)	(0.80)

Net asset value, end of period	$8.23	$7.03	$6.97	$8.80	$10.92

Total Return(2)	17.07%	0.86%	(20.74)%	(4.38)%	8.76%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$2,260	$3,428	$4,060	$5,322	$8,449
Ratio of expenses to average net assets	2.55%	2.49%	2.60%	2.34%	2.51%
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.05)%	(0.53)%	(1.01)%	(0.53)%
Portfolio turnover rate	60.09%	139.57%	104.43%	75.18%	87.48%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 79

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	For the period May 5,
	Ended	Ended	2009 (commencement
	June 30,	June 30,	of operations) to
	2011	2010	June 30, 2009

Net asset value, beginning of period	$7.51	$7.37	$7.14

Income from investment operations
Net investment income (loss)(1)	(0.01)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	1.35	0.15	0.22

Total from investment operations	1.34	0.14	0.23

Net asset value, end of period	$8.85	$7.51	$7.37

Total Return(2)	17.84%	1.90%	3.22	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$793	$7,294	$9
Ratio of expenses to average net assets	1.54%	1.52%	1.92	%**
Ratio of net investment loss to average net assets	(0.07)%	(0.06)%	0.71	%**
Portfolio turnover rate	60.09%	139.57%	104.43	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not annualized.

**	Annualized.
80 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.99	$9.39	$14.42	$17.84	$15.89

Income from investment operations
Net investment income (loss)(1)	(0.13)	(0.05)	0.01	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	4.17	2.65	(5.04)	(2.74)	2.37

Total from investment operations	4.04	2.60	(5.03)	(2.80)	2.28

Distributions to shareholders from:
Net realized capital gain	—	—	—	(0.62)	(0.33)

Total distributions	—	—	—	(0.62)	(0.33)

Net asset value, end of period	$16.03	$11.99	$9.39	$14.42	$17.84

Total Return(2)	33.69%	27.69%	(34.88)%	(15.92)%	14.51%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,229	$6,796	$6,967	$17,118	$135,680
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.13%	2.09%	1.96%	1.64%	1.64%
After expense reimbursement and waived fees	2.13%	2.09%	1.94%	1.58%	1.64%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.41)%	0.11%	(0.36)%	(0.56)%
Portfolio turnover rate	27.10%	50.53%	184.80%	221.17%	74.49%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
82 | 2011 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$10.92	$8.61	$13.32	$16.65	$14.96

Income from investment operations
Net investment loss(1)	(0.22)	(0.12)	(0.06)	(0.19)	(0.20)
Net realized and unrealized gain (loss) on investments	3.78	2.43	(4.65)	(2.52)	2.22

Total from investment operations	3.56	2.31	(4.71)	(2.71)	2.02

Distributions to shareholders from:
Net realized capital gain	—	—	—	(0.62)	(0.33)

Total distributions	—	—	—	(0.62)	(0.33)

Net asset value, end of period	$14.48	$10.92	$8.61	$13.32	$16.65

Total Return(2)	32.60%	26.83%	(35.36)%	(16.53)%	13.67%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,577	$2,427	$2,629	$5,801	$14,975
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.88%	2.83%	2.71%	2.57%	2.39%
After expense reimbursement and waived fees	2.88%	2.83%	2.69%	2.52%	2.39%
Ratio of net investment loss to average net assets	(1.63)%	(1.16)%	(0.62)%	(1.27)%	(1.31)%
Portfolio turnover rate	27.10%	50.53%	184.80%	221.17%	74.49%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 83

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$12.43	$9.70	$14.87	$18.33	$16.27

Income from investment operations
Net investment income (loss)(1)	(0.10)	(0.02)	0.04	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	4.33	2.75	(5.21)	(2.79)	2.44

Total from investment operations	4.23	2.73	(5.17)	(2.84)	2.39

Distributions to shareholders from:
Net realized capital gain	—	—	—	(0.62)	(0.33)

Total distributions	—	—	—	(0.62)	(0.33)

Net asset value, end of period	$16.66	$12.43	$9.70	$14.87	$18.33

Total Return(2)	34.03%	28.14%	(34.77)%	(15.70)%	14.85%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$433	$245	$227	$511	$1,902
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.87%	1.84%	1.70%	1.63%	1.39%
After expense reimbursement and waived fees	1.87%	1.84%	1.68%	1.58%	1.39%
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.19)%	0.36%	(0.30)%	(0.31)%
Portfolio turnover rate	27.10%	50.53%	184.80%	221.17%	74.49%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
84 | 2011 ANNUAL REPORT

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Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.54	$9.90	$13.88	$20.71	$19.51

Income from investment operations
Net investment income (loss)(1)	(0.05)	(0.07)	(0.01)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	5.04	1.71	(3.96)	(3.51)	3.39

Total from investment operations	4.99	1.64	(3.97)	(3.58)	3.34

Distributions to shareholders from:
Net realized capital gain	—	—	(0.01)	(3.25)	(2.14)

Total distributions	—	—	(0.01)	(3.25)	(2.14)

Net asset value, end of period	$16.53	$11.54	$9.90	$13.88	$20.71

Total Return(2)	43.24%	16.57%	(28.61)%	(17.86)%	18.22%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$14,168	$19,398	$20,210	$27,722	$46,385
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.98%	1.89%	1.83%	1.78%	1.82%
After expense reimbursement and waived fees	1.98%	1.83%	1.74%	1.70%	1.73%
Ratio of net investment loss to average net assets	(0.35)%	(0.60)%	(0.09)%	(0.44)%	(0.27)%
Portfolio turnover rate	130.60%	112.61%	122.83%	129.58%	144.26%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
86 | 2011 ANNUAL REPORT

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$9.98	$8.62	$12.18	$18.77	$17.99

Income from investment operations
Net investment loss(1)	(0.14)	(0.14)	(0.08)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	4.33	1.50	(3.47)	(3.16)	3.10

Total from investment operations	4.19	1.36	(3.55)	(3.34)	2.92

Distributions to shareholders from:
Net realized capital gain	—	—	(0.01)	(3.25)	(2.14)

Total distributions	—	—	(0.01)	(3.25)	(2.14)

Net asset value, end of period	$14.17	$9.98	$8.62	$12.18	$18.77

Total Return(2)	41.98%	15.78%	(29.16)%	(18.49)%	17.38%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$2,524	$2,085	$2,688	$4,711	$13,436
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.73%	2.63%	2.58%	2.52%	2.57%
After expense reimbursement and waived fees	2.73%	2.57%	2.49%	2.44%	2.48%
Ratio of net investment loss to average net assets	(1.15)%	(1.36)%	(0.86)%	(1.17)%	(1.02)%
Portfolio turnover rate	130.60%	112.61%	122.83%	129.58%	144.26%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
2011 ANNUAL REPORT | 87

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.96	$10.24	$14.32	$21.19	$19.88

Income from investment operations
Net investment income (loss)(1)	(0.01)	(0.04)	0.02	(0.03)	—
Net realized and unrealized gain (loss) on investments	5.20	1.77	(4.09)	(3.59)	3.45

Total from investment operations	5.19	1.73	(4.07)	(3.62)	3.45

Distributions to shareholders from:
Net investment income	—	(0.01)	—	—	—
Net realized capital gain	—	—	(0.01)	(3.25)	(2.14)

Total distributions	—	(0.01)	(0.01)	(3.25)	(2.14)

Net asset value, end of period	$17.15	$11.96	$10.24	$14.32	$21.19

Total Return(2)	43.39%	16.90%	(28.43)%	(17.62)%	18.44%

Ratios/supplemental data
Net asssets, end of period (000’s omitted)	$23,073	$61,004	$60,675	$23,528	$30,520
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.73%	1.64%	1.59%	1.54%	1.57%
After expense reimbursement and waived fees	1.73%	1.58%	1.50%	1.46%	1.48%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.35)%	0.19%	(0.20)%	(0.02)%
Portfolio turnover rate	130.60%	112.61%	122.83%	129.58%	144.26%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
The accompanying notes are an integral part of the financial statements.
88 | 2011 ANNUAL REPORT

Notes to the Financial Statements
Note 1 — Organization
     The Quaker Investment Trust (the “Trust”), was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has nine series: Quaker Akros Absolute Return Fund (formerly, Quaker Akros Absolute Strategies Fund) (“Akros Absolute Return”), Quaker Event Arbitrage Fund (“Event Arbitrage”), Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Long-Short Tactical Allocation Fund (“Long-Short Tactical Allocation”), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Strategic Growth Fund (“Strategic Growth”), Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) (each a “Fund” and collectively, the “Funds”). All Funds are diversified with the exception of Akros Absolute Return, Event Arbitrage, Long-Short Tactical Allocation and Capital Opportunities. The investment objectives of each Fund are set forth below.
     Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Capital Opportunities commenced operations on January 31, 2002. Global Tactical Allocation commenced operations on May 1, 2008. Small-Cap Growth Tactical Allocation commenced operations on September 30, 2008. Long-Short Tactical Allocation commenced operations on June 15, 2009 in conjunction with the reorganization of the Top Flight Long-Short Fund (“Top Flight Fund”). The predecessor Top Flight Fund commenced investment operations on December 31, 2002. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event Driven Fund (“Event Driven Fund”). The predecessor Event Driven Fund commenced operations on September 19, 2002. The Akros Absolute Return commenced operations on October 4, 2010 in conjunction with the reorganization of the Akros Absolute Return Fund (“Absolute Return Fund”). The predecessor Absolute Return Fund commenced operations on September 30, 2005. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.
     Effective March 25, 2011, the Board approved changing the name of the Quaker Akros Absolute Strategies Fund to the Quaker Akros Absolute Return Fund. There have been no changes to the investment objective or strategies of the Fund.
     The Funds currently offer three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; and Institutional Class Shares bear no front-end sales charge or contingent deferred sales charge (“CDSC”), but have higher minimum investment thresholds.
     Quaker Funds, Inc., the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.
Note 2 — Summary of Significant Accounting Policies and Other Information
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
     A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.
     Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees.
     The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and have established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time
2011 ANNUAL REPORT | 89

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
     Short-term investments are valued at amortized cost, which approximates fair market value.
     B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
     In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2011 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
     Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
     C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.
     The Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
     If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
     D. Option Writing. The Funds may write covered options for hedging purposes or to close out a position. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
     E. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates
90 | 2011 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.
     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
     F. Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
     Akros Absolute Return, Event Arbitrage, Long-Short Tactical Allocation and Capital Opportunities are not “diversified” Funds, which means that the Funds may allocate their investments to a relatively small number of issuers or to a single industry, making the Funds more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Funds is potentially more risky than investing in a diversified fund that is otherwise similar to the Funds.
     G. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
     H. Expense Allocations. Expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.
     I. Distributions to Shareholders. Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Trust’s Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
     J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     K. Security Loans. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.
     L. Derivative Instruments. Effective June 30, 2009, the Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Funds’ financial statements.
     The Funds traded financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.
     The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2011 was as follows:
2011 ANNUAL REPORT | 91

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
Akros Absolute Return

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	8,455

Event Arbitrage

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	346,100

Purchased Option	418,265	—

Global Tactical Allocation

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	915

Strategic Growth

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Written Options	—	11,590

(1)	Statement of Assets and Liabilities location: Investments, at value

(2)	Statement of Assets and Liabilities location: Call Options Written, at value.
     The effect of derivative instruments on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period ended June 30, 2011 was as follows:
Akros Absolute Return

	Fair Value
		Change in Unrealized
		Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	231,966	4,822

Purchased Options	3,569	—

Event Arbitrage

	Fair Value
		Change in Unrealized
		Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	271,279	66,715

Purchased Options	(119,240)	(132,536)

Global Tactical Allocation

Fair Value
Change in Unrealized
Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	(11,262)	(2,142)

Strategic Growth

Fair Value
Change in Unrealized
Appreciation
	Realized Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	1,795	(32,211)

(1)	Statement of Operations location: Net realized gain (loss) from written options and net realized gain (loss) from investments.

(2)	Statement of Operations location: Net unrealized appreciation (depreciation) on written options and net unrealized appreciation (depreciation) on investments.
     The average notional amounts of written options, purchased options and forward currency contracts outstanding during the year ended June 30, 2011 were approximately as follows:

	Written	Purchased	Futures
Fund	Options	Options	Contracts

Akros Absolute Return	$17,803	$—	$482,879

Event Arbitrage	103,443	97,550	—

Global Tactical Allocation	2,555	—	—

Strategic Growth	127,898	—	—

     M. Fair Value of Financial Instruments. Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level I — Quoted prices in active markets for identical securities.
Level II — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level III — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Equity and option securities for which market quotations are readily available, are valued at the last reported sale price and are categorized as Level 1. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair market value and are categorized as Level 1.
92 | 2011 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
     The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.
     The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.
The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund’s assets and liabilities:

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Akros Absolute Return	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Common Stocks
Basic Materials		$356,515	$0	$0	$356,515
Communications		846,080	0	0	846,080
Consumer, Cyclical		216,705	0	170	216,875
Consumer, Non-cyclical		49,420	0	0	49,420
Diversified		378,000	994,420	0	1,372,420
Energy		485,358	0	0	485,358
Financial		1,214,539	0	13,219	1,227,758
Healthcare		534,573	0	0	534,573
Industrial		291,900	0	0	291,900
Technology		1,095,273	0	0	1,095,273
Utilities		171,360	0	0	171,360
Preferred Stock
Healthcare		0	0	105,000	105,000
Private Placements		0	0	58,315	58,315
Exchange-Traded Funds
Exchange-Traded Funds		354,135	0	0	354,135
Warrants		0	7,200	26	7,226
Corporate Bonds
Energy		0	118,811	0	118,811
Financial		0	900,342	0	900,342
Government Bonds
Government		0	225,177	0	225,177
2011 ANNUAL REPORT | 93

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Akros Absolute Return (Continued)	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Short-Term Investments		1,545,237	309,937	0	1,855,174

		$7,539,095	$2,555,887	$176,730	$10,271,712

Call Options — Written		(8,455)	0	0	(8,455)
Securities Sold Short		(1,041,506)	0	0	(1,041,506)

Total		$6,489,134	$2,555,887	$176,730	$9,221,751

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Event Arbitrage	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Domestic Common Stocks
United States
Basic Materials		$1,007,025	$0	$0	$1,007,025
Communications		4,069,086	0	0	4,069,086
Consumer, Cyclical		1,708,578	0	410	1,708,988
Consumer, Non-cyclical		1,245,352	0	0	1,245,352
Diversified		0	0	0	0
Energy		0	0	25,338	25,338
Financial		2,633,629	0	5,780	2,639,409
Healthcare		3,036,636	0	802,162	3,838,798
Industrial		2,832,657	0	21,676	2,854,333
Technology		4,631,644	0	978,503	5,610,147
Utilities		1,246,025	0	0	1,246,025
Foreign Common Stocks
Australia
Healthcare		1,018,748	0	0	1,018,748
Canada
Basic Materials		274,252	0	0	274,252
Germany
Diversified		8,970	0	0	8,970
Industrial		1,005,293	0	571,512	1,576,805
Israel
Basic Materials		1,061,141	0	0	1,061,141
Italy
Consumer, Cyclical		218,290	0	0	218,290
Singapore				0
Technology		380,238	0	0	380,238
Spain
Communications		635,020	0	0	635,020
Switzerland
Healthcare		754,586	0	0	754,586
United Kingdom
Communications		1,110,650	0	0	1,110,650
Industrial		240,750	0	0	240,750
94 | 2011 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Event Arbitrage (Continued)	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Preferred Stocks
United States
Energy		$34	$0	$0	$34
Financial		2,603,044	0	0	2,603,044
Corporate Bonds
Canada
Basic Materials		0	463,125	0	463,125
United States
Basic Materials		0	96,750	0	96,750
Financial		0	283,825	0	283,825
Industrial		0	121,250	0	121,250
Warrant
Canada
Basic Materials		0	0	0	0
Asset Backed Securities
United States
Asset Backed Securities		0	3,957,658	0	3,957,658
Mortgage Securities		0	627,479	0	627,479
Rights
France
Healthcare		18,075	0	0	18,075
United States
Consumer, Cyclical		52,288	0	0	52,288
Energy		0	0	0	0
Healthcare		0	0	3,900	3,900
Utilities		0	0	0	0
Options
United States		418,265	0	0	418,265
Short-Term Investment		4,138,598	0	0	4,138,598

		$36,348,874	$5,550,087	$2,409,281	$44,308,242

Call Options — Written		(346,100)	0	0	(346,100)

Securities Sold Short		(2,159,977)	0	0	(2,159,977)

Total		$33,842,797	$5,550,087	$2,409,281	$41,802,165

2011 ANNUAL REPORT | 95

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Global Tactical Allocation	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Foreign Common Stocks
Belgium
Consumer, Non-cyclical		$591,702	$0	$0	$591,702
Bermuda
Consumer, Non-cyclical		393,015	0	0	393,015
Canada
Basic Materials		1,462,482	0	0	1,462,482
Energy		994,074	0	0	994,074
Germany
Consumer, Cyclical		322,947	0	0	322,947
Ireland
Technology		486,381	0	0	486,381
Israel
Consumer, Non-cyclical		297,969	0	0	297,969
Technology		210,345	0	0	210,345
Japan
Consumer, Cyclical		535,730	0	0	535,730
Singapore
Diversified		6,653	0	0	6,653
Switzerland
Basic Materials		294,800	0	0	294,800
Energy		287,693	0	0	287,693
Financial		581,849	0	0	581,849
Industrial		389,250	0	0	389,250
United Kingdom
Consumer, Cyclical		301,782	0	0	301,782
Energy		769,652	0	0	769,652
Financial		388,584	0	0	388,584
Domestic Common Stocks
United States
Basic Materials		1,423,851	0	0	1,423,851
Communications		390,119	0	0	390,119
Consumer, Cyclical		1,710,176	0	0	1,710,176
Consumer, Non-cyclical		466,536	0	0	466,536
Energy		1,563,426	0	0	1,563,426
Financial		1,190,788	0	0	1,190,788
Healthcare		1,486,908	0	0	1,486,908
Industrial		833,443	0	0	833,443
Technology		1,481,553	0	0	1,481,553
Short-Term Investments		1,255,369	0	0	1,255,369

		$20,117,077	$0	$0	$20,117,077

Call Options — Written		(915)	0	0	(915)

Total		$20,116,162	$0	$0	$20,116,162

96 | 2011 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Long-Short Tactical Allocation	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Domestic Common Stocks
United States
Technology		$101,163	$0	$0	$101,163
Exchange-Traded Funds
United States
Exchange-Traded Funds		193,888	0	0	193,888
Short-Term Investment		589,839	0	0	589,839

		$884,890	$0	$0	$884,890

Securities Sold Short		(1,103,118)	0	0	(1,103,118)

Total		$(218,228)	$0	$0	$(218,228)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Small-Cap Growth Tactical Allocation	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Domestic Common Stocks
United States
Basic Materials		$326,970	$0	$0	$326,970
Communications		515,896	0	0	515,896
Consumer, Cyclical		1,748,564	0	0	1,748,564
Consumer, Non-cyclical		1,574,022	0	0	1,574,022
Energy		392,710	0	0	392,710
Healthcare		1,439,889	0	0	1,439,889
Industrial		3,501,922	0	0	3,501,922
Technology		2,309,234	0	0	2,309,234
Foreign Common Stocks
Bermuda
Financial		606,042	0	0	606,042
Canada
Basic Materials		998,829	0	0	998,829
Cayman Islands
Financial		565,235	0	0	565,235
Singapore
Technology		1,115,265	0	0	1,115,265
Exchange-Traded Fund
United States
Exchange-Traded Funds		967,572	0	0	967,572
Short-Term Investments		6,491,905	0	0	6,491,905

Total		$22,554,055	$0	$0	$22,554,055

2011 ANNUAL REPORT | 97

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Strategic Growth	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Domestic Common Stocks
United States
Basic Materials		$25,994,837	$0	$0	$25,994,837
Communications		7,314,202	0	0	7,314,202
Consumer, Cyclical		33,201,055	0	0	33,201,055
Consumer, Non-cyclical		12,145,849	0	0	12,145,849
Energy		32,239,988	0	0	32,239,988
Financial		27,570,334	0	0	27,570,334
Healthcare		17,539,303	0	0	17,539,303
Industrial		17,526,958	0	0	17,526,958
Technology		17,806,185	0	0	17,806,185
Foreign Common Stocks
Belgium
Consumer, Non-cyclical		7,958,392	0	0	7,958,392
Canada
Basic Materials		5,993,068	0	0	5,993,068
Energy		11,325,869	0	0	11,325,869
Germany
Consumer, Cyclical		3,906,861	0	0	3,906,861
Ireland
Technology		6,304,223	0	0	6,304,223
Israel
Technology		2,876,041	0	0	2,876,041
Switzerland
Basic Materials		2,838,440	0	0	2,838,440
Energy		3,622,029	0	0	3,622,029
Financial		9,127,109	0	0	9,127,109
Industrial		5,228,925	0	0	5,228,925
United kingdom
Consumer, Cyclical		3,310,590	0	0	3,310,590
Energy		6,336,837	0	0	6,336,837
Short-Term Investments		14,445,929	0	0	14,445,929

		$274,613,024	$0	$0	$274,613,024

Call Options — Written		(11,590)	0	0	(11,590)

Total		$274,601,434	$0	$0	$274,601,434

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Capital Opportunities	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Domestic Common Stocks
United States
Communications		$802,896	$0	$0	$802,896
Consumer, Non-cyclical		517,125	0	0	517,125
Energy		406,900	0	0	406,900
Financial		1,074,850	0	0	1,074,850
Healthcare		940,300	0	0	940,300
Technology		2,352,925	0	0	2,352,925
98 | 2011 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Capital Opportunities (Continued)	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Foreign Common Stocks
France
Energy		$578,400	$0	$0	$578,400
Israel
Healthcare		578,640	0	0	578,640
Short-Term Investment		910,662	0	0	910,662

Total		$8,162,698	$0	$0	$8,162,698

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Mid-Cap Value	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Common Stocks
Basic Materials		$845,351	$0	$0	$845,351
Consumer, Cyclical		1,342,155	0	0	1,342,155
Consumer, Non-cyclical		548,082	0	0	548,082
Energy		1,217,847	0	0	1,217,847
Financial		1,897,990	0	0	1,897,990
Healthcare		809,256	0	0	809,256
Industrial		1,422,476	0	0	1,422,476
Technology		424,369	0	0	424,369
Utilities		1,060,184	0	0	1,060,184
Real Estate Investment Trusts
Financial		471,352	0	0	471,352
Short-Term Investment		323,695	0	0	323,695

Total		$10,362,757	$0	$0	$10,362,757

		Quoted Prices
		in Active Markets	Significant Other	Significant	Fair
		for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	Small-Cap Value	(Level 1)	(Level 2)	(Level 3)	6/30/2011

Common Stocks
Basic Materials		$2,319,128	$0	$0	$2,319,128
Communications		2,861,575	0	0	2,861,575
Consumer, Cyclical		5,795,463	0	0	5,795,463
Consumer, Non-cyclical		3,791,358	0	0	3,791,358
Diversified		230,860	0	0	230,860
Energy		3,114,319	0	0	3,114,319
Financial		5,244,435	0	0	5,244,435
Healthcare		4,969,585	0	0	4,969,585
Industrial		4,885,617	0	0	4,885,617
Technology		3,399,672	0	0	3,399,672
Utilities		1,474,606	0	0	1,474,606
Real Estate Investment Trusts
Financial		1,207,191	0	0	1,207,191
Short-Term Investments		3,568,271	0	0	3,568,271

Total		$42,862,080	$0	$0	$42,862,080

2011 ANNUAL REPORT | 99

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended June 30, 2011 for all of the Funds, except for Event Arbitrage.
Significant transfers between Level 2 and Level 3 included securities valued at $2,219,857 in the Event Arbitrage Fund, included in Level 3 that had previously been included in Level 2 at June 30, 2010. These changes were primarily the result of securities using a systematic fair value model at the period end but not at June 30, 2010.
The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period September 1, 2010, through June 30, 2011.

		Balance				Net unrealized	Amortized	Transfers	Transfers	Balance
	Akros Absolute	as of			Realized	appreciation	discounts/	into	out of	as of
Category	Return	8/31/2010	Purchases	Sales	Gain (Loss)	(depreciation)	premiums	Level 3	Level 3	6/30/2011

Common Stocks
Consumer, Cyclical		$501	$—	$—	$—	$(331)	$—	$—	$—	$170
Financial		—	—	—	—	—	—	13,219	—	13,219
Preferred Stock
Healthcare		97,500	—	—	—	7,500	—	—	—	105,000
Private Placement		113,810	—	—	—	3,857	—	—	(59,352)	58,315
Warrant		770	—	—	—	(744)	—	—	—	26

		$212,581	$—	$—	—	$10,282	$—	$13,219	$(59,352)	$176,730

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period July 1, 2010, through June 30, 2011.

		Balance				Net unrealized	Amortized	Transfers	Transfers	Balance
		as of			Realized	appreciation	discounts/	into	out of	as of
Category	Event Arbitrage	6/30/2010	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	Level 3	6/30/2011

Domestic Common Stocks
United States
Consumer, Cyclical		$—	$26,771	$—	$—	$(26,361)	$—	$—	$—	$410
Energy		—	—	—	—	25,338	—	—	—	25,338
Financial		2,222	—	(957)	(2,251)	6,766	—	—	—	5,780
Healthcare		202	152,995	—	—	(16,540)	—	665,942	(437)	802,162
Industrial		16,937	—	(870)	(12,140)	17,749	—	—	—	21,676
Technology		6,422	—	—	—	(3,920)	—	978,503	(2,502)	978,503
Rights
United States
Healthcare		—	—	—	—	—	—	3,900	—	3,900
Foreign Common Stock
Germany
Industrial		—	—	—	—	—	—	571,512	—	571,512

		$25,783	$179,766	$(1,827)	$(14,391)	$3,032	$—	$2,219,857	$(2,939)	$2,409,281

100 | 2011 ANNUAL REPORT

Note 3 — Investment Advisory Fee and Other Related Party Transactions
     Quaker Funds, Inc. (“QFI”) serves as investment adviser to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser

Akros Absolute Return	Akros Capital, LLC

Event Arbitrage	N/A

Global Tactical Allocation	DG Capital Management

Long-Short Tactical Allocation	Rock Canyon Advisory Group, Inc.

Small-Cap Growth Tactical Allocation	Century Management

Strategic Growth	DG Capital Management

Capital Opportunities	Knott Capital Management

Mid-Cap Value	Kennedy Capital Management; Inc.

Small-Cap Value	Aronson Johnson Ortiz

     QFI or the sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
     Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2011. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Akros Absolute Return	1.25%	0.75%	1.26%

Event Arbitrage	1.30%	N/A	0.33%

Global Tactical Allocation	1.25%	0.75%	N/A

Long-Short Tactical Allocation	1.70%	1.20%	N/A

Small-Cap Growth Tactical Allocation	1.00%	0.50%	N/A

Strategic Growth	1.30%	0.75%	0.22%

Capital Opportunities	0.925%	0.625%	N/A

Mid-Cap Value	1.05%	0.75%	N/A

Small-Cap Value	1.00%	0.70%	N/A

For the fiscal year ending June 30, 2011, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Akros Absolute Return	$116,911	$73,855	$120,543

Event Arbitrage	336,194	—	85,149

Global Tactical Allocation	278,845	167,306	—

Long-Short Tactical Allocation	65,733	46,399	—

Small-Cap Growth Tactical Allocation	258,089	129,045	—

Strategic Growth	4,424,250	2,552,452	751,125

Capital Opportunities	185,453	125,306	—

Mid-Cap Value	108,328	77,327	—

Small-Cap Value	579,972	405,981	—

     DG Capital Management, Inc., the sub-adviser to the Strategic Growth Fund has waived a portion of its subadvisory fee to the extent that the total operating expenses of the Strategic Growth Fund (exclusive of 12b-1 fees) exceeded the annual rate of 1.99% for Class A shares, 2.74% for Class C shares and 1.74% for Institutional Class Shares of the average net assets of each class, respectively. If, at any time, the expenses of the Strategic Growth Fund (exclusive of 12b-1 fees) were less than the Annualized Expense Ratio, the Trust, on behalf of the Strategic Growth Fund, would reimburse the Adviser for any fees previously waived; provided, however, that the reimbursement would be payable only to the extent that it (a) can be made during the five (5) years following the fiscal year end during which the Adviser waived fees for the Strategic Growth Fund, and (b) can be reimbursed without causing the expenses of the Strategic Growth Fund to exceed the Annualized Expense Ratio. This fee waiver was in effect for the period July 1, 2010 to June 30, 2011.
     Akros Capital, LLC, the sub-adviser to the Akros Absolute Return Fund has waived a portion of its subadvisory fee to the extent that the total operating expenses of the Akros Absolute Return Fund (exclusive of 12b-1 fees) exceeded the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. If, at any time, the annualized expenses of the Akros Absolute Return Fund were less than the Annualized Expense Ratio, the Trust, on behalf of the Akros Absolute Return Fund, would reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that the repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the Adviser waived fees or assumed
2011 ANNUAL REPORT | 101

Notes to the Financial Statements
Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
expenses for the Akros Absolute Return Fund, and (b) can be repaid without causing the expenses of the Akros Absolute Return Fund to exceed the Annualized Expense Ratio. This fee waiver agreement shall continue in effect from October 28, 2010 until October 28, 2011. This agreement shall automatically terminate upon the termination of the advisory agreement between QFI and the Trust or, with respect to the Akros Absolute Return Fund, in the event of its merger or liquidation.
     QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of the Event Arbitrage Fund (exclusive of 12b-1 fees) exceeded the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion. If, at any time, the annualized expenses of the Event Arbitrage Fund were less than the Annualized Expense Ratio, the Trust, on behalf of the Event Arbitrage Fund, would reimburse the Adviser for any fees previously waiver and/or expenses previously assumed; provided, however that the repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the Adviser waived fees or assumed expenses for the Event Arbitrage Fund, and (b) can be repaid without causing the expenses of the Event Arbitrage Fund to exceed the Annualized Expense Ratio. This fee waiver agreement shall continue in effect from October 28, 2010 until October 28, 2011. The Adviser retroactively applied the fee waiver to any applicable fees accrued during the period from July 1, 2010 to October 27, 2010. This agreement shall automatically terminate upon the termination of the advisory agreement between QFI and the Trust or, with respect to the Event Arbitrage Fund, in the event of its merger or liquidation.
     Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of the Small-Cap Value Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceeded the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.
     US Bancorp Fund Services, LLC (“USB”), serves as the Trust’s transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate ranging between $8 and $11 dollars per shareholder account.
     Brown Brothers Harriman & Co. serves as fund accountant and administrator (the “Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.020% for accounting and 0.025% for administration for over $2 billion of average daily net assets.
     The Trust will incur an annual account minimum if, on an annual basis, the asset charges do not exceed the account minimum charges.
     Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.
     For the fiscal year ending June 30, 2011, the Distributor received $43,520 in underwriter concessions from the sale of Funds shares.
     Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2011, the Trust compensated the CCO $201,430.
102 | 2011 ANNUAL REPORT

Note 4 — Purchases and Sales of Investments
     For the fiscal year ending June 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales

Akros Absolute Return	$12,147,470	$7,603,831

Event Arbitrage	66,947,373	18,019,289

Global Tactical Allocation	153,197,380	161,055,033

Long-Short Tactical Allocation	39,229,897	44,527,303

Small-Cap Growth Tactical Allocation	147,302,019	141,352,837

Strategic Growth	427,120,386	554,224,439

Capital Opportunities	10,881,010	24,592,472

Mid-Cap Value	2,743,024	4,593,217

Small-Cap Value	73,467,019	136,133,824

Note 5 — Options Written
     A summary of option contracts written by the Trust during the fiscal year ended June 30, 2011 is as follows:

	Akros Absolute Return
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	168	$6,117
Options written	5,389	284,155
Options closed	(474)	(44,247)
Options exercised	(1,600)	(94,083)
Options expired	(3,172)	(138,896)

Options outstanding at end of period	311	$13,046

	Event Arbitrage
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	70	$9,830
Options written	5,978	749,773
Options closed	(105)	(26,092)
Options exercised	(1,842)	(252,509)
Options expired	(545)	(68,187)

Options outstanding at end of period	3,556	$412,815

	Global Tactical Allocation
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	16	$2,077
Options written	314	37,909
Options closed	(271)	(34,858)
Options exercised	(56)	(4,822)
Options expired	—	—

Options outstanding at end of period	3	$306

	Strategic Growth
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	260	$33,459
Options written	6,697	840,988
Options closed	(5,799)	(776,384)
Options exercised	(1,120)	(94,185)
Options expired	—	—

Options outstanding at end of period	38	$3,878

2011 ANNUAL REPORT | 103

Notes to the Financial Statements
Note 6 — Options Purchased
     A summary of option contracts purchased by the Trust during the fiscal year ended June 30, 2011 is as follows:

	Event Arbitrage
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	70	$27,460
Options purchased	3,241	642,582
Options closed	(385)	(77,449)
Options exercised	(306)	(41,792)
Options expired	—	—

Options outstanding at end of period	2,620	$550,801

Note 7 — Tax Matters
     For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2011 for each Fund were as follows:

				Net
		Gross	Gross	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Akros Absolute Return	$10,557,127	$208,712	$(494,127)	$(285,415)

Event Arbitrage	46,084,546	1,438,868	(3,215,172)	(1,776,304)

Global Tactical Allocation	19,460,488	1,164,360	(507,771)	656,589

Long-Short Tactical Allocation	922,348	1,584	(39,042)	(37,458)

Small-Cap Growth Tactical Allocation	22,162,341	666,811	(275,097)	391,714

Strategic Growth	240,651,211	38,638,518	(4,676,705)	33,961,813

Capital Opportunities	8,105,322	661,896	(604,520)	57,376

Mid-Cap Value	7,806,692	2,842,012	(285,947)	2,556,065

Small-Cap Value	37,309,713	6,676,095	(1,123,728)	5,552,367

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options.
     As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Loss	Carryforward	Capital Loss	Earnings

Akros Absolute Return	$(550,952)	$—	$—	$—	$(65,874)	$(616,826)

Event Arbitrage	(1,942,261)	1,103,903	—	—	(236,408)	(1,074,766)

Global Tactical Allocation	655,980	—	—	(12,995,586)	—	(12,339,606)

Long-Short Tactical Allocation	(49,072)	—	—	(3,413,501)	(590,791)	(4,053,364)

Small-Cap Growth Tactical Allocation	391,714	548,573	—	—	—	940,287

Strategic Growth	33,954,102	—	—	(461,489,410)	—	(427,535,308)

Capital Opportunities	57,376	—	333,133	—	—	390,509

Mid-Cap Value	2,556,065	—	—	(10,249,453)	—	(7,693,388)

Small-Cap Value	5,552,367	—	—	(10,783,771)	—	(5,231,404)

104 | 2011 ANNUAL REPORT

Note 7 — Tax Matters (Continued)
     The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31.
     Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.
     At June 30, 2011, the capital loss carryovers for the Funds were as follows:

	Capital Loss Carryovers Expiring					Post-October Capital Loss
Fund	2019	2018	2017	2016	2014	Deferred	Utilized

Akros Absolute Return	$—	$—	$—	$—	$—	$65,874	$—

Event Arbitrage	—	—	—	—	—	236,408	—

Global Tactical Allocation	—	2,718,683	10,276,903	—	—	—	(810,775)

Long-Short Tactical Allocation	582,912	1,629,322	1,000,160	—	201,107	590,791	(646,939)

Small-Cap Growth Tactical Allocation	—	—	—	—	—	—	—

Strategic Growth	—	164,714,297	296,775,113	—	—	—	(6,607,247)

Capital Opportunities	—	—	—	—	—	—	(48,278)

Mid-Cap Value	—	1,170,572	8,882,628	196,253	—	—	—

Small-Cap Value	—	10,783,771	—	—	—	—	—

     On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.
2011 ANNUAL REPORT | 105

Notes to the Financial Statements
Note 8 — Reclassification of Capital Accounts
     In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassification have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2011, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Accumulated	Accumulated	Capital Paid in on
	Net Investment	Net Realized	Shares of Beneficial
Fund	Income	Gain (Loss)	Interest

Akros Absolute Return	$128,988	$(50,132)	$(78,856)

Event Arbitrage	(33,224)	33,669	(445)

Global Tactical Allocation	355,018	58	(355,076)

Long-Short Tactical Allocation	218,655	14,812	(233,467)

Small-Cap Growth Tactical Allocation	490,185	(490,185)	—

Strategic Growth	3,467,817	—	(3,467,817)

Capital Opportunities	56,311	1,029	(57,340)

Mid-Cap Value	114,575	2,562	(117,137)

Small-Cap Value	114,009	26,043	(140,052)

Note 9 — Distributions to Shareholders
     Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
     The tax character of dividends and distributions paid during the fiscal years of 2011 and 2010 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2011	2010	2011	2010	2011	2010

Akros Absolute Return	$289,620	$263,824	$—	$1,895	$51,880	$—

Event Arbitrage	116,827	—	64,146	—	—	—

Global Tactical Allocation	—	—	—	—	—	—

Long-Short Tactical Allocation	—	—	—	—	—	—

Small-Cap Growth Tactical Allocation	644,319	1,429,906	—	—	—	—

Strategic Growth	—	—	—	—	—	—

Capital Opportunities	—	—	—	—	—	—

Mid-Cap Value	—	—	—	—	—	—

Small-Cap Value	—	58,560	—	—	—	—

Note 10 — Fund Share Transactions
     At June 30, 2011, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:
Akros Absolute Return

	For the nine-month period September 1, 2010 through June 30, 2011				For the Fiscal Year Ended August 31, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	689,900	(699,040)	29,261	1,109,981	736,615	(79,881)	20,036	1,089,860
Value	$6,281,813	$(6,386,662)	$261,597		$6,812,301	$(733,027)	$181,130

Class C
Shares	33,614	(12)	81	33,683	N/A	N/A	N/A	N/A
Value	$297,968	$(115)	$724

106  | 2011 ANNUAL REPORT

Note 10 — Fund Share Transactions (Continued)
Akros Absolute Return

	For the nine-month period September 1, 2010 through June 30, 2011
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class I
Shares	273,787	(6,668)	5,837	272,956	N/A	N/A	N/A	N/A
Value	$2,500,479	$(59,881)	$52,183

Event Arbitrage

	For the Fiscal Year Ended June 30, 2011				For the six-month period January 1, 2010 through June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	2,575,353	(893,723)	9,090	2,032,340	187,698	(93,346)	—	341,620
Value	$32,680,895	$(11,332,113)	$114,175		$2,301,428	$(1,164,965)	$—

Class C
Shares	372,244	(40,491)	725	350,890	18,412	—	—	18,412
Value	$4,719,300	$(513,878)	$9,104		$229,862	$—	$—

Class I
Shares	1,669,821	(139,739)	3,003	1,592,320	59,235	—	—	59,235
Value	$21,254,814	$(1,781,161)	$37,719		$732,476	$—	$—

Global Tactical Allocation

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	209,770	(830,100)	—	1,558,014	765,851	(1,637,802)	—	2,178,344
Value	$1,571,128	$(5,744,811)	$—		$4,829,247	$(10,210,300)	$—

Class C
Shares	66,805	(763,464)	—	938,070	448,563	(953,347)	—	1,634,729
Value	$467,312	$(5,226,851)	$—		$2,772,300	$(5,829,421)	$—

Class I
Shares	9,736	(24,851)	—	115,467	96,546	(3,124)	—	130,582
Value	$83,272	$(200,522)	$—		$750,464	$(24,662)	$—

Long-Short Tactical Allocation

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	12,809	(680,985)	—	105,518	1,025,215	(739,206)	—	773,694
Value	$92,859	$(5,328,787)	$—		$9,592,261	$(6,535,087)	$—

Class C
Shares	23,893	(97,974)	—	118,476	228,530	(48,850)	—	192,557
Value	$180,579	$(714,426)	$—		$2,106,749	$(409,611)	$—

Class I
Shares	188,857	(123,765)	—	114,274	75,557	(52,037)	—	49,182
Value	$1,491,069	$(950,000)	$—		$689,046	$(433,187)	$—

2011 ANNUAL REPORT  |  107

Notes to the Financial Statements
Note 10 — Fund Share Transactions (Continued)
Small-Cap Growth Tactical Allocation

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	573,751	(1,080,333)	30,681	883,705	1,098,362	(172,525)	64,308	1,359,606
Value	$5,589,956	$(10,418,007)	$294,848		$11,294,247	$(1,754,833)	$605,779

Class C
Shares	198,320	(583,564)	18,932	586,121	607,228	(227,900)	67,035	952,433
Value	$1,860,624	$(5,660,707)	$178,714		$6,103,825	$(2,379,429)	$626,103

Class I
Shares	365,903	(338,092)	5,245	490,376	404,331	(28,274)	10,137	457,320
Value	$3,574,721	$(3,306,375)	$50,822		$4,140,048	$(284,287)	$96,102

Strategic Growth

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	1,714,977	(13,406,019)	—	11,305,726	4,084,342	(16,474,525)	—	22,996,768
Shares converted from Class B	—				11,555
Value	$26,601,682	$(208,173,296)	$—		$57,846,045	$(231,664,514)	$—
Value converted from Class B	$—				$146,579

Class B
Shares	—	—	—	—	—	(821)	—	—
Shares converted to Class A	—				—	(11,555)
Value	$—	$—	$—		$—	$(9,734)	$—
Value converted to Class A	$—				$—	(146,579)	—

Class C
Shares	99,273	(2,429,003)	—	2,860,516	440,794	(3,399,208)	—	5,190,246
Value	$1,391,735	$(33,776,263)	$—		$5,696,871	$(43,752,269)	$—
Class I

Shares	1,840,158	(886,496)	—	2,437,969	829,298	(2,992,058)	—	1,484,307
Value	$29,964,155	$(14,204,941)	$—		$11,933,078	$(44,353,587)	$—

Capital Opportunities

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	28,875	(590,894)	—	474,840	418,459	(477,896)	—	1,036,859
Shares converted from Class B	—				13,817
Value	$242,527	$(4,995,758)	$—		$3,449,952	$(3,913,926)
Value converted from Class B	$—				$101,528

108 | 2011 ANNUAL REPORT

Note 10 — Fund Share Transactions (Continued)
Capital Opportunities

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class B
Shares	—	—	—	—	—	—	—	—
Shares converted to Class A	—				—	(13,817)	—	—
Value	$—	$—	$—		$—	$—	$—
Value converted to Class A	$—				$—	$(101,528)	$—

Class C
Shares	11,159	(224,137)	—	274,532	83,315	(178,129)	—	487,510
Value	$84,740	$(1,782,230)	$—		$628,031	$(1,398,585)	$—

Class I
Shares	849,358	(1,730,529)	—	89,609	1,027,182	(102,662)	—	970,780
Value	$7,342,388	$(15,007,213)	$—		$9,162,241	$(820,376)	$—

Mid-Cap Value

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	38,471	(154,161)	—	450,884	42,613	(227,688)	—	566,574
Shares converted from Class B	—				9,345
Value	$590,197	$(2,250,912)	$—		$514,081	$(2,678,877)	$—
Value converted from Class B	$—				$96,694

Class B
Shares	—	—	—	—	—	(3,028)	—	—
Shares converted to Class A	—				—	(9,345)	—	—
Value	$—	$—	$—		$—	$(28,304)	$—
Value converted to Class A	$—				$—	$(96,694)	$—

Class C
Shares	16,395	(60,807)	—	177,903	6,371	(89,448)	—	222,315
Value	$220,315	$(808,831)	$—		$67,369	$(961,685)	$—
Class I
Shares	11,979	(5,707)	—	25,996	1,935	(5,559)	—	19,724
Value	$178,097	$(81,990)	$—		$22,588	$(55,548)	$—

2011 ANNUAL REPORT  | 109

Notes to the Financial Statements
Note 10 — Fund Share Transactions (Continued)
Small-Cap Value

	For the Fiscal Year Ended June 30, 2011				For the Fiscal Year Ended June 30, 2010
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares

Class A
Shares	226,282	(1,049,170)	—	857,309	592,560	(960,459)	—	1,680,197
Shares converted from Class B	—				7,342	—	—	—
Value	$3,074,213	$(14,912,990)	$—		$6,939,203	$(11,342,316)	$—
Value converted from Class B	$—				$75,107	—	$—

Class B
Shares	—	—	—	—	—	(910)	—	—
Shares converted to Class A	—				—	(7,342)	—	—
Value	$—	$—	$—		$—	$(8,992)	$—
Value converted to Class B	$—				$—	$(75,107)	$—

Class C
Shares	7,368	(38,302)	—	178,103	13,289	(116,012)	—	209,037
Value	$91,224	$(469,366)	$—		$131,919	$(1,163,229)	$—

Institutional Class
Shares	115,713	(3,871,069)	—	1,345,013	771,063	(1,598,858)	4,839	5,100,369
Value	$1,605,138	$(52,302,288)	$—		$9,256,794	$(19,544,045)	$58,021

Note 11 — 5% Shareholders
     At June 30, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 5% of the outstanding shares of the following Funds: Akros Absolute Return — three own 35.82%; Event Arbitrage — three own 33.58%; Global Tactical — two own 19.66%; Long-Short — four own 49.40%; Small-Cap Growth Tactical Allocation — two own 20.81%; Strategic Growth — three own 19.58%; Capital Opportunities — one owns 8.94%; Mid-Cap Value — three own 16.14%; Small-Cap Value-six own 78.49%. Transactions by these shareholders may have a material impact upon the Funds.
Note 12 — Indemnifications
     Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 13 — Securities Lending
     At June 30, 2011, these securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities	Value of	% of
Fund	Market Value	Cash Collateral	Net Assets

Global Tactical Allocation	$934,590	$955,226	4.77%

Small -Cap Growth

Tactical Allocation	2,475,213	2,547,566	12.34%

Strategic Growth	9,285,911	9,491,500	3.42%

Mid-Cap Value	317,110	323,695	3.10%

Small-Cap Value	3,029,054	3,109,975	7.61%

Note 14 — Review for Subsequent Events
     On June 15, 2011, the Board of Trustees (the “Board”) of the Trust approved the termination of Knott Capital Management, Inc. as investment sub-adviser to Capital Opportunities and the hiring of ICC Capital Management, Inc. as interim investment sub-adviser to Capital Opportunities, each effective as of July 1, 2011.
110 | 2011 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Quaker Investment Trust:
     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Mid-Cap Value Fund, Quaker Global Tactical Allocation Fund and Quaker Small-Cap Value Fund and the schedules of investments and schedules of securities sold short of Quaker Akros Absolute Return Fund, Quaker Event Arbitrage Fund and Quaker Long-Short Tactical Allocation Fund (constituting Quaker Investment Trust, hereafter referred to as the “Trust”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the five periods ended August 31, 2010, the statement of changes in net assets for the two years ended August 31, 2010 and the statement of operations for the year ended August 31, 2010 of Quaker Akros Absolute Return Fund (formerly Akros Absolute Return Fund) were audited by other independent accountants whose report dated October 28, 2010, expressed an unqualified opinion on those statements. The statement of changes in net assets for the year ended December 31, 2009 and the financial highlights for the four years ended December 31, 2009 of Quaker Event Arbitrage Fund (formerly Pennsylvania Avenue Event-Driven Fund) were audited by other independent accountants whose report dated March 16, 2010, expressed an unqualified opinion on those statements. The financial highlights for the three years ended September 30, 2008 of Quaker Long-Short Tactical Allocation Fund (formerly Top Flight Long-Short Fund) were audited by other independent accountants whose report dated November 24, 2008, expressed an unqualified opinion on those statements.
Princewaterhousecooper LLP
Philadelphia, Pennsylvania
August 29, 2011
2011 ANNUAL REPORT | 111

Trustees and Officers
June 30, 2011
     The Board of Trustees (“Board” or “Trustees”) has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by Quaker Funds Inc., subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below:

		Serving as
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee of		Overseen by	Held by
Name, Address and Age	with the Trust	the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 68	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996—present); Registered Representative Citco Mutual Fund Distributors, Inc. (2006—2007); Registered Representative, Radnor Research & Trading Company, LLC (2005—2006); Chairman and CEO, Quaker Securities Inc. (1990—2005).	9	None

Laurie Keyes (3)(4) 309 Technology Drive Malvern, PA 19355 Age 61	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996—present).	9	None

Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 41	Secretary	Since Nov. 2006
President, Quaker Funds, Inc. (2007—present); Chief Operating Officer, Quaker Funds, Inc. (2005—present); Director of IT, Citco Mutual Fund Services, Inc. (2003—2005); formerly Registered Representative, Quaker Securities (1995—2005).
				None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 46	Chief Compliance Officer	Since March 2004
General Counsel to Quaker Funds, Inc. (2003—present); Chief Compliance Officer for the Quaker Investment Trust (2004—present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004—2007); formerly General Counsel for CRA Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004—2006).
				None	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 57	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979—present).	9	Director, ACP Funds Trust

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19335 Age 57	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	9	Director, BHR Institutional Funds; Director, ACP Funds Trust

Warren West 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998—present).	9	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 71	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov., 1996—Jan., 2005 Nov., 1996—Feb., 2002	Chairman-Executive Committee, Technology Development Corp., (1997—Present) technology development and manufacturing firm (1997—present); President, Quaker Investment Trust (2002—2003); Affiliated Faculty, University of Pennsylvania (1998—present).	9	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.
112 | 2011 ANNUAL REPORT

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., ‘’public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is Ms. Keyes’ son.
     The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.
2011 ANNUAL REPORT | 113

Board consideration of the Investment Advisory and Sub-Advisory Agreements
     At a meeting held on April 28, 2011, the Independent Trustees of the Board of the Trust considered the continuation of the Investment Advisory Agreement between the Trust and QFI, and each of the respective Sub-Advisory Agreements between QFI and Akros Capital LLC, Aronson Johnson Ortiz, LP., Century Management Inc., DG Capital Management, Kennedy Capital Management, Inc., Knott Capital Management and Rock Canyon Advisory Group, Inc. (collectively the “Agreements”) with regard to each Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. Each of the agreements was approved for a one year period with the exception of the Knott Capital Management and Rock Canyon Advisory Group, Inc. agreements which were approved for a six-month period.
     In arriving at their decision to renew the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and each sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits QFI and each of the sub-advisers derived from their relationships with the Funds. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI and each of the sub-advisers, focusing particularly on the level of advisory fees and expenses of each Fund compared with information for similar funds, and the performance of each Fund compared to funds with similar investment objectives. The Board, including the Independent Trustees, also considered other information that it had received from QFI and each of the sub-advisers at other meetings throughout the year.
     In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Funds. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.
     With respect to the nature, extent and quality of the services provided to the Funds by each sub-adviser, the Board including the Independent Trustees, considered the quality of the portfolio management services that each sub-adviser provided to the Funds, the depth, experience and demonstrated consistency in investment approach of each of the sub-advisers’ portfolio management teams, the continued growth in each of the sub-advisers’ personnel responsible for managing the Funds; and the quality of each of the sub-advisers’ reputations. The Board, including the Independent Trustees, further considered each of the sub-advisers’ performance records and their experience in managing another fund complex with similar mutual funds. With respect to the Quaker Capital Opportunities Fund, in particular, the Board considered the continued turnover in personnel at the Fund’s sub-adviser as well as the pending purchase of the sub-adviser by another firm. The Board discussed the recommendation of QFI that the Board replace the Fund’s sub- adviser. Following the discussion, the Board agreed that QFI should find a replacement for the Fund’s current sub-adviser and that the sub-adviser’s advisory agreement should only be approved for a shortened term pending the search for a new sub-adviser.
     With respect to the Funds’ investment performance, the Board, including the Independent Trustees, reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-advisers’ management style, that have affected the performance of each Fund relative to its peer group and benchmarks. With respect to the Quaker Long-Short Tactical Allocation Fund, in particular, the Board discussed the Fund’s continued underperformance, its small asset size, and the lack of prospects for growth in asset size and new shareholders. The Board also determined that based on their prior discussion with QFI, the Fund was unlikely to reach levels of adequate economies of scale, which, in essence, meant it was unlikely that the Fund would be an optimally efficient investment vehicle for shareholder assets. As a result, the Board requested that QFI explore certain strategic alternatives for the Fund.
     With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Trust, the Board, including the Independent Trustees, considered the fact that QFI had agreed to continue to waive its advisory fees to the extent necessary to limit the annualized expenses of each Fund to their assigned expense ratio caps for an additional year. The Board, including the Independent Trustees, also considered that QFI might be able to recoup some of the waived fees in the future. The Board, including Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises because QFI has no other advisory accounts.
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     The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.
     Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Funds were likely to benefit from the nature, extent and quality of QFI’s and each of the sub-advisers’ services, as applicable, and that QFI and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.
     After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and each of the sub-advisers, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and each of the sub-advisers was reasonable.
     In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Funds. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.
     Additionally, at a Special Telephonic Meeting held on June 15, 2011, the Board of the Trust approved the termination of Knott Capital Management as investment sub-adviser to the Capital Opportunities Fund and the hiring of ICC Capital Management (“ICC”) as interim investment sub-adviser to the Capital Opportunities Fund, effective July 1, 2011.
     In considering the sub-advisory agreement, the Independent Trustees considered: (i) the nature, extent and quality of the services to be rendered by ICC; (ii) the experience and qualifications of the personnel providing such services; (iii) the proposed fee structure, the existence of any fee waivers, and the Fund’s anticipated expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (iv) a comparison of the fees charged and services provided by the sub-adviser; (v) the direct and indirect costs that may be incurred and profits to be realized by the sub-adviser and its affiliates in performing services for the Fund, and the basis of determining and allocating these costs; (vi) possible economies of scale arising from the Fund’s size and/or anticipated growth; (vii) other possible benefits to the sub-adviser and its affiliates arising from its relationship with the Trust; and (viii) possible alternative fee structures or bases for determining fees.
     The Independent Trustees carefully analyzed the information provided and determined that the compensation and other terms of the interim sub-advisory agreement with ICC would be in the best interests of the Trust’s shareholders.
2011 ANNUAL REPORT | 115

General Information (Unaudited)
Form N-Q Filing and Proxy Voting Policies and Procedures
     Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
     Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.
Tax Information
     We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2011.
     During the fiscal year ended June 30, 2011, the following Funds paid long-term capital distributions:

Long-Term
Fund	Capital Gains	Per Share

Akros Absolute Return	$—	$—

Event Arbitrage	64,146	0.03514

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	—	—

Strategic Growth	—	—

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	—	—

     Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage
Akros Absolute Return	$52,454	15.36%

Event Arbitrage	116,827	100%

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	15,850	2.46%

Strategic Growth	—	—

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	—	—

     Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage

Akros Absolute Return	$2,766	0.81%

Event Arbitrage	116,827	100%

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	30,283	4.70%

Strategic Growth	—	—

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	—	—

     Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
     Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2012 to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.
116 | 2011 ANNUAL REPORT

The Quaker Funds are distributed by Quasar Distributors, LLC. Contact us: Quaker Funds, Inc. c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701 800-220-8888 www.quakerfunds.com ©2011 Quaker® Investment Trust QKAR 062011

Item 2.	Code of Ethics.
     As of the period ended June 30, 2011 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007 is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.
     The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,750 for 2011 and $165,000 for 2010.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,500 for 2011 and $3,000 for 2010.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $34,315 for 2011 and $26,880 for 2010. The services for each of the fiscal years ended June 30, 2011 and June 30, 2010 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.
(e)	The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.
(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2011 and $0 for 2010.
(h)	The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not Applicable.

Item 6.	Investments.
(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.
(b)	Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Registrant’s Code of Ethics for Senior Officers pursuant to the Sarbanes-Oxley Act of 2002 is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3)	Not Applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Quaker Investment Trust

By (signature and title)*	/s/ Jeffry H. King, Sr.

Jeffry H. King, Sr. Chief Executive Officer

Date	September 2, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jeffry H. King, Sr.

Jeffry H. King, Sr. Chief Executive Officer

Date	September 2, 2011

By (signature and title)*	/s/ Laurie Keyes

Laurie Keyes Treasurer

Date	September 2, 2011